MARCH 31, 2003

ANNUAL REPORT

INVESCO SECTOR FUNDS, INC.

ENERGY FUND

FINANCIAL SERVICES FUND

GOLD & PRECIOUS METALS FUND

HEALTH SCIENCES FUND

LEISURE FUND

REAL ESTATE OPPORTUNITY FUND

TECHNOLOGY FUND

TELECOMMUNICATIONS FUND

UTILITIES FUND

"OVERALL, DEMAND FOR HEALTH CARE SERVICES AND PRODUCTS REMAINS HIGH."
SEE PAGE 11

[INVESCO ICON] INVESCO(R)

FELLOW SHAREHOLDER:

[PHOTGRAPH OF RAYMOND R. CUNNINGHAM OMMITTED]

LESSONS LEARNED

After an auspicious start to 2003 during which the Dow Jones Industrials gained 5% in the first three days of trading, the stock market backed down amid war worries. Once again, what had seemed like the beginning of a sustained rebound turned out to be a false start. You could almost hear the collective groan from investors, and, admittedly, I joined in.

But then I stepped back for a view of the big picture. Has the market's behavior over the past year been frustrating? Undeniably. However, it's also been instructive, and I believe that those of us who pay attention to the downturn's lessons will come out ahead in the long run.

The first lesson the bear market has reinforced is the importance of defining and maintaining an investment plan. This plan should accommodate your risk tolerance, time horizon, and long-term goals -- and it should be built to last.

That's not to say it doesn't need fine-tuning now and again. The lesson of diversification always deserves review. As we've seen this past decade, a variety of investments -- from Treasuries to aggressive growth stocks -- constantly vie for leadership, and there's never just one winner over time. The last few years have also reinforced the lesson that adequate diversification requires occasional rebalancing. Many investors made the mistake of letting portfolios become overly stock-heavy during the late 1990s, and then came to regret this lapse when bonds surged ahead in the new millennium.

Similarly, history says it would be a mistake to neglect stocks now. Don't forget that, while the past few years have been tough on equities, they still deserve a place in every long-term investor's portfolio. After all, stocks have historically outpaced inflation by a far greater margin than bonds. For example, in surveying the 50-year period ended December 31, 2002, stock returns exceeded inflation by 7.16%, compared with 2.37% for bonds.*

Perhaps one of the greatest lessons we can learn from the current downturn is that it's tough to go it alone. Now more than ever, it helps to have a trusted financial advisor to turn to for advice and assistance. It's not enough to recognize history's lessons -- we also need to put them to good use so we're better prepared to meet tomorrow's challenges.

Sincerely,

/s/Raymond R. Cunningham
------------------------
Ray Cunningham
President and CEO, INVESCO Funds Group, Inc.

*PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. SOURCES: STANDARD & POOR'S(R); FEDERAL RESERVE. STOCKS ARE REPRESENTED BY THE TOTAL RETURNS OF THE S&P 500 INDEX(R), AN UNMANAGED INDEX OF THE 500 LARGEST COMMON STOCKS (IN TERMS OF MARKET VALUE), WEIGHTED BY MARKET CAPITALIZATION AND CONSIDERED REPRESENTATIVE OF THE BROAD STOCK MARKET; BONDS BY LONG-TERM TREASURIES (10+ YEARS); INFLATION BY THE CONSUMER PRICE INDEX. TREASURY BILLS ARE GUARANTEED BY THE FULL FAITH CREDIT OF THE U.S. GOVERNMENT AS TO THE TIMELY PAYMENT OF PRINCIPAL AND INTEREST. STOCKS ARE NOT GUARANTEED. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX. INDEXES ARE UNMANAGED; THEREFORE, THEIR PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH MUTUAL FUND INVESTING.

                                  INVESCO SECTOR FUNDS, INC. TOTAL RETURN, PERIODS ENDED 3/31/03

                                                                                                                         Manager's
                                                                Cumulative                           10 years+ or         Report
Fund (Inception)                                                 6 Months     1 year   5 years+    Since Inceptiono       Page #
----------------------------------------------------------------------------------------------------------------------------------
ENERGY FUND - CLASS A (4/02) WITH SALES CHARGE                      2.93%     (17.32%)     N/A        (17.32%)o^             3
ENERGY FUND - CLASS B (4/02) WITH CDSC                              3.51%     (18.24%)     N/A        (18.24%)o^             3
ENERGY FUND - CLASS C (2/00) WITH CDSC                              7.44%     (14.33%)     N/A          7.26%o+              3
ENERGY FUND - CLASS K (12/00)                                       8.74%     (13.52%)     N/A         (3.16%)o+             3
ENERGY FUND - INVESTOR CLASS (1/84)                                 8.80%     (12.72%)    5.35%         8.93%                3
FINANCIAL SERVICES FUND - CLASS A (4/02) WITH SALES CHARGE         (5.88%)    (26.62%)     N/A        (26.62%)o^             5
FINANCIAL SERVICES FUND - CLASS B (4/02) WITH CDSC                 (5.75%)    (27.48%)     N/A        (27.48%)o^             5
FINANCIAL SERVICES FUND - CLASS C (2/00) WITH CDSC                 (1.96%)    (24.22%)     N/A          0.18%o+              5
FINANCIAL SERVICES FUND - CLASS K (12/00)                          (0.48%)    (22.62%)     N/A         (9.90%)o+             5
FINANCIAL SERVICES FUND - INVESTOR CLASS (6/86)                    (0.45%)    (22.39%)   (1.20%)       10.38%                5
GOLD & PRECIOUS METALS FUND - CLASS A (4/02) WITH SALES CHARGE     (9.13%)     (1.24%)     N/A         (1.24%)o^             8
GOLD & PRECIOUS METALS FUND - CLASS B (4/02) WITH CDSC             (8.63%)     (0.63%)     N/A         (0.63%)o^             8
GOLD & PRECIOUS METALS FUND - CLASS C (2/00) WITH CDSC             (4.82%)      3.13%      N/A         13.72%o+              8
GOLD & PRECIOUS METALS FUND - INVESTOR CLASS (1/84)                (3.61%)      4.80%    (0.95%)       (3.25%)               8
HEALTH SCIENCES FUND - CLASS A (4/02) WITH SALES CHARGE            (8.86%)    (23.39%)     N/A        (23.39%)o^            10
HEALTH SCIENCES FUND - CLASS B (4/02) WITH CDSC                    (8.84%)    (24.39%)     N/A        (24.39%)o^            10
HEALTH SCIENCES FUND - CLASS C (2/00) WITH CDSC                    (5.24%)    (21.16%)     N/A        (10.81%)o+            10
HEALTH SCIENCES FUND - CLASS K (12/00)                             (3.94%)    (19.50%)     N/A        (15.39%)o+            10
HEALTH SCIENCES FUND - INVESTOR CLASS (1/84)                       (3.58%)    (18.99%)    0.15%        11.34%               10
LEISURE FUND - CLASS A (4/02) WITH SALES CHARGE                    (4.01%)    (25.10%)     N/A        (25.10%)o^            13
LEISURE FUND - CLASS B (4/02) WITH CDSC                            (3.78%)    (26.33%)     N/A        (26.33%)o^            13
LEISURE FUND - CLASS C (2/00) WITH CDSC                             0.01%     (22.65%)     N/A         (6.91%)o+            13
LEISURE FUND - CLASS K (12/01)                                      1.18%     (21.14%)     N/A        (11.75%)o^            13
LEISURE FUND - INVESTOR CLASS (1/84)                                1.51%     (20.87%)    7.87%        12.29%               13
REAL ESTATE OPPORTUNITY FUND - CLASS A (4/02) WITH SALES CHARGE    (3.80%)     (6.88%)     N/A         (6.88%)o^            15
REAL ESTATE OPPORTUNITY FUND - CLASS B (4/02) WITH CDSC            (3.45%)     (6.94%)     N/A         (6.94%)o^            15
REAL ESTATE OPPORTUNITY FUND - CLASS C (2/00) WITH CDSC             0.48%      (2.81%)     N/A          7.56%o+             15
REAL ESTATE OPPORTUNITY FUND - INVESTOR CLASS (1/97)                1.83%      (1.12%)   (1.15%)        2.20%o+             15
TECHNOLOGY FUND - CLASS A (4/02) WITH SALES CHARGE                  6.93%     (47.23%)     N/A        (47.23%)o^            17
TECHNOLOGY FUND - CLASS B (4/02) WITH CDSC                          7.64%     (49.62%)     N/A        (49.62%)o^            17
TECHNOLOGY FUND - CLASS C (2/00) WITH CDSC                         11.65%     (45.87%)     N/A        (42.30%)o+            17
TECHNOLOGY FUND - CLASS K (12/00)                                  12.62%     (44.47%)     N/A        (42.11%)o+            17
TECHNOLOGY FUND - INSTITITUTIONAL CLASS (12/98)                    13.33%     (43.94%)     N/A        (12.43%)o+            17
TECHNOLOGY FUND - INVESTOR CLASS (1/84)                            12.82%     (44.43%)   (9.05%)        5.72%               17
TELECOMMUNICATIONS FUND - CLASS A (4/02) WITH SALES CHARGE          0.64%     (39.45%)     N/A        (39.45%)o^            20
TELECOMMUNICATIONS FUND - CLASS B (4/02) WITH CDSC                  1.62%     (41.17%)     N/A        (41.17%)o^            20
TELECOMMUNICATIONS FUND - CLASS C (2/00) WITH CDSC                  5.63%     (37.20%)     N/A        (47.24%)o+            20
TELECOMMUNICATIONS FUND - CLASS K (12/00)                           7.05%     (35.77%)     N/A        (48.09%)o+            20
TELECOMMUNICATIONS FUND - INVESTOR CLASS (8/94)                     7.13%     (35.60%)  (15.09%)        1.36%o+             20
UTILITIES FUND - CLASS A (4/02) WITH SALES CHARGE                  (1.91%)    (25.39%)     N/A        (25.39%)o^            23
UTILITIES FUND - CLASS B (4/02) WITH CDSC                          (1.63%)    (26.67%)     N/A        (26.67%)o^            23
UTILITIES FUND - CLASS C (2/00) WITH CDSC                           1.98%     (22.85%)     N/A        (22.75%)o+            23
UTILITIES FUND - INVESTOR CLASS (6/86)                              3.75%     (20.99%)   (7.64%)        3.07%               23

*PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE FUNDS' CLASS A PERFORMANCE REFLECTS THE MAXIMUM SALES CHARGE OF 5.50%. THE FUNDS' CLASS B AND CLASS C PERFORMANCE REFLECTS THE DEDUCTION OF THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR THE PERIODS SHOWN. THE CDSC ON CLASS B SHARES DECLINES FROM 5% BEGINNING AT THE TIME OF PURCHASE TO 0% AT THE BEGINNING OF THE SEVENTH YEAR. THE CDSC OF CLASS C SHARES IS 1% FOR THE FIRST 13 MONTHS AFTER PURCHASE. THE PERFORMANCE OF THE FUND'S INVESTOR CLASS, INSTITUTIONAL CLASS, CLASS A, CLASS B, CLASS C AND CLASS K SHARES WILL DIFFER DUE TO THE DIFFERENT SALES CHARGE STRUCTURES AND EXPENSES. INVESTOR CLASS SHARES ARE CLOSED TO NEW INVESTORS AND ARE OFFERED TO GRANDFATHERED INVESTORS AS OF APRIL 1, 2002.

PERFORMANCE INFORMATION PROVIDED IN THIS REPORT DOES NOT REFLECT THE DEDUCTION OF TAXES SHAREHOLDERS PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES.

+AVERAGE ANNUALIZED

^NOT ANNUALIZED

oFOR FUNDS OR SHARE CLASSES INTRODUCED MORE RECENTLY

SECTOR FUNDS MAY EXPERIENCE GREATER SHORT-TERM PRICE VOLATILITY THAN MORE DIVERSIFIED EQUITY FUNDS, AND ARE MOST SUITABLE FOR THE AGGRESSIVE PORTION OF YOUR PORTFOLIO.

THE INDUSTRIES AND/OR SECTORS USED FOR PORTFOLIO SECURITIES CLASSIFICATION THAT MAY BE USED THROUGHOUT THIS REPORT ARE THE GLOBAL INDUSTRY CLASSIFICATION STANDARD WHICH WAS DEVELOPED BY AND IS THE EXCLUSIVE PROPERTY AND SERVICE MARK OF MORGAN STANLEY CAPITAL INTERNATIONAL INC. AND STANDARD & POOR'S.(R)

TABLE OF CONTENTS

LETTER FROM THE PRESIDENT AND CEO............1

FUND REPORTS.................................3

AN INTERVIEW WITH TOM WALD..................25

MARKET HEADLINES............................27

INVESTMENT HOLDINGS.........................28

FINANCIAL STATEMENTS........................51

NOTES TO FINANCIAL STATEMENTS...............75

FINANCIAL HIGHLIGHTS........................86

OTHER INFORMATION..........................120

YOUR FUND'S REPORT

ENERGY FUND

FUND PERFORMANCE

DEAR SHAREHOLDER:

The annual reporting period ended March 31, 2003, was characterized by a sluggish economy, concerns over corporate accounting practices, and uncertainty stemming from the tense geopolitical climate -- factors which weighed on stocks from all sectors of the market, including energy. Against this backdrop, the value of Energy Fund-Investor Class shares lost 12.72%. However, this return significantly outperformed the S&P 500 Index,(R) which declined 24.75% during that same period. (Of course, past performance is not a guarantee of future results.)(1),(2) For performance of other share classes, please see page 2.

--------------------------------------------------------------------------------
                                 ENERGY FUND --
                          TOP 10 COMMON STOCK HOLDINGS
                       % of Total Net Assets as of 3/31/03
--------------------------------------------------------------------------------

Murphy Oil......................................5.27%
BP PLC Sponsored ADR Representing 6 Ord Shrs....4.23%
Nabors Industries Ltd...........................4.12%
Pioneer Natural Resources.......................4.04%
Talisman Energy.................................3.66%
Apache Corp.....................................3.56%
Conoco Phillips.................................3.52%
Enbridge Energy International LLC...............3.48%
Weatherford International Ltd...................3.45%
TotalFinaElf Sponsored ADR
Representing 1/2 Ord Shr........................3.45%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

FUNDAMENTALS STILL KEY TO LONG-TERM GROWTH

Over the course of the fiscal year, commodity prices soared, increasing by about 50% during the reporting period. This was partially the result of worries regarding the situation in Iraq, as well as disruptions in oil output due to strikes in Venezuela, and, later in the period, an outbreak of violence in Nigeria. Meanwhile, a cold winter made for strong demand for natural gas.

LINE GRAPH:  INVESCO ENERGY FUND - INVESTOR CLASS GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO Energy Fund - Investor Class to the value of a $10,000 investment in the S&P 500 Index(R)(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 3/31/03.

      INVESCO ENERGY FUND - INVESTOR CLASS              S&P 500 INDEX(R)(2)

3/93  $10,000                                           $10,000
3/94  $ 9,506                                           $10,146
3/95  $ 9,364                                           $11,723
3/96  $11,524                                           $15,482
3/97  $14,717                                           $18,551
3/98  $18,128                                           $27,448
3/99  $14,642                                           $32,523
3/00  $22,427                                           $38,354
3/01  $27,606                                           $30,043
3/02  $26,948                                           $30,115
3/03  $23,520                                           $22,661

Yet even as commodity prices rose, energy stocks declined for the year -- further proof that the two are not necessarily as correlated as some investors would believe. In fact, we view short-term moves in commodity prices as relatively inconsequential. Over the past five years, the average price-per-barrel for crude oil has been in the neighborhood of $23 (versus $17 to $18 throughout the majority of the 1990s), and we expect it to level off around $25 once the war is over and investors realize that Iraq, which is capable of producing only 2.8 million barrels per day, is not likely to flood the market.

More important, we believe, are the compelling underlying fundamentals at work in the energy sector. Driven by ever-growing demand, oil inventories continued to move lower this past year, reaching below-normal levels as of March 31. Indeed, the U.S. economy's reliance on inexpensive and dependable energy sources for future economic expansion has shown no signs of abating. Just 15 years ago, the world consumed 58 million barrels of crude oil per day. So far in 2003, we are using an average of nearly 78 million barrels per day -- more than ever before. Furthermore, excess capacity (100% of which is in OPEC countries) is currently at a 4% level versus 25% 15 years ago. Unlike the many sectors facing overcapacity problems, we are now faced with the challenge of building up capacity in the energy sector, given the tight supply/demand fundamentals for oil. This challenge defines a long-term trend that we expect to see for some time in the oil business.

Fundamentals in the natural gas industry worked to the fund's advantage over the annual period. Prices increased as a result of production declines that seem to be deepening due to increasing depletion rates, and we finished the winter months with some of the lowest natural gas inventories in history. There simply has not been enough capital spending on drilling to keep up with demand, given that consumption of natural gas in the U.S. has risen sharply over the past decade. And because 95% of new electrical plants are fueled by natural gas, we believe that the demand for it will only increase as the country takes steps to expand electrical capacity.

STRONG STOCK SELECTION BENEFITS PERFORMANCE

A number of key holdings in the fund outperformed the broad market for the annual period. For example, the fund's largest position and a longtime holding, Murphy Oil, enjoyed a solid gain. During the first half of the year, the company was recognized for a major new oil discovery in Malaysia. This discovery only enhanced our already high opinion of Murphy, a company that we believe can succeed in almost any market environment. We think it's telling that Murphy's production growth is already locked in place for every year of this decade except one (and that year is expected to be locked in place soon), and are also pleased to report that, as of March 31, 2003, the firm was providing a dividend yield of approximately 2%.

GROWTH IN CONSUMPTION

As the strikes in Venezuela and problems in Nigeria proved this past year, inventories are so tight, any disruption in output is enough to remind investors of how important it is to build energy capacity. Furthermore, we're seeing incredible growth of consumption in developing areas -- namely China, a nation where automobile usage has been trending markedly higher in recent years.

The underlying dynamics driving energy prices and industry earnings worldwide are as favorable as ever, and in an expanding economy this will become even more evident. Consequently, we believe that the energy industry is entering a multiyear cycle of capacity expansion -- one that will provide ample opportunities for a variety of firms going forward.

LINE GRAPH: INVESCO ENERGY FUND - CLASS A & B GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO Energy Fund - Class A and the value of a $10,000 investment in INVESCO Energy Fund - Class B to the value of a $10,000 investment in the S&P 500 Index(R)(2), assuming in each case reinvestment of all dividends and capital gain distributions, and in the cases of INVESCO Energy Fund - Class A and Class B, inclusion of front-end sales charge and contingent deferred sales charge, respectively, for the period since inception (4/02) through 3/31/03.

      INVESCO ENERGY FUND - CLASS A       INVESCO ENERGY FUND - CLASS B       S&P 500 INDEX(R)(2)
4/02  $10,000                             $10,000                             $10,000
3/03  $ 8,268                             $ 8,176                             $ 7,525

LINE GRAPH:  INVESCO ENERGY FUND - CLASS C GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO Energy Fund - Class C to the value of a $10,000 investment in the S&P 500 Index(R)(2), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO Energy Fund - Class C, inclusion of contingent deferred sales charge, for the period since inception (2/00) through 3/31/03.

      INVESCO ENERGY FUND - CLASS C             S&P 500 INDEX(2)

2/00  $10,000                                   $10,000
3/00  $12,112                                   $10,978
3/01  $14,818                                   $ 8,599
3/02  $14,364                                   $ 8,620
3/03  $12,449                                   $ 6,486

LINE GRAPH:  INVESCO ENERGY FUND - CLASS K GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO Energy Fund - Class K to the value of a $10,000 investment in the S&P 500 Index(R)(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (12/00) through 3/31/03.

      INVESCO ENERGY FUND - CLASS K             S&P 500 INDEX(R)(2)

12/00 $10,000                                   $10,000
3/01  $11,706                                   $ 8,858
3/02  $10,728                                   $ 8,879
3/03  $ 9,278                                   $ 6,682

(1)PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ALONG WITH APPLICABLE FRONT-END SALES CHARGES AND CDSC. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.

(2)THE S&P 500 INDEX(R) IS AN UNMANAGED INDEX OF THE 500 LARGEST COMMON STOCKS (IN TERMS OF MARKET VALUE), WEIGHTED BY MARKET CAPITALIZATION AND CONSIDERED REPRESENTATIVE OF THE BROAD STOCK MARKET. THE INDEX IS NOT MANAGED; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND INCLUDING FRONT-END SALES CHARGES AND CDSC. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

PIE CHART:  ENERGY FUND
            INDUSTRY BREAKDOWN
            AS OF 3/31/03
            [PIE CHART]

            % OF TOTAL NET ASSETS

            Oil & Gas Equipment & Services......28.73%
            Integrated Oil & Gas................25.06%
            Oil & Gas Exploration, Production
            & Transportation....................21.65%
            Oil & Gas Drilling..................11.09%
            Oil & Gas Refining & Marketing.......5.71%
            Natural Gas Pipelines................3.48%
            Gas Utilities........................0.60%
            Net Cash & Cash Equivalents......... 3.68%

FUND MANAGEMENT

[PHOTOGRAPH OF JOHN S. SEGNER OMITTED]

JOHN S. SEGNER

JOHN SEGNER IS A SENIOR VICE PRESIDENT OF INVESCO FUNDS GROUP. HE RECEIVED A BS FROM THE UNIVERSITY OF ALABAMA AND AN MBA FROM THE UNIVERSITY OF TEXAS AT AUSTIN. BEFORE JOINING INVESCO IN 1997, JOHN SERVED AS MANAGING DIRECTOR AND PRINCIPAL FOR THE MITCHELL GROUP. HE ALSO PREVIOUSLY HELD ENGINEERING RESPONSIBILITIES WITH TEXACO INC., AND FINANCIAL RESPONSIBILITIES WITH AMERADA HESS CORP. AND FIRST TENNESSEE NATIONAL CORP. JOHN BEGAN HIS INVESTMENT CAREER IN 1980.

YOUR FUND'S REPORT

FINANCIAL SERVICES FUND

FUND PERFORMANCE

DEAR SHAREHOLDER:

Market conditions for stocks were punishing during the annual period ended March 31, 2003, as evidenced by double-digit losses for the major stock indexes. Corporate accounting fraud was the dominant theme in the first part of the period, with news of earnings inflation perpetrated by WorldCom (not a fund holding) and other high-profile companies deepening investors' distrust of corporate America. Although these headlines faded somewhat as summer came to an end, the economy's progress remained slow through fall and winter, as a host of geopolitical concerns kept investors on edge. Particularly influential was the uncertainty surrounding the situation with Iraq, which by mid-March culminated in war.

In this unfavorable climate, all sectors -- including financial services -- retreated. As a result, Financial Services Fund-Investor Class shares lost 22.39% during the one-year period ended March 31, 2003. Although the fund outperformed the broader S&P 500 Index,(R) which lost 24.75%, it slightly lagged the S&P 500 Financials Index,(R) which declined by 21.71% during that same period. (Of course, past performance is not a guarantee of future results.)(3),(4) For performance of other share classes, please see page 2.

--------------------------------------------------------------------------------
                           FINANCIAL SERVICES FUND --
                          TOP 10 COMMON STOCK HOLDINGS
                       % of Total Net Assets as of 3/31/03
--------------------------------------------------------------------------------

Bank of America..............................................6.14%
Wells Fargo & Co.............................................5.45%
Citigroup Inc................................................5.37%
Merrill Lynch & Co...........................................5.08%
American International Group.................................4.80%
Wachovia Corp................................................3.79%
Lehman Brothers Holdings.....................................3.10%
Fifth Third Bancorp..........................................2.81%
American Express.............................................2.71%
Ambac Financial Group........................................2.68%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

REGIONAL BANKS, INSURERS OUTPERFORM ON RELATIVE BASIS

Although all financial industry groups were down for the year, regional banks, property/casualty insurers, and reinsurers fared the best on a relative basis. Some stocks representing these areas managed gains despite the difficult conditions. For example, Bank of America, the fund's largest holding as of 3/31/03, advanced over the course of the year. The company is a successful turnaround story, as it has moved from an acquisition-oriented approach to a strategy centered on internal growth and strong customer service. During the annual period, the company's core businesses of consumer and commercial banking (constituting two-thirds of profits) contributed to solid earnings growth in a challenging environment. Furthermore, we believe that Bank of America's more market-sensitive businesses, such as asset management, equity investments, and global corporate investment banking, are positioned to perform well once the economy finally stabilizes.

On the other hand, despite strong fundamentals, fund holding Fifth Third Bancorp underperformed its banking industry peers this past year due to regulatory scrutiny. This past March, Fifth Third announced that it had entered into a written agreement with the Federal Reserve aimed at strengthening internal controls and risk management processes. Given that the fundamentals of the company remain strong, the agreement does not impair Fifth Third's day-to-day operations, and the agreement does not restrict dividends and buy-backs, we remain shareholders.

In the property/casualty insurance and reinsurance industries, a combination of significant price increases and a low level of catastrophes during the fund's fiscal year helped a number of holdings. An especially strong stock for the fund was reinsurance company RenaissanceRe Holdings Ltd, which delivered earnings growth well ahead of expectations. In addition, the company has been capitalizing on the turmoil in the marketplace to grow new lines of business. The fund also benefited from our opportunistic purchase of St Paul in the summer when the company's valuation was attractive due to concerns over asbestos claims and their capital position.

LINE GRAPH:  INVESCO FINANCIAL SERVICES FUND - INVESTOR CLASS, GROWTH OF
             $10,000(3)

This line graph compares the value of a $10,000 investment in INVESCO Financial Services Fund - Investor Class to the value of a $10,000 investment in the S&P 500 Index(R)(4), and to the value of a $10,000 investment in the S&P Financials Index(R)(4), assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 3/31/03.

      INVESCO FINANCIAL SERVICES        S&P 500 INDEX(R)(4)     S&P FINANCIALS INDEX(R)(4)
      FUND - INVESTOR CLASS
3/93  $10,000                           $10,000                 $10,000
3/94  $ 9,766                           $10,146                 $ 9,636
3/95  $10,467                           $11,723                 $10,945
3/96  $14,873                           $15,482                 $16,230
3/97  $18,105                           $18,551                 $21,144
3/98  $28,526                           $27,448                 $33,668
3/99  $30,208                           $32,523                 $35,880
3/00  $29,955                           $38,354                 $35,593
3/01  $33,326                           $30,043                 $39,494
3/02  $34,598                           $30,115                 $41,168
3/03  $26,850                           $22,661                 $32,230

LINE GRAPH: INVESCO FINANCIAL SERVICES FUND - CLASS A & B, GROWTH OF $10,000(3)

This line graph compares the value of a $10,000 investment in INVESCO Financial Services Fund - Class A and the value of a $10,000 investment in INVESCO Financial Services Fund - Class B to the value of a $10,000 investment in the S&P 500 Index(R)(4), and to the value of a $10,000 investment in the S&P Financials Index(R)(4) assuming in each case reinvestment of all dividends and capital gain distributions, and in the cases of INVESCO Financial Services Fund
- Class A and Class B inclusion of front-end sales charge and contingent deferred sales charge, respectively, for the period since inception (4/02) through 3/31/03.

      INVESCO FINANCIAL                 INVESCO FINANCIAL               S&P 500 INDEX(R)(4)     S&P FINANCIALS INDEX(R)(4)
      SERVICES FUND - CLASS A           SERVICES FUND - CLASS B
4/02  $10,000                           $10,000                         $10,000                 $10,000
3/03  $ 7,338                           $ 7,252                         $ 7,525                 $ 7,829

LINE GRAPH:  INVESCO FINANCIAL SERVICES FUND - CLASS C, GROWTH OF $10,000(3)

This line graph compares the value of a $10,000 investment in INVESCO Financial Services Fund - Class C to the value of a $10,000 investment in the S&P 500 Index(R)(4), and to the value of a $10,000 investment in the S&P Financials
Index(R)(4), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO Financial Services Fund - Class C, inclusion of contingent deferred sales charge, for the period since inception (2/00) through 3/31/03.

      INVESCO FINANCIAL SERVICES        S&P 500 INDEX(R)(4)     S&P FINANCIALS INDEX(R)(4)
      FUND - CLASS C
2/00  $10,000                           $10,000                 $10,000
3/00  $11,472                           $10,978                 $11,855
3/01  $12,718                           $ 8,599                 $13,154
3/02  $13,098                           $ 8,620                 $13,712
3/03  $10,056                           $ 6,471                 $10,776

Select holdings within financial services bolstered the fund's performance as well. One key positive contributor was SLM Corp (Sallie Mae), which posted a double-digit gain for the year on strong earnings and sound fundamentals in the non-cyclical student lending industry.

MARKET-SENSITIVE FINANCIALS ENCOUNTER FUNDAMENTAL AND REGULATORY ROADBLOCKS

During the year, heightened regulatory scrutiny and investor skepticism took a toll on a variety of companies across the sector. The companies most affected were those involved with the investment banking and brokerage businesses. However, even better performing groups like insurers encountered increased pressure from rating agencies, and commercial banking and consumer finance companies also faced more stringent regulatory standards. Throughout the period, anemic capital markets also pressured firms with market-sensitive revenues. Indeed, year-over-year global equity issuance as of March 31, 2003, was down by 40%, mergers and acquisition activity fell off by 25%, and broad equity market indexes, such as the S&P 500(R) and the Nasdaq Composite Index, were down over 20%.

Meanwhile, political and regulatory problems presented a host of obstacles. Investigations by the Securities and Exchange Commission (SEC) and New York Attorney General -- as well as a Congressional inquiry last July related to investment banks' research practices and their involvement in companies like Enron and WorldCom (not fund holdings) -- created bad publicity for investment banks.

PIE CHART:  FINANCIAL SERVICES FUND
            INDUSTRY BREAKDOWN
            AS OF 3/31/03
            [PIE CHART]

            % OF TOTAL NET ASSETS

            Banks.........................................39.50%
            Diversified Financial Services................14.19%
            Investment Adviser/Broker
            Dealer Services...............................13.55%
            Multi-Line Insurance...........................6.78%
            Property & Casualty Insurance..................5.79%
            Consumer Finance...............................5.17%
            Reinsurance....................................4.58%
            Life & Health Insurance........................2.88%
            Insurance Brokers..............................2.23%
            Real Estate Investment Trusts..................1.67%
            Data Processing Services.......................0.17%
            Net Cash & Cash Equivalents....................3.49%

FUND MANAGEMENT

[PHOTOGRAPH OF JOSEPH W. SKORNICKA OMITTED]

JOSEPH W. SKORNICKA, CFA

JOE SKORNICKA IS A VICE PRESIDENT OF INVESCO FUNDS GROUP. PRIOR TO JOINING INVESCO, JOE WAS A SENIOR EQUITY ANALYST AND FUND MANAGER WITH MUNDER CAPITAL MANAGEMENT AND AN ASSISTANT VICE PRESIDENT FOR COMERICA INCORPORATED. HE IS A CHARTERED FINANCIAL ANALYST CHARTERHOLDER, AND HOLDS AN MBA FROM THE UNIVERSITY OF MICHIGAN AND A BA FROM MICHIGAN STATE UNIVERSITY.

Although some progress has been made in resolving these troubles, holdings like Merrill Lynch & Co and Citigroup Inc weighed on the fund's performance during the period. Merrill was subjected to its share of bad press as the New York Attorney General singled it out in his campaign to reform investment banks. As for Citigroup, its diversity worked against it. Almost every negative headline seemed to have some relevance to Citigroup, since the company operates such a wide array of financial businesses. Nevertheless, we opted to stay invested in these companies, since we believe that they are strong enough to prosper over time.

FINANCIALS STILL APPEAR ATTRACTIVE

We still believe the financial services sector remains attractive for three primary reasons: demographics, consolidation and valuation. On demographics, the aging of the Baby Boomers is well known. We believe this trend will continue to benefit many industries within the sector including asset management, investment banking and brokerage, life insurance, and commercial banking. As for consolidation, after seeing a slowing in 2001 and 2002 due to economic and market weakness, as well as corporate scandals, we have seen an increase in activity over the past six months. This includes Household International selling to HSBC Holdings PLC, Skandia AB selling its U.S. annuity business to Prudential Financial Inc, Credit Suisse Group selling its clearing business to the Bank of New York, and two regional bank acquisitions by BB&T Corp and Mercantile
Bankshares (not fund holdings). As the economy stabilizes, we believe consolidation will accelerate in the sector, as the benefits of scale are just too important. Finally, on valuation, despite the fund outperforming the S&P 500 Index(R) for the trailing 1-, 5- and 10-year periods as of 3/31/03, financials still sold at a significant discount on a forward price-earnings basis to the S&P 500.(R)

LINE GRAPH:  INVESCO FINANCIAL SERVICES FUND - CLASS K, GROWTH OF $10,000(3)

This line graph compares the value of a $10,000 investment in INVESCO Financial Services Fund - Class K to the value of a $10,000 investment in the S&P 500 Index(R)(4), and to the value of a $10,000 investment in the S&P Financials
Index(R)(4), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (12/00) through 3/31/03.

      INVESCO FINANCIAL SERVICES        S&P 500 INDEX(R)(4)     S&P FINANCIALS INDEX(R)(4)
      FUND - CLASS K
12/00 $10,000                           $10,000                 $10,000
3/01  $ 9,803                           $ 8,858                 $ 9,853
3/02  $10,135                           $ 8,879                 $10,271
3/03  $ 7,842                           $ 6,682                 $ 8,041

DIVERSIFICATION AND A LONG-TERM FOCUS CRUCIAL IN AN UNCERTAIN MARKET

Although we believe the economy will gradually strengthen once the conflict with Iraq is resolved, we are exercising caution. Above all else, we remain committed to maintaining our focus on long-term corporate fundamentals. Industry diversification is an important part of our strategy as well. While we will overweight and underweight industries based on our bottom-up individual company research and top-down industry views, we will also stay diversified across the major industries within the sector. As we see more sure signs of an economic recovery, we may choose to position the fund more aggressively into the sector's more market- and economically-sensitive industries.

(3)PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ALONG WITH APPLICABLE FRONT-END SALES CHARGES AND CDSC. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEXES DO NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED THEIR PERFORMANCE.

(4)THE S&P 500 INDEX(R) IS AN UNMANAGED INDEX OF THE 500 LARGEST COMMON STOCKS (IN TERMS OF MARKET VALUE), WEIGHTED BY MARKET CAPITALIZATION AND CONSIDERED REPRESENTATIVE OF THE BROAD STOCK MARKET. THE S&P 500 FINANCIALS INDEX(R) REFLECTS THE FINANCIAL SERVICES SECTOR OF THE S&P 500 Index(R). THE INDEXES ARE NOT MANAGED; THEREFORE, THEIR PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND INCLUDING FRONT-END SALES CHARGES AND CDSC. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

YOUR FUND'S REPORT

GOLD & PRECIOUS METALS FUND

FUND PERFORMANCE

DEAR SHAREHOLDER:

Although gold stocks fell prey to profit-taking during the first quarter of 2003, they finished the fund's fiscal year with a solid gain. Consequently, the value of Gold & Precious Metals Fund-Investor Class shares advanced 4.80% for the annual period ended March 31, 2003, significantly outpacing the S&P 500 Index,(R) which declined 24.75%. (Of course, past performance is not a guarantee of future results.)(5),(6) For performance of other share classes, please see page 2.

GOLD DEEMED A SAFE HAVEN IN A VOLATILE YEAR

A number of factors combined to push gold prices higher during the period. First, with equity markets weak for the majority of the period, questions lingering over the health of the economy, and geopolitical concerns intensifying, investors turned to the gold sector as a relatively safe haven. Indeed, due to gold's strong performance throughout the equity market downturn, more and more investors have sought gold as an effective diversification tool.

Second, the weakening U.S. dollar has benefited gold. More than a decade ago, the U.S. dollar replaced gold as the standard in foreign currency markets. During the past year, however, the dollar softened. While it remains a strong currency, the dollar is now sharing with gold the role of back-up for foreign local currencies.

Another catalyst for gold prices was the behavior of many major producers in the industry, who reduced their hedging -- or short selling -- and in so doing curtailed the gold supply. When gold producers hedge against future production, rather than simply set a contract to buy at a future price (as you see with other commodities, such as natural gas and crude oil), they complete a forward sale. This in turn spurs the bullion bank to hedge its position by borrowing gold from the central bank and selling it to invest the proceeds for a specific period of time. The forward sale price is then equal to the interest rate differential over that period. With the low interest rates that prevailed this year, however, there was little for producers to gain by hedging, since the current price and the forward price were similar.

FUND BENEFITS FROM LARGE POSITIONS IN GOLD SECTOR LEADERS

Throughout the period, we maintained a weighting in gold bullion. We did so because bullion tends to be less volatile -- to the upside or the downside -- than the stocks of gold producers. Therefore, we feel that bullion exposure can help cushion downturns or turbulence in gold prices over time. However, toward the end of the period when gold prices retreated somewhat, we reduced our gold bullion weighting to approximately 5%. This decision was based on our opinion that gold stocks had reached historically attractive valuations at the end of the first quarter of 2003, and, therefore, currently possess more upside potential than gold bullion heading into the second quarter of 2003.

--------------------------------------------------------------------------------
                         GOLD & PRECIOUS METALS FUND --
                          TOP 10 COMMON STOCK HOLDINGS
                       % of Total Net Assets as of 3/31/03
--------------------------------------------------------------------------------

Glamis Gold Ltd.....................7.90%
Agnico-Eagle Mines Ltd..............5.06%
IAMGOLD Corp........................4.99%
Newmont Mining......................4.87%
Placer Dome.........................4.73%
Barrick Gold........................4.68%
Gold Fields Ltd Sponsored ADR
Representing Ord Shrs...............4.51%
Meridian Gold.......................4.51%
Kinross Gold........................4.11%
Aber Diamond........................4.08%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

LINE GRAPH:  INVESCO GOLD & PRECIOUS METALS FUND - INVESTOR CLASS, GROWTH OF
             $10,000(5)

This line graph compares the value of a $10,000 investment in INVESCO Gold & Precious Metals Fund - Investor Class to the value of a $10,000 investment in the S&P 500 Index(R)(6), assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 3/31/03.

      INVESCO GOLD & PRECIOUS METALS      S&P 500 INDEX(R)(6)
      FUND - INVESTOR CLASS

3/93  $10,000                             $10,000
3/94  $14,170                             $10,146
3/95  $10,020                             $11,723
3/96  $16,646                             $15,482
3/97  $13,943                             $18,551
3/98  $ 7,537                             $27,448
3/99  $ 5,405                             $32,523
3/00  $ 4,674                             $38,354
3/01  $ 4,283                             $30,043
3/02  $ 6,858                             $30,115
3/03  $ 7,187                             $22,661

Generally, the fund's outperformance of the broad market for the year was due to our investment in large- to mid-cap companies with the ability to grow their gold reserves at a relatively low cost. In particular, we emphasized companies that do not significantly hedge, and these firms benefited as gold prices moved higher.

For example, Glamis Gold Ltd, the fund's largest holdings, advanced during the period due to its successful acquisition of Francisco Gold, which helped broaden Glamis' exploration base. In addition, the company continued to drive down costs on its existing mines, fueling organic growth. Overall, Glamis exemplifies the type of gold company we target, given its strong production growth capabilities, appealing valuation, and prospects for long-term success.

OUTLOOK FOR GOLD APPEARS BRIGHT

Although the first few months of 2003 have been challenging for gold stocks, we remain optimistic about the outlook for the gold market. On the one hand, if the U.S. dollar rallies once the U.S./Iraq conflict has been resolved, that could be a negative for gold (since gold is used as a hedge against a weak dollar, and therefore typically declines when the dollar gains ground). On the other hand, we will have to pay for the war, and U.S. deficits are heading higher -- which could cause the dollar to suffer going forward (and gold to rise). Furthermore, we could see the economy shift from a deflationary to an inflationary stance -- another potential positive for gold.

PIE CHART:  GOLD & PRECIOUS METALS FUND
            INDUSTRY BREAKDOWN
            AS OF 3/31/03
            [PIE CHART]

            % OF TOTAL NET ASSETS

            Gold..........................59.64%
            Diversified Metals & Mining...16.59%
            Precious Metals & Minerals....11.26%
            Gold Bullion...................4.83%
            Net Cash & Cash Equivalents....7.68%

Of course, time will tell whether gold resumes its upward trajectory, and we will be watching carefully. It's instructive to note that roughly 20% of the world's gold production costs $270 per ounce to produce, and more than 50% costs $200 per ounce to produce. Therefore, since gold prices have recently been around $325 per ounce (as of March 31, 2003), we do not expect the price of gold to decline much. Furthermore, there are signs that gold's strong performance this past year is causing investors to acknowledge its attractive long-term fundamentals and its place in a well-diversified portfolio.

LINE GRAPH: INVESCO GOLD & PRECIOUS METALS FUND - CLASS A & B, GROWTH OF
            $10,000(5)

This line graph compares the value of a $10,000 investment in INVESCO Gold & Precious Metals Fund - Class A and the value of a $10,000 investment in INVESCO Gold & Precious Metals Fund - Class B to the value of a $10,000 investment in the S&P 500 Index(R)(6) assuming in each case reinvestment of all dividends and capital gain distributions, and in the cases of INVESCO Gold & Precious Metals Fund - Class A and Class B, inclusion of front-end sales charge and contingent deferred sales charge, respectively, for the period since inception (4/02) through 3/31/03.

      INVESCO GOLD & PRECIOUS   INVESCO GOLD & PRECIOUS     S&P 500 INDEX(R)(6)
      METALS FUND - CLASS A     METALS FUND - CLASS B

3/02  $10,000                   $10,000                     $10,000
3/03  $ 9,876                   $ 9,937                     $ 7,525

LINE GRAPH:  INVESCO GOLD & PRECIOUS METALS FUND - CLASS C, GROWTH OF $10,000(5)

This line graph compares the value of a $10,000 investment in INVESCO Gold & Precious Metals Fund - Class C to the value of a $10,000 investment in the S&P 500 Index(R)(6), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO Gold & Precious Metals Fund - Class C, inclusion of contingent deferred sales charge, for the period since inception (2/00) through 3/31/03.

      INVESCO GOLD & PRECIOUS METALS      S&P 500 INDEX(R)(6)
      FUND - CLASS C

2/00  $10,000                             $10,000
3/00  $ 9,143                             $10,978
3/01  $ 8,964                             $ 8,599
3/02  $14,179                             $ 8,620
3/03  $14,765                             $ 6,486

(5)PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ALONG WITH APPLICABLE FRONT-END SALES CHARGES AND CDSC. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.

(6)THE S&P 500 INDEX(R) IS AN UNMANAGED INDEX OF THE 500 LARGEST COMMON STOCKS (IN TERMS OF MARKET VALUE), WEIGHTED BY MARKET CAPITALIZATION AND CONSIDERED REPRESENTATIVE OF THE BROAD STOCK MARKET. THE INDEXES ARE NOT MANAGED; THEREFORE, THEIR PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND INCLUDING FRONT-END SALES CHARGES AND CDSC. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

FUND MANAGEMENT

[PHOTOGRAPH OF JOHN S. SEGNER OMITTED]

JOHN S. SEGNER

JOHN SEGNER IS A SENIOR VICE PRESIDENT OF INVESCO FUNDS GROUP. HE RECEIVED A BS FROM THE UNIVERSITY OF ALABAMA AND AN MBA FROM THE UNIVERSITY OF TEXAS AT AUSTIN. BEFORE JOINING INVESCO IN 1997, JOHN SERVED AS MANAGING DIRECTOR AND PRINCIPAL FOR THE MITCHELL GROUP. HE ALSO PREVIOUSLY HELD ENGINEERING RESPONSIBILITIES WITH TEXACO INC., AND FINANCIAL RESPONSIBILITIES WITH AMERADA HESS CORP. AND FIRST TENNESSEE NATIONAL CORP. JOHN BEGAN HIS INVESTMENT CAREER IN 1980.

YOUR FUND'S REPORT

HEALTH SCIENCES FUND

FUND PERFORMANCE

DEAR SHAREHOLDER:

The past fiscal year proved challenging for financial markets, as an unrelenting wave of economic and geopolitical uncertainty made for unfavorable conditions. However, health care stocks -- which are typically less sensitive to broad market moves than other groups -- fared well on a relative basis. This was especially true in the second half of the year, when biotechnology and pharmaceutical companies rebounded strongly.

For the one-year period ended March 31, 2003, the value of Health Sciences Fund-Investor Class shares declined 18.99%. In comparison, the S&P 500 Index(R) fell 24.75% over that same time frame. (Of course, past performance is no guarantee of future results.)(7),(8) For performance of other share classes, please see page 2.

SUBSTANTIAL POSITION IN MEDICAL TECHNOLOGY AIDS PERFORMANCE

During the period, a significant weighting in the medical technology sub-sector of health care benefited the fund -- as did strong individual stock selection within this area. Because the cost of the technology involved in producing medical devices is so high, one often sees great barriers to entry once a certain company has established itself as a leader within a particular therapeutic market, such as implantable defibrillators or cancer radiation equipment. In other words, those device firms able to develop a propriety edge in growth markets can find themselves in a dominant position for a number of years. As a result, profitable business models, strong cash flow, and favorable returns on equity may generally follow.

For example, in the approximately $3 billion implantable defibrillator market, Medtronic Inc and Guidant Corp have emerged as clear leaders. For cancer radiation equipment, Varian Medical Systems is a leader, and we anticipate Johnson & Johnson and Boston Scientific will emerge as the dominant competitors in the pending drug-coated stent market, which we believe eventually could exceed $5 billion. Finally, Zimmer Holdings, which manufactures hip and knee implants, is a leader in the orthopedic market -- a strong growth area given the aging of the baby boomer demographic. Our decision to target these top-performing companies, therefore, proved advantageous during the year.

SHIFT INTO BIOTECH AND PHARMACEUTICAL STOCKS MAY POSITION FUND FOR GROWTH

Late in 2002, we shifted a significant portion of assets from health services holdings into the large-cap pharmaceuticals group. Although pharmaceuticals had been facing serious competition from the generic market earlier in the year, by the second half of 2002 many companies had already dealt with lapses in patents and their subsequent impact. As a result, earnings comparisons from previous quarters were beginning to improve.

--------------------------------------------------------------------------------
                             HEALTH SCIENCES FUND --
                          TOP 10 COMMON STOCK HOLDINGS
                       % of Total Net Assets as of 3/31/03
--------------------------------------------------------------------------------

Biotech HOLDRs Trust................4.95%
Johnson & Johnson...................4.90%
Forest Laboratories.................4.79%
Pharmaceutical HOLDRs Trust.........4.44%
Merck & Co..........................4.35%
Wyeth...............................4.29%
Amgen Inc...........................4.27%
Abbott Laboratories.................4.12%
Eli Lilly & Co......................4.05%
Bristol-Myers Squibb................3.89%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

Furthermore, research we conducted during the period showed that for the first time in 40 years, dividend yields on drug stocks had surpassed those of short-term interest rates. Even though income and yield are not primary objectives of the fund per se, this unusual phenomenon seems to indicate that the downside risk on many drug stocks have been mitigated as we await new product cycles and earnings acceleration in 2004.

LINE GRAPH:  INVESCO HEALTH SCIENCES FUND - INVESTOR CLASS GROWTH OF $10,000(7)

This line graph compares the value of a $10,000 investment in INVESCO Health Sciences Fund - Investor Class to the value of a $10,000 investment in the S&P 500 Index(R)(8), assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 3/31/03.

      INVESCO HEALTH SCIENCES FUND - INVESTOR CLASS     S&P 500 INDEX(R)(8)

3/93  $10,000                                           $10,000
3/94  $11,309                                           $10,146
3/95  $13,367                                           $11,723
3/96  $20,148                                           $15,482
3/97  $20,492                                           $18,551
3/98  $29,047                                           $27,448
3/99  $35,877                                           $32,523
3/00  $36,249                                           $38,354
3/01  $34,757                                           $30,043
3/02  $36,128                                           $30,115
3/03  $29,268                                           $22,661

Outperformers from the pharmaceutical industry during the year included Teva Pharmaceuticals Industries Ltd, a leader in the international generic drug market, and specialty pharmaceutical company Forest Laboratories. As a mid-size drug company, Forest can realize dramatic earnings growth when a few key products, such as their depression drugs Celexa and Lexapro, experience success.

We also increased the fund's weighting in biotechnology during this time. It's important to note, however, that we sought only profitable companies in this space -- firms with strong earnings, positive cash flows, and proven biological products that have already been introduced to the market. For example, we purchased additional shares of Gilead Sciences. Gilead is an example of a biotech company benefiting from success with a new and highly profitable product, Viread, which is used to treat HIV. The successful launch of Viread made for a breakthrough year for Gilead, as the company was able to go from posting losses to enjoying sharp profits.

HEALTH SERVICES HOLDINGS DETRACT

Through the first three quarters of 2002, the fund's health services stocks performed well. However, at the end of October, Tenet Healthcare (no longer a fund holding) fell under scrutiny for its Medicare pricing tactics -- news that quickly clouded the entire services area. Following this development, the fund's exposure to Tenet and other services leaders proved detrimental, hampering performance and negatively affecting our overall return for the annual period. In response, we significantly trimmed our weighting in health services.

This decision stemmed not only from the regulatory problems dogging hospitals, but also from our growing concern over issues that we believe could hamper services stocks going forward. First, we believe that, as the U.S. begins to adjust to a deficit in its budget rather than a surplus, we could see cuts in Medicare reimbursement for hospitals. Second, if a drug reimbursement plan is implemented, it might be financed partly by taking funding from Medicare hospital reimbursement. Although it remains to be seen whether funding will be ultimately taken away from hospitals, this potential negative development remains a risk for these stocks.

On the positive side, the fund had no exposure to HealthSouth Corp, a firm that has faced accusations of earnings fraud. Our analysis of HealthSouth's cash flow and balance sheet trends was enough to keep us away from its stock over the past year.

MONITORING THE POLITICAL LANDSCAPE

Overall, demand for health care services and products remains high. We have long subscribed to the notion that the aging of the baby boomers and increases in life expectancy should drive growth in the health care sector for many years to come. Furthermore, we are cautiously optimistic about the recent developments at the Food and Drug Administration-- which has been approving more products since the appointment of its new commissioner, Mark McClellan.

(7)PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ALONG WITH APPLICABLE FRONT-END SALES CHARGES AND CDSC. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.

(8)THE S&P 500 INDEX(R) IS AN UNMANAGED INDEX OF THE 500 LARGEST COMMON STOCKS (IN TERMS OF MARKET VALUE), WEIGHTED BY MARKET CAPITALIZATION AND CONSIDERED REPRESENTATIVE OF THE BROAD STOCK MARKET. THE INDEX IS NOT MANAGED; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND INCLUDING FRONT-END SALES CHARGES AND CDSC. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

Going forward, we will be monitoring the political landscape closely. As we mentioned, Medicare reimbursement trends directly affect the health services sector, and cuts in the growth of Medicare funding could be negative for hospitals. Another interesting development could be the legislative introduction and potential passage of a prescription drug reimbursement plan. Given that another election year is approaching, voters may expect to see progress on this issue.

Other major events to watch for in health care include HMO pricing and hospital/HMO negotiations regarding a potential tiered hospital system. In terms of pricing, HMOs have benefited from increases in recent years, but another contract renegotiation season is on the horizon. We'll be following the news to see whether HMOs are able to implement higher premiums this year at a marginal spread to their cost trends. Meanwhile, interaction between hospitals and HMOs could lead to talks regarding possibly creating a so-called "tiered system," meaning that hospitals would be grouped according to higher and lower co-payment brackets. Such a system could hurt some hospitals, though select HMOs might benefit.

Finally, we'll be tracking product cycles within the pharmaceutical industry. Although there has recently been a gap in the introduction of new products, we believe we are close to seeing an end to this lapse. The worst of the impact from generic drug competitors appears to be over for many large-cap pharmaceutical companies. If this is the case, we could see a re-acceleration of earnings for leading pharmaceutical companies in 2003 and 2004.

LINE GRAPH: INVESCO HEALTH SCIENCES FUND - CLASS A & B, GROWTH OF $10,000(7)

This line graph compares the value of a $10,000 investment in INVESCO Health Sciences Fund - Class A and the value of a $10,000 investment in INVESCO Health Sciences Fund - Class B to the value of a $10,000 investment in the S&P 500 Index(R)(8) assuming in each case reinvestment of all dividends and capital gain distributions, and in the cases of INVESCO Health Sciences Fund - Class A and Class B, inclusion of front-end sales charge and contingent deferred sales charge, respectively, for the period since inception (4/02) through 3/31/03.

      INVESCO HEALTH SCIENCES   INVESCO HEALTH SCIENCES      S&P 500 INDEX(R)(8)
      FUND - CLASS A            FUND - CLASS B

4/02  $10,000                   $10,000                      $10,000
3/03  $ 7,661                   $ 7,561                      $ 7,525

LINE GRAPH:  INVESCO HEALTH SCIENCES FUND - CLASS C GROWTH OF $10,000(7)

This line graph compares the value of a $10,000 investment in INVESCO Health Sciences Fund - Class C to the value of a $10,000 investment in the S&P 500 Index(R)(8), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO Health Sciences Fund - Class C, inclusion of contingent deferred sales charge, for the period since inception (2/00) through 3/31/03.

      INVESCO HEALTH SCIENCES FUND - CLASS C    S&P 500 INDEX(R)(8)

2/00  $10,000                                   $10,000
3/00  $ 8,944                                   $10,978
3/01  $ 8,516                                   $ 8,599
3/02  $ 8,759                                   $ 8,620
3/03  $ 6,993                                   $ 6,486

LINE GRAPH:  INVESCO HEALTH SCIENCES FUND - CLASS K GROWTH OF $10,000(7)

This line graph compares the value of a $10,000 investment in INVESCO Health Sciences Fund - Class K to the value of a $10,000 investment in the S&P 500 Index(R)(8), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (12/00) through 3/31/03.

      INVESCO HEALTH SCIENCES FUND - CLASS K    S&P 500 INDEX(R)(8)

12/00 $10,000                                   $10,000
3/01  $ 8,136                                   $ 8,858
3/02  $ 8,414                                   $ 8,879
3/03  $ 6,773                                   $ 6,682

PIE CHART:  HEALTH SCIENCES FUND
            INDUSTRY BREAKDOWN
            AS OF 3/31/03
            [PIE CHART]

            % OF TOTAL NET ASSETS

            Pharmaceuticals...............54.58%
            Health Care Equipment.........19.70%
            Biotechnology.................17.69%
            Health Care Supplies...........2.34%
            Health Care Facilities.........1.43%
            Managed Health Care............1.39%
            Household Products.............1.37%
            Health Care Distributors
            & Services.....................0.99%
            Net Cash & Cash Equivalents....0.51%

FUND MANAGEMENT

[PHOTOGRAPH OF THOMAS R. WALD OMITTED]

THOMAS R. WALD, CFA

TOM WALD IS A VICE PRESIDENT OF INVESCO FUNDS GROUP. PRIOR TO JOINING INVESCO IN 1997, HE WAS THE SENIOR HEALTH CARE ANALYST AT MUNDER CAPITAL MANAGEMENT. HE BEGAN HIS INVESTMENT CAREER IN 1988. TOM RECEIVED HIS BA FROM TULANE UNIVERSITY, AND HIS MBA FROM THE UNIVERSITY OF PENNSYLVANIA. HE IS ALSO A CHARTERED FINANCIAL ANALYST CHARTERHOLDER.

YOUR FUND'S REPORT

LEISURE FUND

FUND PERFORMANCE

DEAR SHAREHOLDER:

The past 12 months provided more challenges for equity investors, as stocks continued their declines. The summer of 2002 saw several high-profile corporate accounting scandals keep investors on their heels. By the fall, investors were growing increasingly concerned about the likelihood of war with Iraq. All the while, the economic recovery continued to tread water. Perhaps most disturbing were the period's figures on consumer confidence and spending, which revealed that the talk of war was taking its toll on consumption. Throughout this economic downturn, consumer spending had remained remarkably robust, and many observers suggested that this strength was the only variable staving off recession. But with the economy continuing to stagnate, the employment outlook became less encouraging and consumer confidence declined. As a result, companies that are more cyclically-sensitive or with revenues that are largely derived from consumer discretionary spending, including many leisure companies, came under pressure.

--------------------------------------------------------------------------------
                                 LEISURE FUND --
                          TOP 10 COMMON STOCK HOLDINGS
                       % of Total Net Assets as of 3/31/03
--------------------------------------------------------------------------------

Mattel Inc.....................................................7.37%
International Game Technology..................................7.33%
Omnicom Group..................................................5.82%
Harrah's Entertainment.........................................5.34%
Liberty Media Series A Shrs....................................4.82%
Heineken NV....................................................2.69%
Anheuser-Busch Cos.............................................2.42%
CableVision Systems New York Group.............................2.41%
Carlsberg A/S Class B Shrs.....................................2.28%
Valassis Communications........................................2.18%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

LINE GRAPH:  INVESCO LEISURE FUND - INVESTOR CLASS GROWTH OF $10,000(9)

This line graph compares the value of a $10,000 investment in INVESCO Leisure Fund - Investor Class to the value of a $10,000 investment in the S&P 500 Index(R)(10), assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 3/31/03.

      INVESCO LEISURE FUND - INVESTOR CLASS     S&P 500 INDEX(R)(10)

3/93  $10,000                                   $10,000
3/94  $11,753                                   $10,146
3/95  $12,637                                   $11,723
3/96  $14,615                                   $15,482
3/97  $14,748                                   $18,551
3/98  $21,813                                   $27,448
3/99  $27,706                                   $32,523
3/00  $40,191                                   $38,354
3/01  $37,980                                   $30,043
3/02  $40,261                                   $30,115
3/03  $31,860                                   $22,661

In light of these trends, for the year ended March 31, 2003, the value of Leisure Fund-Investor Class shares declined 20.87%. However, the fund managed to outperform its benchmark, the S&P 500 Index,(R) which declined 24.75% during that same period. (Of course, past performance is not a guarantee of future results.)(9),(10) For performance of other share classes, please see page 2.

ECONOMIC SOFTNESS THREATENED TO HURT AD SPENDING

In a period as challenging as the past year has been, it's no surprise that the fund saw several holdings decline. Among the areas that detracted most from performance were our advertising agencies, notably Omnicom Group. Omnicom faced several problems throughout the year, including concerns about the means by which the company accounted for several acquisitions. We investigated Omnicom's accounting and held onto our position, believing the company has not done anything improper. Our confidence was validated later in the period, but Omnicom's troubles weren't over. The stock continued to trend lower as investors worried about how advertising spending would be hurt by the persistent economic weakness. Although Omnicom detracted from the fund's results this year, we continue to believe in the company's business model and remain confident that it will continue to gain market share over the next three to five years.

Valassis Communications was another underperformer. Shares of the coupon publisher declined after its primary competitor in the coupon publishing business announced plans to cut prices. At the time, Valassis was a top-ten holding in the fund, so it adversely affected relative performance. However, we continue to believe that the company possesses attractive long-term fundamental prospects.

THE FUND'S CYCLICAL SHARES DECLINED AS THE RECOVERY STAGNATED

Several of the fund's other more economically sensitive holdings came under pressure as well, including our cruise lines, diversified media companies, and our hotel and lodging stocks. The fund's movie studio stocks also generally underperformed. The exception was Pixar, a studio that specializes in animated children's movies, which gained nearly 50% during the period.

LINE GRAPH: INVESCO LEISURE FUND - CLASS A & B GROWTH OF $10,000(9)

This line graph compares the value of a $10,000 investment in INVESCO Leisure Fund - Class A and the value of a $10,000 investment in INVESCO Leisure Fund - Class B to the value of a $10,000 investment in the S&P 500 Index(R)(10) assuming in each case reinvestment of all dividends and capital gain distributions, and in the cases of INVESCO Leisure Fund - Class A and Class B, inclusion of front-end sales charge and contingent deferred sales charge, respectively, for the period since inception (4/02) through 3/31/03.

      INVESCO LEISURE         INVESCO LEISURE   S&P 500 INDEX(R)(10)
      FUND - CLASS A          FUND - CLASS B

4/02  $10,000                 $10,000           $10,000
3/03  $ 7,490                 $ 7,367           $ 7,525

LINE GRAPH:  INVESCO LEISURE FUND - CLASS C GROWTH OF $10,000(9)

This line graph compares the value of a $10,000 investment in INVESCO Leisure Fund - Class C to the value of a $10,000 investment in the S&P 500 Index(R)(10), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO Leisure Fund - Class C, inclusion of contingent deferred sales charge, for the period since inception (2/00) through 3/31/03.

      INVESCO LEISURE FUND - CLASS C            S&P 500 INDEX(R)(10)

3/00  $10,000                                   $10,000
3/01  $ 9,708                                   $ 8,599
3/02  $10,203                                   $ 8,620
3/03  $ 7,994                                   $ 6,846

LINE GRAPH:  INVESCO LEISURE FUND - CLASS K GROWTH OF $10,000(9)

This line graph compares the value of a $10,000 investment in INVESCO Leisure Fund - Class K to the value of a $10,000 investment in the S&P 500 Index(R)(10), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (12/01) through 3/31/03.

      INVESCO LEISURE FUND - CLASS K            S&P 500 INDEX(R)(10)

12/01 $10,000                                   $10,000
3/02  $10,795                                   $10,255
3/03  $ 8,513                                   $ 7,717

The fund saw several other areas defy the market's weakness. For example, our toy manufacturers, on the back of gains in the shares of Mattel Inc, generally advanced, as did several of our cable and satellite television service providers, including Comcast Corp and EchoStar Communications, two industries that enjoy revenues that are largely independent of economic health.

PUBLISHERS, BREWERS AND RETAIL CONTRIBUTED POSITIVELY TO PERFORMANCE

Several of our holdings outperformed on a relative basis, declining less than the broader market. Included in this group were the fund's publishing stocks, such as New York Times and Harte-Hanks Inc. Likewise, many of our beverage stocks, including Anheuser-Busch Cos, contributed positively to relative performance. Our retail stocks also performed reasonably, as Foot Locker, Tuesday Morning, and Target Corp all bettered the S&P 500 Index.(R)

Going forward, it's clear the war has influenced the economy and the market. It will likely continue to do so until the conflict reaches resolution. Unfortunately, this knowledge yields few ideas on which we can act or invest. Consequently, our focus remains on the longer term. We continue to look for companies capable of enjoying strong fundamental growth over the next three to five years rather than the next few months. In this longer-term context, our current portfolio holdings appear attractive.

PIE CHART:  LEISURE FUND
            INDUSTRY BREAKDOWN
            AS OF 3/31/03
            [PIE CHART]

            % OF TOTAL NET ASSETS

            Casinos & Gaming..............14.36%
            Movies & Entertainment........11.59%
            Cable & Satellite Operators...10.52%
            Advertising...................10.18%
            Leisure Products...............8.31%
            Brewers........................7.95%
            Publishing & Printing..........7.53%
            Hotels & Resorts...............6.39%
            Broadcasting - Radio/TV........5.10%
            Investment Companies...........2.58%
            Other Industries..............14.39%
            Net Cash & Cash Equivalents....1.10%

(9)PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ALONG WITH APPLICABLE FRONT-END SALES CHARGES AND CDSC. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.

(10)THE S&P 500 INDEX(R) IS AN UNMANAGED INDEX OF THE 500 LARGEST COMMON STOCKS (IN TERMS OF MARKET VALUE), WEIGHTED BY MARKET CAPITALIZATION AND CONSIDERED REPRESENTATIVE OF THE BROAD STOCK MARKET. THE INDEX IS NOT MANAGED; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND INCLUDING FRONT-END SALES CHARGES AND CDSC. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

FUND MANAGEMENT

[PHOTOGRAPH OF MARK GREENBERG OMITTED]

MARK GREENBERG, CFA

MARK GREENBERG IS A SENIOR VICE PRESIDENT OF INVESCO FUNDS GROUP. HE BEGAN HIS INVESTMENT CAREER IN 1980 AND HAS NEARLY 20 YEARS OF EXPERIENCE IN THE LEISURE SECTOR. MARK RECEIVED A BSBA FROM MARQUETTE UNIVERSITY AND IS A CHARTERED FINANCIAL ANALYST CHARTERHOLDER.

YOUR FUND'S REPORT

REAL ESTATE OPPORTUNITY FUND

FUND PERFORMANCE

DEAR SHAREHOLDER:

Equity investors were faced with a number of unnerving developments during the past 12 months. In the summer of 2002, corporate accounting fiascos and tensions in the Middle East gave investors pause. Fall saw talk of war with Iraq intensify, and the economy continue to stagnate. By the end of the period, the war had finally begun and stocks had seen the bear market extend another year.

--------------------------------------------------------------------------------
                         REAL ESTATE OPPORTUNITY FUND --
                          TOP 10 COMMON STOCK HOLDINGS
                       % of Total Net Assets as of 3/31/03
--------------------------------------------------------------------------------

Boston Properties.........................4.78%
General Growth Properties.................4.74%
Weingarten Realty Investors...............4.67%
ProLogis SBI..............................4.62%
Alexandria Real Estate Equities...........4.29%
Developers Diversified Realty.............4.25%
iStar Financial...........................4.17%
Vornado Realty Trust SBI..................4.17%
Equity Office Properties Trust............4.04%
CarrAmerica Realty........................3.89%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

THE MARKET'S RISK AVERSION SUPPORTED REITS

The uncertainty in the broader market provided some support for real estate investment trusts (REITs). As investors' tolerance for risk declined, they rotated into opportunities possessing a more defensive risk/reward profile, and REITs benefited from this trend. Not only has the group's dividend yield attracted investors, but also its financial health has withstood the economic downturn more successfully than other business sectors. Most property types outperformed the broader market during the fund's fiscal period, led by regional malls, shopping centers and industrial REITs. Meanwhile, the only property type that underperformed the S&P 500 Index(R) was the lodging group, which is arguably the most economically sensitive property type.

LINE GRAPH:  INVESCO REAL ESTATE OPPORTUNITY FUND - INVESTOR CLASS, GROWTH OF
             $10,000(11)

This line graph compares the value of a $10,000 investment in INVESCO Real Estate Opportunity Fund - Investor Class to the value of a $10,000 investment in the S&P 500 Index(R)(12), and to the value of a $10,000 investment in the NAREIT-Equity REIT Index(12), assuming in each case reinvestment of all dividends and capital gain distributions, for the period (1/97) through 3/31/03.

      INVESCO REAL ESTATE OPPORTUNITY                           NAREIT - EQUITY
      FUND - INVESTOR CLASS             S&P 500 INDEX(R)(12)    REIT INDEX(12)

1/97  $10,000                           $10,000                 $10,000
3/97  $10,120                           $10,269                 $10,070
3/98  $12,136                           $15,194                 $11,970
3/99  $ 8,724                           $18,003                 $ 9,443
3/00  $ 9,097                           $21,231                 $ 9,689
3/01  $10,102                           $16,231                 $12,005
3/02  $11,584                           $16,670                 $14,748
3/03  $11,455                           $12,545                 $14,240

For the year ended March 31, 2003, the value of Real Estate Opportunity Fund-Investor Class shares declined 1.12%. The fund significantly outperformed the S&P 500 Index,(R) which declined by 24.75% during that same period. (Of course, past performance is not a guarantee of future results.)(11),(12) For performance of other share classes, please see page 2.

RETAIL REITS ENJOYED STRONG FUNDAMENTALS

The fund received positive contributions to relative performance from most REIT property types, particularly its regional mall and shopping center exposure, two of the stronger property types. In contrast to much of the economy, the retail REIT group continued to exhibit relatively strong fundamentals throughout the past year. Standouts in these groups included Simon Property Group, Weingarten Realty Investors, and Rouse Co.

Other areas of strength included the fund's industrial REITs, notably ProLogis SBI. And although the office group declined in absolute terms, our office group holdings made positive contributions to relative performance, led by Alexandria Real Estate Equities. Finally, another standout during the year was iStar Financial, the commercial real estate lender, which advanced sharply.

LODGING AND HEALTH CARE REITS AMONG SECTOR'S FEW SOFT SPOTS

Detracting from the fund's performance was our minimal exposure to the lodging group. In addition, after performing well for most of the year, our health care REITs, such as Healthcare Realty, came under pressure late in the period, as the financial health of some key tenants, coupled with the uncertainty relating to possible changes in Medicare reimbursements, made investors wary.

The fund's non-REIT exposure also hindered performance, including casino operator Park Place Entertainment, Home Depot, and homebuilder Beazer Homes USA.

FAVORING REITS WITH SOLID BALANCE SHEETS

We made a few changes to the portfolio over the period. For example, we decreased the fund's health care exposure, as the financial health of some key tenants, coupled with the uncertainty relating to possible changes in Medicare reimbursements, prompted us to take some money off the table in that area. We also decreased the fund's lodging exposure, believing that the group's prospects remain murky in light of the war and resulting economic softness. On the other hand, we increased our exposure to shopping centers. Although this group is trading at a premium to other property types, we believe the sub-sector possesses visibility into its earnings prospects that's hard to find in other areas. Finally, we will continue to favor REITs with adequate dividend coverage and healthy balance sheets. In the office group, we plan to continue to emphasize firms that possess relatively low lease turnover.

Going forward, we remain cautiously optimistic about the REIT group. Reasons for optimism include the sector's high dividend yield, which could appeal to income-oriented investors, and its relative financial stability. Although the fundamental prospects of REITs have deteriorated somewhat with the economy, the degree of the softness has been significantly less severe than that endured by other economic sectors. We also continue to monitor developments in the proposed changes to the taxation of dividends.

LINE GRAPH: INVESCO REAL ESTATE OPPORTUNITY FUND - CLASS A & B GROWTH OF
            $10,000(11)

This line graph compares the value of a $10,000 investment in INVESCO Real Estate Opportunity Fund - Class A and the value of a $10,000 investment in INVESCO Real Estate Opportunity Fund - Class B to the value of a $10,000 investment in the S&P 500 Index(R)(12), and to the value of a $10,000 investment in the NAREIT - Equity Index(12) assuming in each case reinvestment of all dividends and capital gain distributions, and in the cases of INVESCO Real

Estate Opportunity Fund - Class A and Class B, inclusion of front-end sales charge and contingent deferred sales charge, respectively, for the period since inception (4/02) through 3/31/03.

      INVESCO REAL ESTATE               INVESCO REAL ESTATE           S&P 500 INDEX(R)(12)   NAREIT - EQUITY
      OPPORTUNITY FUND - CLASS A        OPPORTUNITY FUND - CLASS B                           REIT INDEX(12)
4/02  $10,000                           $10,000                       $10,000                $10,000
3/03  $ 9,312                           $ 9,306                       $ 7,525                $ 9,655

LINE GRAPH:  INVESCO REAL ESTATE OPPORTUNITY FUND - CLASS C GROWTH OF
             $10,000(11)

This line graph compares the value of a $10,000 investment in INVESCO Real Estate Opportunity Fund - Class C to the value of a $10,000 investment in the S&P 500 Index(R)(12), and to the value of a $10,000 investment in the NAREIT-Equity REIT Index(12), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO Real Estate Opportunity Fund - Class C, inclusion of contingent deferred sales charge, for the period since inception (2/00) through 3/31/03.

      INVESCO REAL ESTATE OPPORTUNITY                           NAREIT-EQUITY
      FUND - CLASS C                    S&P 500 INDEX(R)(12)    REIT INDEX(12)

2/00  $10,000                           $10,000                 $10,000
3/00  $10,210                           $10,978                 $10,275
3/01  $11,251                           $ 8,599                 $12,730
3/02  $12,791                           $ 8,620                 $15,639
3/03  $12,559                           $ 6,471                 $15,100

PIE CHART:  REAL ESTATE OPPORTUNITY FUND
            INDUSTRY BREAKDOWN
            AS OF 9/30/02
            [PIE CHART]

            % OF TOTAL NET ASSETS

            Real Estate Investment Trusts..86.86%
            Real Estate Management &
            Development.....................2.32%
            Paper Products..................1.49%
            Forest Products.................1.43%
            Casinos & Gaming................1.11%
            Homebuilding....................1.00%
            Hotels & Resorts................1.00%
            Net Cash & Cash Equivalents.....4.79%

(11)PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ALONG WITH APPLICABLE FRONT-END SALES CHARGES AND CDSC. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEXES DO NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED THEIR PERFORMANCE.

(12)THE S&P 500 INDEX(R) IS AN UNMANAGED INDEX OF THE 500 LARGEST COMMON STOCKS (IN TERMS OF MARKET VALUE), WEIGHTED BY MARKET CAPITALIZATION AND CONSIDERED REPRESENTATIVE OF THE BROAD STOCK MARKET. THE NAREIT-EQUITY REIT INDEX IS AN UNMANAGED INDEX REFLECTING PERFORMANCE OF THE U.S. REAL ESTATE INVESTMENT TRUST MARKET. THE INDEXES ARE NOT MANAGED; THEREFORE, THEIR PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND INCLUDING FRONT-END SALES CHARGES AND CDSC. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

THE REAL ESTATE INDUSTRY IS HIGHLY CYCLICAL, AND THE VALUE OF SECURITIES ISSUED BY COMPANIES DOING BUSINESS IN THAT SECTOR MAY FLUCTUATE WIDELY.

FUND MANAGEMENT

[PHOTOGRAPH OF SEAN D. KATOF OMITTED]

SEAN D. KATOF, CFA

SEAN KATOF IS A VICE PRESIDENT OF INVESCO FUNDS GROUP. HE RECEIVED A BSBA FROM THE UNIVERSITY OF COLORADO AT BOULDER AND AN MS IN FINANCE FROM THE UNIVERSITY OF COLORADO AT DENVER. SEAN BEGAN HIS INVESTMENT CAREER IN 1994 AND IS ALSO A CHARTERED FINANCIAL ANALYST CHARTERHOLDER.

YOUR FUND'S REPORT

TECHNOLOGY FUND

FUND PERFORMANCE

DEAR SHAREHOLDER:

The past fiscal year was characterized by continued weak performance of technology stocks in the April through October period as a result of the failure of the economy to recover which disappointed optimistc expectations held by investors at the beginning of the year. During this period, investors were shaken by one unnerving development after another. In the summer, several high-profile accounting scandals and rising tensions in the Middle East undermined confidence. With the fall came concerns about war with Iraq and declining consumer confidence. Underlying all of these headline developments was persistent economic weakness. The technology sector continued to be acutely affected by the economic malaise. Demand for technology products, from consumers or corporations, remained weak.

TECH STOCKS PERFORMED WELL DURING THE SECOND HALF

The second half of the period was a different story, however, as the sector bounced sharply off the October lows. This strength could be attributed to the market's anticipation of rising holiday consumer demand and corporate year-end spending on technology upgrades. Further fueling the optimism was guidance from several high-profile companies in the sector that indicated business had likely stopped its cyclical deterioration. Although tech stocks lost some of their momentum in January following the sharp increase off the October lows, the sector managed to finish the fiscal year on a positive note. During the first quarter of 2003, while most market sectors declined in the face of the war, slipping consumer confidence and rising unemployment claims and energy prices, the technology sector managed to outperform the broader market.

--------------------------------------------------------------------------------
                               TECHNOLOGY FUND --
                          TOP 10 COMMON STOCK HOLDINGS
                       % of Total Net Assets as of 3/31/03
--------------------------------------------------------------------------------

Microsoft Corp............................6.57%
Intel Corp................................3.82%
Cisco Systems.............................3.55%
Symantec Corp.............................2.90%
Dell Computer.............................2.89%
eBay Inc..................................2.76%
Oracle Corp...............................2.50%
International Business Machines...........2.11%
Linear Technology.........................1.90%
BEA Systems...............................1.88%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

But those late gains could not offset earlier losses. As such, the value of Technology Fund-Investor Class shares declined 44.43% for the one-year period ended March 31, 2003. The fund under-performed the S&P 500 Index,(R) which declined 24.75% during that same period. (Of course, past performance is not a guarantee of future results.)(13),(14) For performance of other share classes, please see page 2.

MOST TECH SUB-SECTORS ENDURED SHARP DECLINES

The selling was so intense throughout the tech sector during the period that there weren't many industries that advanced. Information technology consulting, software, communications equipment, computers, electronic equipment, and semiconductors all suffered severe declines. Even more conservative tech stocks, such as those in the aerospace and defense industry and commercial services companies, could not resist the market weakness.

The fund's lone bright spot was in the Internet space, where Amazon.com Inc, Yahoo! Inc, Hotels.com, and eBay Inc all advanced sharply. A handful of companies also made positive relative contributions to performance by declining less than the broader market. Included in this group were several technology "blue chips," such as Microsoft Corp, Oracle Corp, and International Business Machines. Dell Computer was another standout, as it managed to finish the period in the black. Wireless telecommunications services stocks, such as Nextel Communications, also performed well, on the heels of impressive subscriber growth. Indeed, wireless communications was one of the few areas that saw demand improve. Security software was another, led by Symantec Corp, as network security has been one of the few areas in which corporations have demonstrated a willingness to invest.

WE BELIEVE DEMAND FOR TECH PRODUCTS REMAINS WEAK BUT LIKELY TO IMPROVE

Going forward, we believe the coming quarter could be volatile for technology stocks, as stocks are up sharply and expectations have risen following better guidance than expected after first quarter earnings reports. We believe investors might be more forgiving of companies that report disappointing profits, as they are coming to focus more on improving prospects than current weakness in business.

LINE GRAPH:  INVESCO TECHNOLOGY FUND - INVESTOR CLASS GROWTH OF $10,000(13)

This line graph compares the value of a $10,000 investment in INVESCO Technology Fund - Investor Class to the value of a $10,000 investment in the S&P 500 Index(R)(14), assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 3/31/03.

      INVESCO TECHNOLOGY FUND -
      INVESTOR CLASS                      S&P 500 INDEX(14)

3/93  $ 10,000                            $10,000
3/94  $ 11,785                            $10,146
3/95  $ 14,192                            $11,723
3/96  $ 19,426                            $15,482
3/97  $ 21,371                            $18,551
3/98  $ 28,039                            $27,448
3/99  $ 37,453                            $32,523
3/00  $100,781                            $38,354
3/01  $ 36,749                            $30,043
3/02  $ 31,392                            $30,115
3/02  $ 17,446                            $22,661

LINE GRAPH:  INVESCO TECHNOLOGY FUND - INSTITUTIONAL CLASS, GROWTH OF
             $10,000(13)

This line graph compares the value of a $10,000 investment in INVESCO Technology Fund - Institutional Class to the value of a $10,000 investment in the S&P 500 Index(R)(14), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (12/98) through 3/31/03.

      INVESCO TECHNOLOGY FUND -
      INSTITUTIONAL CLASS                 S&P 500 INDEX(R)(14)

12/98 $10,000                             $10,000
3/99  $11,888                             $10,498
3/00  $32,129                             $12,380
3/01  $11,764                             $ 9,697
3/02  $10,112                             $ 9,721
3/03  $ 5,669                             $ 7,315

LINE GRAPH: INVESCO TECHNOLOGY FUND - CLASS A & B, GROWTH OF $10,000(13)

This line graph compares the value of a $10,000 investment in INVESCO Technology Fund - Class A and the value of a $10,000 investment in INVESCO Technology Fund
- Class B to the  value of a  $10,000  investment  in the S&P 500  Index(R)(14), assuming in each case reinvestment of all dividends and capital gain distributions, and in the cases of INVESCO Technology Fund - Class A and Class B inclusion of front-end sales charge and contingent deferred sales charge, respectively, for the period since inception (4/02) through 3/31/03.

      INVESCO TECHNOLOGY   INVESCO TECHNOLOGY   S&P 500 INDEX(R)(14)
      FUND - CLASS A       FUND - CLASS B

4/02  $10,000              $10,000              $10,000
3/03  $ 5,277              $ 5,038              $ 7,525

PIE CHART:  TECHNOLOGY FUND
            INDUSTRY BREAKDOWN
            AS OF 3/31/03
            [PIE CHART]

            % OF TOTAL NET ASSETS

            Semiconductors................16.87%
            Systems Software..............16.45%
            Application Software..........10.47%
            Computer Hardware..............7.82%
            Computer Storage & Peripherals.5.55%
            Electronic Equipment
            & Instruments..................5.22%
            Telecommunications Equipment...4.92%
            Networking Equipment...........4.46%
            Semiconductor Equipment........4.21%
            Data Processing Services.......3.89%
            Other Industries..............13.12%
            Net Cash & Cash Equivalents....7.02%

FUND MANAGEMENT

[PHOTOGRAPH OF WILLIAM R. KEITHLER OMITTED]

WILLIAM R. KEITHLER, CFA

BILL KEITHLER IS A SENIOR VICE PRESIDENT AND DIRECTOR OF SECTOR MANAGEMENT OF INVESCO FUNDS GROUP. A CHARTERED FINANCIAL ANALYST CHARTERHOLDER, BILL RECEIVED AN MS FROM THE UNIVERSITY OF WISCONSIN-MADISON AND A BA FROM WEBSTER COLLEGE. HE BEGAN HIS INVESTMENT CAREER IN 1982.

As the period came to a close, we did not see any change in the fundamental outlook for the group. Current demand remains fairly weak. Our channel surveys have revealed inventory build-ups in the personal computer and wireless telecommunications sub-sectors. Demand for enterprise hardware has weakened modestly, which is likely a function of seasonal trends. And telecom and networking equipment companies have also seen their revenues stagnate, as their primary customers continue to rein in capital expenditures.

Nevertheless, we believe there are reasons for optimism. For example, we expect the second quarter of 2003 will see companies recapture the business that was lost due to first quarter war considerations, a trend that could result in some upside surprises. We will need a sustained period of improving business before enterprises have the confidence to commit to spending on major projects. However, there are glimmers of hope offered by mostly anecdotal data points which suggest modestly improving business for technology companies, which we believe reflects more than seasonal strength. The stocks may move in advance of confirmation of this in reported numbers.

Prospects for consumer spending are not encouraging. And a recent decision by the Federal Communications Commission (FCC), which forces regional Bell operating companies (RBOCs) to continue to lease their networks to competitors at wholesale rates, could throw cold water on the thesis of a recovery in the telecom sector this year. However, although the FCC's ruling discourages investments in legacy voice networks, the ruling encourages the RBOCs to build out their data networks, which could benefit the data-related networking equipment companies. In short, we believe opportunities can still be found in the sector, and identifying the best of them remains our focus.

LINE GRAPH:  INVESCO TECHNOLOGY FUND - CLASS C GROWTH OF $10,000(13)

This line graph compares the value of a $10,000 investment in INVESCO Technology Fund - Class C to the value of a $10,000 investment in the S&P 500 Index(R)(14), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO Technology Fund - Class C, inclusion of contingent deferred sales charge, for the period since inception (2/00) through 3/31/03.

      INVESCO TECHNOLOGY FUND -
      CLASS C                             S&P 500 INDEX(R)(14)

2/00  $10,000                             $10,000
3/00  $10,663                             $10,978
3/01  $ 3,851                             $ 8,599
3/02  $ 3,251                             $ 8,620
3/03  $ 1,792                             $ 6,486

LINE GRAPH:  INVESCO TECHNOLOGY FUND - CLASS K GROWTH OF $10,000(13)

This line graph compares the value of a $10,000 investment in INVESCO Technology Fund - Class K to the value of a $10,000 investment in the S&P 500 Index(R)(14), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (12/00) through 3/31/03.

      INVESCO TECHNOLOGY FUND -
      CLASS K                             S&P 500 INDEX(R)(14)

12/00 $10,000                             $10,000
3/01  $ 5,846                             $ 8,858
3/02  $ 5,036                             $ 8,879
3/03  $ 2,796                             $ 6,682

(13)PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ALONG WITH APPLICABLE FRONT-END SALES CHARGES AND CDSC. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.

(14)THE S&P 500 INDEX(R) IS AN UNMANAGED INDEX OF THE 500 LARGEST COMMON STOCKS (IN TERMS OF MARKET VALUE), WEIGHTED BY MARKET CAPITALIZATION AND CONSIDERED REPRESENTATIVE OF THE BROAD STOCK MARKET. THE INDEX IS NOT MANAGED; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND INCLUDING FRONT-END SALES CHARGES AND CDSC. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

YOUR FUND'S REPORT

TELECOMMUNICATIONS FUND

FUND PERFORMANCE

DEAR SHAREHOLDER:

The telecommunications sector endured a difficult 12 months. Several developments that pressured stocks in general, including persistent economic worries, the threat of another conflict between the U.S. and Iraq, and repeated uncertainty stemming from corporate malfeasance, also pressured the telecom sector. The corporate accounting scandals of the spring and summer of 2002 affected the sector acutely. The confession from WorldCom, which is not a fund holding, that it had overstated earnings by more than $3 billion hurt the entire sector, as did the Securities and Exchange Commission's investigation into Qwest Communications International for using networking capacity swaps to artificially inflate revenues.

A SURPRISE RULING FROM REGULATORS HURT THE RBOCS

After a rally during the fourth quarter of 2002, the New Year brought intensifying war rhetoric, which pressured the broad stock market. In February, the Federal Communications Commission (FCC), in its triennial review of the Telecommunications Act of 1996, decided it would continue to force the regional Bell operating companies (RBOCs) to lease their networks to competitors at below-market rates. This ruling surprised most investors and the RBOCs, which are the splinters of the former Ma Bell monopoly, sold off sharply. In response, many observers speculated that the RBOCs would discontinue network investments, which pressured many telecom equipment companies that count the RBOCs among their primary customers.

Even though the fund had minimal RBOC exposure, it could not resist the weakness in the sector and, for the year ended March 31, 2003, the value of Telecommunications Fund-Investor Class shares declined 35.60%. This return lagged the 24.75% decline of the S&P 500 Index,(R) as well as the 23.30% decline in the MSCI-EAFE. (Of course, past performance is not a guarantee of future results.)(15),(16) For performance of other share classes, please see page 2.

TELECOM EQUIPMENT COMPANIES WERE ALSO HURT BY THE FCC RULING

As has been the case for much of the past two years, the telecommunications sector offered few places to hide, and relative success meant owning the stocks that declined the least. The fund saw its holdings in most sub-sectors decline, particularly the RBOCs, such as SBC Communications and BellSouth Corp. Although the RBOCs received some positive news during the period when several companies received regulatory approval to offer long-distance service within their territories, the FCC's decision about leasing networks to competitors was a major blow for the entire group.

That decision had wide-reaching effects. Because the FCC maintained the status quo, it deterred the RBOCs from wanting to invest in their legacy voice networks, which is a bad omen for companies that provide the equipment for such networks. Fortunately, during the fourth quarter, we chose to emphasize data-related telecom equipment firms at the expense of voice-related equipment companies, a decision that prevented additional losses. Other areas of weakness included the fund's telecom-related semiconductor companies and its alternative service providers.

--------------------------------------------------------------------------------
                           TELECOMMUNICATIONS FUND --
                          TOP 10 COMMON STOCK HOLDINGS
                       % of Total Net Assets as of 3/31/03
--------------------------------------------------------------------------------

Vodafone Group PLC Sponsored ADR
Representing 10 Ord Shrs..................5.08%
AT&T Wireless Services....................4.71%
Comcast Corp Class A Shrs.................4.67%
Nextel Communications Class A Shrs........4.65%
QUALCOMM Inc..............................3.92%
EchoStar Communications Class A Shrs......3.90%
Verizon Communications....................3.61%
Nokia Corp Sponsored ADR
Representing Ord Shrs.....................3.17%
Symantec Corp.............................3.14%
Cox Communications Class A Shrs...........3.09%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

LINE GRAPH:  INVESCO TELECOMMUNICATIONS FUND -INVESTOR CLASS GROWTH OF
             $10,000(15)

This line graph compares the value of a $10,000 investment in INVESCO Telecommunications Fund - Investor Class to the value of a $10,000 investment in the S&P 500 Index(R)(16), and to the value of a $10,000 investment in the MSCI EAFE Index(16), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (8/94) through 3/31/03.

      INVESCO TELECOMMUNICATIONS
      FUND - INVESTOR CLASS         S&P 500 INDEX(R)(16)    MSCI EAFE INDEX(16)

8/94  $10,000                       $10,000                 $10,000
3/95  $10,997                       $11,140                 $10,015
3/96  $14,168                       $14,713                 $11,284
3/97  $14,919                       $17,629                 $11,481
3/98  $25,478                       $26,083                 $13,655
3/99  $36,872                       $30,906                 $14,525
3/00  $87,460                       $36,448                 $18,214
3/01  $33,742                       $28,549                 $13,538
3/02  $17,457                       $28,618                 $12,482
3/03  $11,243                       $21,535                 $ 9,574

WIRELESS COMMUNICATIONS SERVICE PROVIDERS WERE A BRIGHT SPOT

Among the few bright spots within the sector were the wireless service providers. Unlike the RBOCs, which saw their pricing power and fundamental growth prospects deteriorate during the past year, several wireless service companies, such as Nextel Communications and Vodafone Group PLC, enjoyed positive subscriber, revenue, and cash flow growth during the period. The fund's cable and satellite television stocks, notably Cox Communications and Echostar Communications, also resisted the market's downturn to log gains during the period.

PIE CHART:  TELECOMMUNICATIONS FUND
            INDUSTRY BREAKDOWN
            AS OF 3/31/03
            [PIE CHART]

            % OF TOTAL NET ASSETS

            Integrated Telecommunication
            Services......................22.67%
            Wireless Telecommunication
            Services......................18.31%
            Telecommunications
            Equipment.....................13.75%
            Cable & Satellite Operators...13.11%
            Broadcasting - Radio/TV........5.92%
            Networking Equipment...........4.73%
            Systems Software...............3.13%
            Application Software...........2.77%
            Semiconductors.................2.15%
            Other Industries...............5.15%
            Derivatives - Options..........0.11%
            Net Cash & Cash Equivalents....8.20%

Going forward, it seems that the economic outlook is murkier than it has been in a long time. We seem to be mired in a vicious cycle in which concerns about the economy lead to spending curbs, which lead to additional concerns about the economy. With the conflict in Iraq winding down, consumer confidence could rebound, and corporations might loosen their purse strings. Until then, the economy and the stock market could stagnate.

As for the portfolio, we have maintained its diversity, and believe it's well positioned to participate in any rallies that might materialize as the economy gains steam or as investor sentiment improves.

In the coming year, the FCC has another decision to make regarding wireless number portability, which would allow consumers to keep their current wireless phone number when they switch service providers. In our opinion, the FCC will impose wireless number portability on the service providers, and some companies are better positioned to manage this change than others. We will monitor this development closely.

(15)PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ALONG WITH APPLICABLE FRONT-END SALES CHARGES AND CDSC. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEXES DO NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED THEIR PERFORMANCE.

(16)THE S&P 500 INDEX(R) IS AN UNMANAGED INDEX OF THE 500 LARGEST COMMON STOCKS (IN TERMS OF MARKET VALUE), WEIGHTED BY MARKET CAPITALIZATION AND CONSIDERED REPRESENTATIVE OF THE BROAD STOCK MARKET. THE MSCI-EAFE INDEX REFLECTS THE
PERFORMANCE OF COMMON STOCKS FOR EUROPE, AUSTRALASIA AND THE FAR EAST. THE INDEXES ARE NOT MANAGED; THEREFORE, THEIR PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND INCLUDING FRONT-END SALES CHARGES AND CDSC. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX. FOREIGN INVESTMENTS ENTAIL SPECIAL RISKS, INCLUDING CURRENCY EXCHANGE RATE FLUCTUATIONS, AS WELL AS DIFFERENCES IN FOREIGN ACCOUNTING AND SECURITIES REGULATION.

FOREIGN INVESTMENTS ENTAIL SPECIAL RISKS, INCLUDING POLITICAL UNCERTAINTY AND CURRENCY EXCHANGE RATE FLUCTUATIONS, AS WELL AS DIFFERENCES IN SECURITIES REGULATION AND ACCOUNTING PRACTICES.

FUND MANAGEMENT

[PHOTOGRAPH OF BRIAN B. HAYWARD OMITTED]

BRIAN B. HAYWARD, CFA

BRIAN HAYWARD IS A SENIOR VICE PRESIDENT OF INVESCO FUNDS GROUP. PRIOR TO JOINING INVESCO IN 1997, HE WAS A SENIOR EQUITY ANALYST FOR MISSISSIPPI VALLEY ADVISORS. BRIAN HAS A BA IN MATHEMATICS AND AN MA IN ECONOMICS FROM THE UNIVERSITY OF MISSOURI. HE IS ALSO A CHARTERED FINANCIAL ANALYST CHARTERHOLDER AND BEGAN HIS INVESTMENT CAREER IN 1985.

In our opinion, the fund currently emphasizes the telecom sector's best growth opportunities, such as cable and satellite television service, as well as wireless communications services providers. In the equipment industry, although our exposure is small, it is concentrated in companies that primarily sell to the purveyors of broadband service and data traffic -- two areas that stand to benefit from the recent FCC ruling. Finally, we plan to maintain a relatively small exposure to the RBOCs.

LINE GRAPH: INVESCO TELECOMMUNICATIONS FUND - CLASS A & B, GROWTH OF $10,000(15)

This line graph compares the value of a $10,000 investment in INVESCO Telecommunications Fund - Class A and the value of a $10,000 investment in INVESCO Telecommunications Fund - Class B to the value of a $10,000 investment in the S&P 500 Index(R)(16), and to the value of a $10,000 investment in the MSCI EAFE Index(16), assuming in each case reinvestment of all dividends and capital gain distributions, and in the cases of INVESCO Telecommunications Fund
- Class A and Class B, inclusion of front-end sales charge and contingent deferred sales charge, respectively, for the period since inception (4/02) through 3/31/03.

      INVESCO TELECOMMUNICATIONS    INVESCO TELECOMMUNICATIONS    S&P 500        MSCI EAFE
      FUND - CLASS A                FUND - CLASS B                INDEX(R)(16)   INDEX(16)
4/02  $10,000                       $10,000                       $10,000        $10,000
3/03  $ 6,055                       $ 5,884                       $ 7,525        $ 7,670

LINE GRAPH:  INVESCO TELECOMMUNICATIONS FUND - CLASS C GROWTH OF $10,000(15)

This line graph compares the value of a $10,000 investment in INVESCO Telecommunications Fund - Class C to the value of a $10,000 investment in the S&P 500 Index(R)(16), and to the value of a $10,000 investment in the MSCI EAFE Index(16), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO Telecommunications Fund - Class C, inclusion of contingent deferred sales charge, for the period since inception (2/00) through 3/31/03.

      INVESCO TELECOMMUNICATIONS
      FUND - CLASS C                S&P 500 INDEX(R)(16)    MSCI EAFE INDEX(16)

2/00  $10,000                       $10,000                 $10,000
3/00  $10,859                       $10,978                 $10,390
3/01  $ 4,159                       $ 8,599                 $ 7,723
3/02  $ 2,124                       $ 8,620                 $ 7,121
3/03  $ 1,355                       $ 6,486                 $ 5,461

LINE GRAPH:  INVESCO TELECOMMUNICATIONS FUND - CLASS K GROWTH OF $10,000(15)

This line graph compares the value of a $10,000 investment in INVESCO Telecommunications Fund - Class K to the value of a $10,000 investment in the S&P 500 Index(R)(16), and to the value of a $10,000 investment in the MSCI EAFE Index(16), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (12/00) through 3/31/03.

      INVESCO TELECOMMUNICATIONS
      FUND - CLASS K                S&P 500 INDEX(R)(16)    MSCI EAFE INDEX(16)

12/00 $10,000                       $10,000                 $10,000
3/01  $ 6,533                       $ 8,858                 $ 8,943
3/02  $ 3,376                       $ 8,879                 $ 8,245
3/03  $ 2,169                       $ 6,682                 $ 6,324

YOUR FUND'S REPORT

UTILITIES FUND

FUND PERFORMANCE

DEAR SHAREHOLDER:

The bear market in stocks persisted during the fund's fiscal year, as investors were faced with a number of unnerving developments. The summer saw several corporate accounting scandals and persistent economic weakness that kept investors on their heels. The second half of the period was dominated by rising tensions between the U.S. and Iraq. Together, these developments translated into another poor year for equities.

--------------------------------------------------------------------------------
                                UTILITIES FUND --
                          TOP 10 COMMON STOCK HOLDINGS
                       % of Total Net Assets as of 3/31/03
--------------------------------------------------------------------------------

Entergy Corp..............................4.79%
Dominion Resources........................4.78%
FPL Group.................................4.77%
CenturyTel Inc............................4.76%
PPL Corp..................................4.74%
Cinergy Corp..............................4.71%
Exelon Corp...............................4.61%
Kinder Morgan Management LLC..............4.58%
Verizon Communications....................4.48%
Bell South................................4.34%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

NEGATIVE HEADLINES PRESSURED UTILITIES

Utilities stocks did not fare much better, as sector-specific developments had investors rotating away from the group. Without a doubt, the event that cast the darkest cloud over this sector was the meltdown at Enron Corp (not a fund holding). During the summer, the Federal Energy Regulatory Commission (FERC) discovered that the bankrupt energy trader had used a variety of questionable tactics to manipulate energy prices in California. In response, FERC ordered all of the companies that supplied power to California to preserve their records, leading many investors to wonder whether other energy trading companies would meet the same fate as Enron. Consequently, many gas utilities declined sharply, as the market grew increasingly leery of any company with trading operations.

LINE GRAPH:  INVESCO UTILITIES FUND - INVESTOR CLASS GROWTH OF $10,000(17)

This line graph compares the value of a $10,000 investment in INVESCO Utilities Fund - Investor Class to the value of a $10,000 investment in the S&P 500 Index(R)(18), and to the value of a $10,000 investment in the S&P Utilities
Index(R)(18), assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 3/31/03.

      INVESCO UTILITIES
      FUND - INVESTOR CLASS   S&P 500 INDEX(R)(18)    S&P UTILITIES INDEX(R)(18)

3/93  $10,000                 $10,000                 $10,000
3/94  $10,571                 $10,146                 $ 9,057
3/95  $10,489                 $11,723                 $ 9,485
3/96  $13,043                 $15,482                 $11,702
3/97  $13,820                 $18,551                 $12,182
3/98  $20,137                 $27,448                 $16,611
3/99  $22,301                 $32,523                 $16,345
3/00  $30,300                 $38,354                 $17,624
3/01  $25,700                 $30,043                 $23,954
3/02  $17,133                 $30,115                 $18,536
3/03  $13,537                 $22,661                 $12,158

Compared to the first half of the period, the past six months were relatively quiet. Aside from liquidity problems faced by three utilities in February, the sector largely faded from the headlines, and performance stabilized dramatically.

AN INHOSPITABLE REGULATORY ENVIRONMENT HURT TELECOM

Accounting irregularities also affected the telecommunications utilities. With investors already anxious that the prevailing economic softness had dampened the group's financial prospects, the telecom sector took another blow when accounting fraud surfaced at WorldCom (not a fund holding) in June. Unfortunately, that was not the end of the bad news for the telecom service providers. In February, the Federal Communications Commission (FCC) maintained a regulation that forces the regional Bell operating companies (RBOCs) to offer competitors access to their networks at wholesale rates. This decision surprised many investors, and the RBOCs declined sharply in response.

For the year ended March 31, 2003, the value of Utilities Fund-Investor Class shares declined 20.99%, which outperformed the 24.75% decline posted by the S&P 500 Index.(R) (Of course, past performance is not a guarantee of future results.)(17),(18) For performance of other share classes, please see page 2.

The fund's emphasis on electric utilities, such as Southern Co, worked well for the portfolio, as the electrics have handily outperformed their gas counterparts. The fact that we have, for the most part, avoided or had minimal exposure to some of the sector's high-profile blow-ups has also supported relative performance. The fund's lone water utility, Philadelphia Suburban, enjoyed strong results as well. Additionally, the fund's small bond holdings contributed to its relative performance.

The fund had its share of laggards. Although we emphasized more conservative electric utilities at the expense of gas utilities pipeline companies that have extensive trading operations, even our minimal exposure to the group hindered our annual showing. Also undermining performance were the fund's RBOCs, which, as stated previously, endured a rough period.

Going forward, we remain cautiously optimistic about the utilities sector. The headline risk that plagued the group throughout 2002 is likely behind us. And we continue to believe valuations within the group remain reasonable. Furthermore, the legislative and regulatory environment also appears favorable, as the proposed changes to the tax treatment of dividends could increase investors' appetite for dividend-paying stocks.

Fundamentally, there are reasons to be optimistic about the utilities sector in the near term. For example, the past winter was colder than normal, which increases demand for power. Furthermore, although natural gas prices have declined since their recent highs, they remain high by historical standards. Even then, higher gas prices support higher electricity prices, which could provide a fundamental cushion for companies that are well hedged.

As for the portfolio, our strategy has not changed. We continue to look for opportunities to increase the fund's diversification within the sector. Our focus remains on finding and investing in companies with strong balance sheets, liquidity, and attractive prospects for delivering a competitive total return. As such, we do not anticipate making any significant changes. We are currently searching the sector for cheaper firms that might have faced issues in the past, but that have now rectified them and could see their stocks revalued higher as a result

LINE GRAPH: INVESCO UTILITIES FUND - CLASS A & B GROWTH OF $10,000(17)

This line graph compares the value of a $10,000 investment in INVESCO Utilities Fund - Class A and the value of a $10,000 investment in INVESCO Utilities Fund - Class B to the value of a $10,000 investment in the S&P 500 Index(R)(18), and to the value of a $10,000 investment in the S&P 500 Utilities Index(R)(18), assuming in each case reinvestment of all dividends and capital gain distributions, and in the cases of INVESCO Utilities Fund - Class A and Class B, inclusion of front-end sales charge and contingent deferred sales charge, respectively, for the period since inception (4/02) through 3/31/03.

      INVESCO UTILITIES    INVESCO UTILITIES          S&P 500            S&P 500 UTILITIES
      FUND - CLASS A       FUND - CLASS B             INDEX(R)(18)       INDEX(R)(18)
4/02  $10,000              $10,000                    $10,000            $10,000
3/03  $ 7,461              $ 7,333                    $ 7,525            $ 6,559

LINE GRAPH:  INVESCO UTILITIES FUND - CLASS C GROWTH OF $10,000(17)

This line graph compares the value of a $10,000 investment in INVESCO Utilities Fund - Class C to the value of a $10,000 investment in the S&P 500 Index(R)(18), and to the value of a $10,000 investment in the S&P Utilities Index(R)(18), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO Utilities Fund - Class C, inclusion of contingent deferred sales charge, for the period since inception (2/00) through 3/31/03.

      INVESCO UTILITIES
      FUND - CLASS C          S&P 500 INDEX(R)(18)    S&P UTILITIES INDEX(R)(18)

2/00  $10,000                 $10,000                 $10,000
3/00  $10,258                 $10,978                 $10,333
3/01  $ 8,633                 $ 8,599                 $14,045
3/02  $ 5,709                 $ 8,620                 $10,868
3/03  $ 4,462                 $ 6,486                 $ 7,128

(17)PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ALONG WITH APPLICABLE FUND INCLUDING FRONT-END SALES CHARGES AND CDSC. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEXES DO NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED THEIR PERFORMANCE.

(18)THE S&P 500 Index(R) IS AN UNMANAGED INDEX OF THE 500 LARGEST COMMON STOCKS (IN TERMS OF MARKET VALUE), WEIGHTED BY MARKET CAPITALIZATION AND CONSIDERED REPRESENTATIVE OF THE BROAD STOCK MARKET. THE S&P 500 UTILITIES INDEX IS CONSIDERED REPRESENTATIVE OF EQUITIES IN THE UTILITY SECTOR. THE INDEXES ARE NOT MANAGED; THEREFORE, THEIR PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND INCLUDING FUND INCLUDING FRONT-END SALES CHARGES AND CDSC. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

PIE CHART:  UTILITIES FUND
            INDUSTRY BREAKDOWN
            AS OF 3/31/03
            [PIE CHART]

            % OF TOTAL NET ASSETS

            Electric Utilities............69.11%
            Integrated Telecommunication
            Services......................17.53%
            Natural Gas Pipelines..........5.78%
            Gas Utilities..................2.23%
            Water Utilities................2.17%
            Net Cash & Cash Equivalents....3.18%

FUND MANAGEMENT

JEFFREY G. MORRIS, CFA

JEFF MORRIS IS A VICE PRESIDENT OF INVESCO FUNDS GROUP. HE RECEIVED A BS FROM COLORADO STATE UNIVERSITY AND AN MS FROM UNIVERSITY OF COLORADO-DENVER. JEFF IS A CHARTERED FINANCIAL ANALYST CHARTERHOLDER AND BEGAN HIS INVESTMENT CAREER IN 1991.

QUESTIONS & ANSWERS

AN INTERVIEW WITH HEALTH SCIENCES FUND MANAGER TOM WALD

[PHOTOGRAPH OF TOM WALD OMITTED]

TOM WALD IS A VICE PRESIDENT AND FUND MANAGER OF INVESCO HEALTH SCIENCES FUND

KEEPING PACE WITH THE DYNAMIC HEALTH CARE SECTOR

THE HEALTH CARE SECTOR -- THOUGH RELATIVELY IMMUNE TO THE WAR WORRIES AND ECONOMIC UNCERTAINTY THAT HAVE HURT OTHER AREAS -- HAS ENDURED ITS SHARE OF CHANGES THESE PAST SIX MONTHS. WHAT WERE SOME OF THE KEY EVENTS AFFECTING PERFORMANCE FOR THE SECTOR?

TOM WALD: Probably the most significant event was the market rotation out of health services stocks, which had been doing well until late last year. At the end of October 2002, hospital chain Tenet Healthcare came under regulatory fire. Questions concerning whether the company had been over-billing Medicare suddenly surfaced, and this controversy soured investors on hospitals and HMOs across the sector. On top of that, the stock market rebounded in the fourth quarter, and, generally speaking, defensive stocks that had performed well during the bear market (including health services stocks) took a hit as investors began taking profits from these companies and investing elsewhere.

With the Tenet blow-up, we recognized that the market had not properly discounted the regulatory risk that is typically involved with health services stocks. This is a risk we first saw about five years ago with HCA Inc (back then called Columbia), which ran into Medicare fraud problems at that time, scaring the market and showing that hospitals face systemic issues with Medicare pricing. That event -- along with reductions in Medicare reimbursements in the budget around 1997-98 -- hindered the performance of hospital stocks.

Then, through the middle of 2002, we saw these companies rebound and enjoy outstanding performance -- a lot of it predicated on changing demographics as more U.S. citizens moved toward senior citizen age, which kept political leaders funding Medicare in an effort to satisfy their constituencies. A Democratic-controlled Congress also helped keep funding for Medicare strong.

In retrospect, the market probably got carried away during these years, downplaying the regulatory risk hospital stocks face. The market also overlooked the liquidity risk associated with hospitals. After the Tenet debacle, it became clear that hospital stocks weren't liquid enough to handle the sell-off -- even those fundamentally strong companies within the space that were simply falling in sympathy with Tenet.

In light of this shift, we opted to decrease our portfolios' exposure to health services during the period and focus on other areas. It seemed like a good time to reposition the fund not only because of the rotation, but also because the midterm elections yielded a Republican-controlled Congress. At least for the time being, the issue of how Medicare will fare in the budget remains in question.

WITH HEALTH SERVICES STOCKS PULLING BACK, WERE THERE ANY AREAS OF THE SECTOR THAT PROVIDED SOME BALLAST?

TOM WALD: Yes, fortunately, the health care sector is diverse, and some other industries fared quite well. After trimming our exposure to health services, we moved a considerable portion of assets into large-cap pharmaceuticals. Six months ago, these companies were facing a lot of obstacles -- most notably, expiring patents and competition from generic manufacturers -- but the long-term picture has since brightened.

What we're seeing now is that the worst of the generic competition appears to have been played out, and earnings comparisons for many pharmaceuticals have therefore improved now that they've put some big losses behind them. Moreover, we expect to see a wave of new products in late 2003 or early 2004, which should provide a boost to the industry. And, for the first time in 40 years, dividend yields on drug stocks are above those for short-term Treasuries -- suggesting that there's probably less downside risk for these stocks than there has been in some time. Therefore, I think it's less a question of whether you want to own these stocks, and more a question of WHEN you want to own these stocks.

We're also bullish on the medical devices industry -- especially companies in the drug-coated stent market. Drug-coated stents are devices used to open arteries and keep them unclogged. We believe that this is the biggest new therapeutic market to emerge -- and it could dominate the health care sector for several years to come.

FOREST LABORATORIES IS ONE HEALTH CARE STOCK THAT SEEMS TO CONSISTENTLY OUTPERFORM. WHAT HAS FUELED THIS COMPANY'S GROWTH OVER THE PAST YEAR?

TOM WALD: Forest Laboratories has been one of our largest holdings for some time now, and it continued to perform well this reporting period. The company continues to grow its earnings and beat Wall Street estimates. The company has enjoyed tremendous success with its anti-depressant drugs, Lexapro and Celexa. In addition, Forest has shown a strong pace of development for a new Alzheimer's drug called Memantine, which we expect to be approved by the Food and Drug Administration (FDA) within the next year or so. Memantine is likely to be the best-in-class treatment for that disease, and the clinical research is promising so far. Forest is an example of a company that has succeeded on many levels:
It's had great financial results, great product results, and boasts a strong line-up of potential new products. Plus, Forest is a smaller firm, so positive results have had a major affect on its earnings.

YOU MENTIONED THE FDA. FOR MOST OF 2002, PRODUCT APPROVALS WERE SLOW IN COMING. WHAT ARE YOUR THOUGHTS ON THE FDA AT THIS JUNCTURE?

TOM WALD: For a while, the FDA was operating without a commissioner, and it took some time to appoint someone. No one wanted to be held accountable for the next Fen-Phen (a weight loss drug that wound up having life-threatening side effects post-FDA approval). In late 2002, Mark McClellan was appointed. It's difficult to judge what kind of effect his presence will have, but the market responded to the news of his appointment positively.

We're encouraged that there appears to be strong leadership at the agency, and the drug approval process has smoothed out a bit since his appointment. We think that companies with promising propriety product pipelines will continue to be well positioned for growth going forward.

ARE THERE ANY OTHER FACTORS ON YOUR RADAR SCREEN THAT COULD AFFECT THE HEALTH CARE SECTOR GOING FORWARD?

TOM WALD: Another pertinent event involved the shift in leadership from a Democratic to a Republican-controlled Congress during the mid-term elections last November. While it's tough to gauge what the long-term effects of this change might be, we'll be watching for any increases or decreases in the Medicare portion of the federal budget. It will also be interesting to see whether Medicare drug reimbursement legislation is passed, and, if so, how such legislation might be structured.

"... FOR THE FIRST TIME IN 40 YEARS, DIVIDEND YIELDS ON DRUG STOCKS ARE ABOVE THOSE FOR SHORT-TERM TREASURIES - SUGGESTING THAT THERE'S PROBABLY LESS DOWNSIDE RISK FOR THESE STOCKS THAN THERE HAS BEEN IN SOME TIME."

SECTOR FUNDS MAY EXPERIENCE GREATER PRICE VOLATILITY THAN MORE DIVERSIFIED EQUITY FUNDS DUE TO HIGHER INDUSTRY CONCENTRATIONS, AND ARE MOST SUITABLE FOR THE AGGRESSIVE PORTION OF AN INVESTMENT PORTFOLIO.

MARKET HEADLINES

"OVERALL, FEW ECONOMIC ANALYSTS FORESEE A FOURTH YEAR OF BROAD STOCK DECLINES, BUT IT WILL LIKELY TAKE SOME DECISIVE AND LASTING SIGNS OF IMPROVEMENT BEFORE INVESTORS REGAIN CONFIDENCE."

MARKET OVERVIEW:

APRIL 2002 THROUGH MARCH 2003

After two years of declines in the stock market, investors had hoped to see an improvement in 2002 -- or at least in the first quarter of 2003. Instead, the market continued downward, with the major stock indexes registering sharp losses for the 12-month period ended March 31, 2003.

There were a number of factors responsible for the year's decline. First, a series of corporate accounting scandals dominated the news well into summer 2002, tainting investors' perception of the market. Talk of Enron's collapse lingered -- and new scandals surrounding companies such as WorldCom Inc, Tyco International Ltd, and HealthSouth Corp followed. Furthermore, geopolitical uncertainty persisted throughout the year to varying degrees as threats of terrorist attacks, a nuclear standoff between India and Pakistan, speculation regarding the U.S.'s intentions toward Iraq, and North Korea's refusal to obey a 1994 arms agreement all clouded the landscape. In addition, oil prices surged, as inventories were pressured by strikes in Venezuela, violence in Nigeria, and concerns over a potential war with Iraq.

In addition, a generally weak economy and disappointing corporate earnings were ongoing stories. Although a few rallies were ignited by hopes that a recovery might be forthcoming -- most notably, a two-month surge that began on October 10, a week-long rally during the first days of January 2003, and a mini-rebound in mid-March on the heels of the long-awaited start to the war in Iraq -- they could not be sustained in such an uncertain environment.

Meanwhile, investors flocked to investments with a defensive reputation during the year. Fixed-income securities advanced, benefiting from the flight-to-quality trend as well as the Federal Reserve's decision to leave interest rates unchanged until November, when a surprisingly steep 50-basis-point cut was implemented. Gold stocks and real estate investment trusts were other top performers. Conversely, high-growth sectors, including technology and telecommunications, declined.

As the fund's fiscal period came to a close, investors were still seeking direction. On the one hand, some uncertainty was put to rest once American-led coalition forces took up arms in Iraq. However, new questions regarding the duration of the war and the rebuilding process have recently surfaced. There are also concerns about the state of the U.S. economy.

Once the cloud of war lifts, investors will be watching to see whether corporate spending, consumer confidence, and other important measures improve as most
analysts   expect.   Investors   are  also   hoping   that  the  newly   elected
Republican-majority Congress and President Bush's economic plan -- which includes a proposal for the elimination of individual taxes on dividends -- will foster business-friendly fiscal policy going forward. Overall, few economic analysts foresee a fourth year of broad stock declines, but it will likely take some decisive and lasting signs of improvement before investors regain confidence.

INVESTMENT HOLDINGS

STATEMENT OF INVESTMENT SECURITIES
INVESCO SECTOR FUNDS, INC.
MARCH 31, 2003

                                                                  SHARES,
                                                COUNTRY      CONTRACTS OR
                                                CODE IF         PRINCIPAL
%       DESCRIPTION                              NON US            AMOUNT           VALUE
------------------------------------------------------------------------------------------
ENERGY FUND
96.32   COMMON STOCKS
0.60    GAS UTILITIES
        Equitable Resources                                        40,000  $    1,500,400
==========================================================================================
25.06   INTEGRATED OIL & GAS
        BP PLC Sponsored ADR
          Representing 6 Ord Shrs                    UK           276,000      10,650,840
        ChevronTexaco Corp                                         88,000       5,689,200
        ConocoPhillips                                            165,000       8,844,000
        Eni SpA Sponsored ADR
          Representing 5 Ord Shrs(a)                 IT            82,000       5,475,140
        Murphy Oil                                                300,000      13,251,000
        Occidental Petroleum                                      165,000       4,943,400
        Royal Dutch Petroleum New York
          Registry 1.25 Gldr Shrs                    NL           135,000       5,501,250
        TotalFinaElf SA Sponsored ADR
          Representing 1/2 Ord Shr                   FR           137,000       8,667,990
==========================================================================================
                                                                               63,022,820
3.48    NATURAL GAS PIPELINES
        Enbridge Energy Management LLC                            220,000       8,756,000
==========================================================================================
11.09   OIL & GAS DRILLING
        Atwood Oceanics(b)                                        165,300       4,172,172
        Grey Wolf(b)                                              400,000       1,576,000
        Nabors Industries Ltd(b)                     BD           260,000      10,366,200
        Noble Corp(b)                                             198,000       6,221,160
        Rowan Cos                                                 282,000       5,544,120
==========================================================================================
                                                                               27,879,652
28.73   OIL & GAS EQUIPMENT & SERVICES
        Baker Hughes                                              170,000       5,088,100
        BJ Services(b)                                            160,000       5,502,400
        Cal Dive International(b)                                 430,000       7,744,300
        Cooper Cameron(b)                                         111,000       5,495,610
        FMC Technologies(b)                                       289,100       5,550,720
        Grant Prideco(b)                                          708,200       8,540,892
        Halliburton Co                                            265,000       5,493,450
        Lone Star Technologies(b)                                 388,600       8,207,232
        Maverick Tube(b)                                          300,000       5,580,000
        National-Oilwell Inc(b)                                   115,000       2,574,850
        Schlumberger Ltd                             NL           100,000       3,801,000
        Weatherford International Ltd(b)             BD           230,000       8,687,100
==========================================================================================
                                                                               72,265,654
21.65   OIL & GAS EXPLORATION,
          PRODUCTION & TRANSPORTATION
        Apache Corp                                               145,200       8,964,648
        Burlington Resources                                      111,000       5,295,810
        Devon Energy                                               55,000       2,652,100

                                                                  SHARES,
                                                COUNTRY      CONTRACTS OR
                                                CODE IF         PRINCIPAL
%       DESCRIPTION                              NON US            AMOUNT           VALUE
------------------------------------------------------------------------------------------
        EnCana Corp                                  CA           160,000  $    5,177,600
        Forest Oil(b)                                             228,000       5,084,400
        Kerr-McGee Corp                                           132,000       5,360,520
        Pioneer Natural Resources(b)                              405,000      10,165,500
        Remington Oil & Gas(b)                                    150,000       2,554,500
        Talisman Energy                              CA           232,000       9,201,120
==========================================================================================
                                                                               54,456,198
5.71    OIL & GAS REFINING & MARKETING
        Sunoco Inc                                                195,000       7,131,150
        Valero Energy                                             175,000       7,241,500
==========================================================================================
                                                                               14,372,650
        TOTAL COMMON STOCKS (COST $220,616,631)                               242,253,374
==========================================================================================
9.34    SHORT-TERM INVESTMENTS
7.56    COMMERCIAL PAPER
3.98    CONSUMER RECEIVABLES
        New Center Asset Trust, Series 1,
         Discount Notes 1.420%, 4/1/2003                   $  10,000,000       10,000,000
==========================================================================================
3.58    DIVERSIFIED FINANCIAL SERVICES
        State Street Boston, Discount Notes,
          1.390%, 4/1/2003                                 $    9,000,000       9,000,000
==========================================================================================
          TOTAL COMMERCIAL PAPER (Amortized Cost
            $19,000,000)                                                       19,000,000
==========================================================================================
1.64    INVESTMENT COMPANIES
        INVESCO Treasurer's Series Money Market
          Reserve Fund(c)(f), 1.092% (Cost
          $4,139,034)                                           4,139,034       4,139,034
==========================================================================================
0.14    REPURCHASE AGREEMENTS
        Repurchase Agreement with State Street
          dated 3/31/2003 due 4/1/2003 at 1.230%,
          repurchased at $360,012 (Collateralized
          by Federal Home Loan Bank, Discount Notes,
          due 4/1/2003, value $370,000) (Cost
          $360,000)                                        $      360,000         360,000
==========================================================================================
        TOTAL SHORT-TERM INVESTMENTS
          (AMORTIZED COST $23,499,034)                                         23,499,034
==========================================================================================
105.66  TOTAL INVESTMENTS AT VALUE
          (COST $244,115,665)                                                 265,752,408
==========================================================================================
(5.66)  OTHER ASSETS LESS LIABILITIES                                         (14,240,725)
==========================================================================================
100.00  NET ASSETS AT VALUE                                                $  251,511,683
==========================================================================================

FINANCIAL SERVICES FUND
96.51   COMMON STOCKS
39.50   BANKS
        Bank of America                                           690,700  $   46,166,388
        Bank of New York                                          817,400      16,756,700
        Bank One                                                  552,600      19,131,012
        Charter One Financial                                     146,200       4,043,892
        City National                                              43,300       1,902,602
        Compass Bancshares                                        243,100       7,601,737

                                                                  SHARES,
                                                COUNTRY      CONTRACTS OR
                                                CODE IF         PRINCIPAL
%       DESCRIPTION                              NON US            AMOUNT           VALUE
------------------------------------------------------------------------------------------
        Fifth Third Bancorp                                       420,950  $   21,106,433
        First Tennessee National                                  154,700       6,143,137
        FleetBoston Financial                                     436,000      10,411,680
        Investors Financial Services                              235,000       5,722,250
        M&T Bank                                                  178,100      13,995,098
        Mellon Financial                                          485,400      10,319,604
        National Commerce Financial                               391,200       9,271,440
        New York Community Bancorp                                147,700       4,401,460
        Northern Trust                                            329,300      10,027,185
        Synovus Financial                                         642,500      11,494,325
        TCF Financial                                             362,700      14,522,508
        UBS AG(b)                                                 254,600      10,871,420
        Wachovia Corp                                             836,800      28,509,776
        Wells Fargo & Co                                          910,700      40,972,393
        Zions Bancorp                                              87,300       3,734,694
==========================================================================================
                                                                              297,105,734
5.17    CONSUMER FINANCE
        Fannie Mae                                                150,900       9,861,315
        Freddie Mac                                               279,400      14,836,140
        SLM Corp                                                  127,600      14,153,392
==========================================================================================
                                                                               38,850,847
0.17    DATA PROCESSING SERVICES
        Concord EFS(b)                                            138,100       1,298,140
==========================================================================================
14.19   DIVERSIFIED FINANCIAL SERVICES
        Ambac Financial Group                                     399,100      20,162,532
        American Express                                          613,300      20,379,959
        Citigroup Inc                                           1,172,000      40,375,400
        Franklin Resources                                        233,300       7,677,903
        Goldman Sachs Group                                       124,000       8,441,920
        Moody's Corp                                               81,800       3,781,614
        Prudential Financial                                      200,800       5,873,400
==========================================================================================
                                                                              106,692,728
2.23    INSURANCE BROKERS
        Marsh & McLennan                                          393,300      16,766,379
==========================================================================================
13.55   INVESTMENT ADVISER/BROKER DEALER SERVICES
        Eaton Vance                                               165,700       4,429,161
        Federated Investors Class B Shrs                          336,950       8,575,377
        Legg Mason                                                237,300      11,566,002
        Lehman Brothers Holdings                                  403,100      23,279,025
        Merrill Lynch & Co                                      1,080,000      38,232,000
        Morgan Stanley                                            413,400      15,853,890
==========================================================================================
                                                                              101,935,455
2.88    LIFE & HEALTH INSURANCE
        AFLAC Inc                                                 306,800       9,832,940
        Lincoln National                                           70,700       1,979,600
        Nationwide Financial Services Class A Shrs                 91,000       2,217,670
        Principal Financial Group                                 280,300       7,607,342
==========================================================================================
                                                                               21,637,552

                                                                  SHARES,
                                                COUNTRY      CONTRACTS OR
                                                CODE IF         PRINCIPAL
%       DESCRIPTION                              NON US            AMOUNT           VALUE
------------------------------------------------------------------------------------------
6.78    MULTI-LINE INSURANCE
        American International Group                              730,402  $   36,118,379
        Radian Group                                              446,700      14,910,846
==========================================================================================
                                                                               51,029,225
5.79    PROPERTY & CASUALTY INSURANCE
        Allstate Corp                                             506,500      16,800,605
        PMI Group                                                  74,900       1,913,695
        SAFECO Corp                                               383,100      13,397,007
        St Paul                                                   359,500      11,432,100
==========================================================================================
                                                                               43,543,407
1.67    REAL ESTATE INVESTMENT TRUSTS
        iStar Financial                                           430,900      12,569,353
==========================================================================================
4.58    REINSURANCE
        Endurance Specialty Holdings Ltd(b)                       166,200       4,020,378
        PartnerRe Ltd                                             226,300      11,371,575
        Platinum Underwriters Holdings Ltd                        388,500       9,848,475
        RenaissanceRe Holdings Ltd                                230,200       9,219,510
==========================================================================================
                                                                               34,459,938
        TOTAL COMMON STOCKS (COST $693,290,685)                               725,888,758
==========================================================================================
3.40    SHORT-TERM INVESTMENTS
3.33    COMMERCIAL PAPER -- CONSUMER RECEIVABLES
        New Center Asset Trust, Series 1, Discount
          Notes 1.420%, 4/1/2003 (Amortized Cost
          $25,000,000)                                     $   25,000,000      25,000,000
==========================================================================================
0.07    REPURCHASE AGREEMENTS
        Repurchase Agreement with State Street
          dated 3/31/2003 due 4/1/2003 at 1.230%,
          repurchased at $533,018 (Collateralized
          by Federal Home Loan Bank, Discount Notes,
          due 4/1/2003, value $545,000) (Cost
          $533,000)                                        $      533,000         533,000
==========================================================================================
        TOTAL SHORT-TERM INVESTMENTS
          (AMORTIZED COST $25,533,000)                                         25,533,000
==========================================================================================
99.91   TOTAL INVESTMENTS AT VALUE
          (COST $718,823,685)                                                 751,421,758
==========================================================================================
0.09    OTHER ASSETS LESS LIABILITIES                                             692,085
==========================================================================================
100.00  NET ASSETS AT VALUE                                                $  752,113,843
==========================================================================================

GOLD & PRECIOUS METALS FUND
85.12   COMMON STOCKS & RIGHTS
14.22   DIVERSIFIED METALS & MINING
        Apollo Gold(a)(b)                            CA         1,300,000  $    3,084,401
        Freeport McMoRan Copper & Gold Class B
          Shrs(b)                                                 245,000       4,177,250
        Gold Fields Ltd Sponsored ADR Representing
          Ord Shrs                                   SF           450,000       4,725,000
        North American Palladium Ltd(b)              CA           200,000         503,076
        Solitario Resources(b)                       CA           631,000         274,544

                                                                  SHARES,
                                                COUNTRY      CONTRACTS OR
                                                CODE IF         PRINCIPAL
%       DESCRIPTION                              NON US            AMOUNT           VALUE
------------------------------------------------------------------------------------------
        Teck Cominco Ltd Class B Shrs(a)             CA           280,000  $    2,120,534
==========================================================================================
                                                                               14,884,805
59.64   GOLD
        Agnico-Eagle Mines Ltd(a)                    CA           404,000       5,296,440
        AngloGold Ltd Sponsored ADR
          Representing Ord Shrs                      SF           117,000       3,531,060
        Ashanti Goldfields Ltd GDR
          Representing Ord Shrs(b)                   GH           660,000       3,748,800
        Barrick Gold                                 CA           315,000       4,901,400
        Chesapeake Gold(b)                           CA           182,700         444,655
        Claude Resources(b)                          CA           305,100         292,458
        Glamis Gold Ltd(a)(b)                        CA           800,000       8,272,000
        Glamis Gold Ltd Rights(b)
          (to purchase Cmn Shrs)                     CA           226,700               0
        Goldcorp Inc                                 CA           295,000       3,129,950
        Harmony Gold Mining Ltd Sponsored ADR
          Representing Ord Shrs                      SF           300,000       3,669,000
        IAMGOLD Corp(a)                              CA         1,200,000       5,221,117
        Kinross Gold(b)                              CA           700,000       4,301,982
        Meridian Gold(b)                             CA           500,000       4,725,000
        Newmont Mining                                            195,000       5,099,250
        Pacific Rim Mining(b)                        CA         1,254,900         409,499
        Placer Dome                                  CA           505,000       4,949,000
        Rio Narcea Gold Mines Ltd(b)                 CA           515,900         736,524
        Wheaton River Minerals Ltd(a)(b)             CA         4,400,000       3,709,168
==========================================================================================
                                                                               62,437,303
11.26   PRECIOUS METALS & MINERALS
        Aber Diamond(b)                              CA           230,000       4,270,233
        Compania de Minas Buenaventura SA Sponsored
          ADR Representing Series B Shrs             PE           160,000       4,000,000
        Impala Platinum Holdings Ltd                 SF            49,000       2,496,379
        SouthernEra Resources Ltd(b)                 CA           250,000       1,019,749
==========================================================================================
                                                                               11,786,361
        TOTAL COMMON STOCKS & RIGHTS (COST
          $75,551,902)                                                         89,108,469
==========================================================================================
2.37    PREFERRED STOCKS -- DIVERSIFIED METALS & MINING
        Freeport McMoRan Copper & Gold Depository
          Shrs Representing 1/20 Series Gold Pfd Shr
          (Cost $1,405,625)                                        75,000       2,482,500
==========================================================================================
4.83    OTHER SECURITIES -- GOLD BULLION
        Gold Bullion(b) (Cost $4,266,114)                          14,974(d)    5,051,577
==========================================================================================
18.99   SHORT-TERM INVESTMENTS
10.84   INVESTMENT COMPANIES
        INVESCO Treasurer's Series Money Market
          Reserve Fund(c)(f), 1.092% (Cost
          $11,344,418)                                         11,344,418      11,344,418
==========================================================================================

                                                                  SHARES,
                                                COUNTRY      CONTRACTS OR
                                                CODE IF         PRINCIPAL
%       DESCRIPTION                              NON US            AMOUNT           VALUE
------------------------------------------------------------------------------------------
8.15    REPURCHASE AGREEMENTS
        Repurchase Agreement with State Street
          dated 3/31/2003 due 4/1/2003 at 1.230%,
          repurchased at $8,531,291 (Collateralized
          by Federal Home Loan Bank, Discount
          Notes, due 4/1/2003, value $8,705,000)
          (Cost $8,531,000)                                $    8,531,000  $    8,531,000
==========================================================================================
        TOTAL SHORT-TERM INVESTMENTS
          (COST $19,875,418)                                                   19,875,418
==========================================================================================
111.31  TOTAL INVESTMENTS AT VALUE
          (COST $101,099,059)                                                 116,517,964
==========================================================================================
(11.31) OTHER ASSETS LESS LIABILITIES                                         (11,841,514)
==========================================================================================
100.00  NET ASSETS AT VALUE                                                $  104,676,450
==========================================================================================

HEALTH SCIENCES FUND
98.72   COMMON STOCKS
17.69   BIOTECHNOLOGY
        Amgen Inc(b)                                              717,200  $   41,274,860
        Biotech HOLDRs Trust(b)(e)                                512,900      47,827,925
        Chiron Corp(b)                                            295,300      11,073,750
        Genentech Inc(b)                                          311,100      10,891,611
        Genzyme Corp-General Division(b)                          358,500      13,067,325
        Gilead Sciences(b)                                        664,460      27,900,675
        IDEC Pharmaceuticals(b)                                   208,500       7,176,362
        MedImmune Inc(b)                                          360,800      11,845,064
==========================================================================================
                                                                              171,057,572
0.99    HEALTH CARE DISTRIBUTORS & SERVICES
        McKesson Corp                                             385,500       9,610,515
==========================================================================================
18.93   HEALTH CARE EQUIPMENT
        Biomet Inc                                                398,600      12,217,090
        Boston Scientific(b)                                      576,440      23,495,694
        C.R. Bard                                                 407,100      25,671,726
        Edwards Lifesciences(b)                                   403,800      11,064,120
        Guidant Corp(b)                                           565,600      20,474,720
        Medtronic Inc                                             589,500      26,598,240
        Stryker Corp                                              168,500      11,567,525
        Varian Medical Systems(b)                                 458,180      24,709,647
        Zimmer Holdings(b)                                        559,262      27,196,911
==========================================================================================
                                                                              182,995,673
1.43    HEALTH CARE FACILITIES
        HCA Inc                                                   131,120       5,423,123
        Health Management Associates Class A Shrs                 299,300       5,686,700
        Triad Hospitals(b)                                        102,100       2,746,490
==========================================================================================
                                                                               13,856,313
2.34    HEALTH CARE SUPPLIES
        Alcon Inc(b)                                              462,150      18,957,393

                                                                  SHARES,
                                                COUNTRY      CONTRACTS OR
                                                CODE IF         PRINCIPAL
%       DESCRIPTION                              NON US            AMOUNT           VALUE
------------------------------------------------------------------------------------------
        Smith & Nephew PLC                                        605,100  $    3,701,467
==========================================================================================
                                                                               22,658,860
1.37    HOUSEHOLD PRODUCTS
        Procter & Gamble                                          149,300      13,295,165
==========================================================================================
1.39    MANAGED HEALTH CARE
        First Health Group(b)                                     257,840       6,559,450
        UnitedHealth Group                                         74,600       6,838,582
==========================================================================================
                                                                               13,398,032
54.58   PHARMACEUTICALS
        Abbott Laboratories                                     1,058,830      39,822,596
        AmerisourceBergen Corp                                    173,925       9,131,063
        Barr Laboratories(b)                                      269,700      15,372,900
        Bristol-Myers Squibb                                    1,778,100      37,571,253
        Eli Lilly & Co                                            685,700      39,187,755
        Forest Laboratories(b)                                    859,084      46,364,763
        GlaxoSmithKline PLC Sponsored ADR
          Representing 2 Ord Shrs                                 658,700      23,179,653
        Johnson & Johnson                                         818,462      47,364,396
        Merck & Co                                                767,100      42,021,738
        Novartis AG Sponsored ADR
          Representing Ord Shrs                                   881,700      32,675,802
        Pfizer Inc                                                980,151      30,541,505
        Pharmaceutical HOLDRs Trust(a)(e)(f)                      578,400      42,888,360
        Pharmaceutical Resources(b)                               323,500      13,742,280
        Pharmacia Corp                                            808,307      34,999,693
        Teva Pharmaceutical Industries Ltd Sponsored
          ADR Representing Ord Shrs                               753,140      31,368,281
        Wyeth                                                   1,096,600      41,473,412
==========================================================================================
                                                                              527,705,450
        TOTAL COMMON STOCKS (COST $821,536,195)                               954,577,580
==========================================================================================
0.77    PREFERRED STOCKS
0.00    BIOTECHNOLOGY
        Ingenex Inc, Conv Pfd, Series B Shrs(b)(l)                103,055               1
==========================================================================================
0.77    HEALTH CARE EQUIPMENT
        Athersys Inc, Conv Pfd, Class F Shrs(b)(l)                416,667       5,416,667
        Optimize Inc, Pfd, Series 5 Shrs(b)(l)                  1,337,276         628,450
        Scimagix Inc, Pfd, Series C Shrs(b)(l)                    641,635       1,350,000
        UltraGuide Inc, Pfd
          Series E Shrs(b)(l)                                     445,050          84,560
          Series F Shrs(b)(l)                                      50,000           9,500
==========================================================================================
                                                                                7,489,177
        TOTAL PREFERRED STOCKS (Cost $9,078,452)                                7,489,178
==========================================================================================
2.96    SHORT-TERM INVESTMENTS
2.50    INVESTMENT COMPANIES
        INVESCO Treasurer's Series Money Market
          Reserve Fund(c)(f), 1.092% (Cost
          $24,193,400)                                         24,193,400      24,193,400
==========================================================================================

                                                                  SHARES,
                                                COUNTRY      CONTRACTS OR
                                                CODE IF         PRINCIPAL
%       DESCRIPTION                              NON US            AMOUNT           VALUE
------------------------------------------------------------------------------------------
0.46    REPURCHASE AGREEMENTS
        Repurchase Agreement with State Street
          dated 3/31/2003 due 4/1/2003 at 1.230%,
          repurchased at $4,424,151 (Collateralized
          by Federal Home Loan Bank, Discount Notes,
          due 4/1/2003, value $4,515,000) (Cost
          $4,424,000)                                      $    4,424,000  $    4,424,000
==========================================================================================
        TOTAL SHORT-TERM INVESTMENTS
          (COST $28,617,400)                                                   28,617,400
==========================================================================================
102.45  TOTAL INVESTMENTS AT VALUE
          (COST $859,232,047)                                                 990,684,158
==========================================================================================
(2.45)  OTHER ASSETS LESS LIABILITIES                                         (23,730,992)
==========================================================================================
100.00  NET ASSETS AT VALUE                                                $  966,953,166
==========================================================================================

LEISURE FUND
96.28   COMMON STOCKS
10.18   ADVERTISING
        Harte-Hanks Inc                                           332,450  $    6,349,795
        JC Decaux SA(b)                              FR           218,400       2,073,367
        Omnicom Group                                             706,000      38,244,020
        Valassis Communications(b)                                541,900      14,306,160
        WPP Group PLC                                UK         1,090,730       5,879,053
==========================================================================================
                                                                               66,852,395
2.34    APPAREL, ACCESSORIES & LUXURY GOODS
        Jones Apparel Group(b)                                    256,900       7,046,767
        Polo Ralph Lauren Class A Shrs(b)                         363,400       8,321,860
==========================================================================================
                                                                               15,368,627
7.95    BREWERS
        Anheuser-Busch Cos                                        340,400      15,866,044
        Carlsberg A/S Class B Shrs(a)                DA           443,084      14,974,333
        Diageo PLC                                   UK           224,600       2,304,041
        Heineken NV                                  NL           477,200      17,699,295
        Interbrew                                    BE            66,535       1,347,512
==========================================================================================
                                                                               52,191,225
5.10    BROADCASTING-- RADIO/TV
        Belo Corp Series A Shrs                                   360,000       7,293,600
        Clear Channel Communications(b)                           124,049       4,207,742
        Fox Kids Europe NV(b)                        NL           905,629       5,039,934
        Granada PLC                                  UK           324,208         292,102
        Gray Television                                           640,100       5,760,900
        Sinclair Broadcast Group Class A Shrs(b)                  508,500       3,996,810
        Spanish Broadcasting System Class A Shrs(b)               271,200       1,665,168
        Television Broadcasts Ltd Sponsored ADR
          Representing 2 Ord Shrs                    HK           154,500         946,869
        Univision Communications Class A Shrs(b)                  174,300       4,272,093
==========================================================================================
                                                                               33,475,218
10.52   CABLE & SATELLITE OPERATORS
        Cablevision Systems New York Group(b)                     833,293      15,824,234

                                                                  SHARES,
                                                COUNTRY      CONTRACTS OR
                                                CODE IF         PRINCIPAL
%       DESCRIPTION                              NON US            AMOUNT           VALUE
------------------------------------------------------------------------------------------
        Comcast Corp Class A Shrs(b)                              342,400  $    9,789,216
        EchoStar Communications Class A Shrs(b)                   408,585      11,799,935
        Liberty Media Series A Shrs(b)                          3,253,914      31,660,583
==========================================================================================
                                                                               69,073,968
1.59    CABLE & SATELLITE PROGRAMMERS
        USA Interactive(b)                                        389,800      10,442,742
==========================================================================================
14.36   CASINOS & GAMING
        Harrah's Entertainment(b)                                 982,000      35,057,400
        International Game Technology(b)                          588,000      48,157,200
        MGM MIRAGE(b)                                             152,016       4,446,468
        Park Place Entertainment(b)                                95,200         677,824
        Wynn Resorts Ltd(b)                                       387,700       5,986,088
==========================================================================================
                                                                               94,324,980
0.37    CONSUMER ELECTRONICS
        Sony Corp Sponsored ADR
          Representing Ord Shrs                      JA            70,100       2,462,613
==========================================================================================
1.54    CRUISE LINES
        Carnival Corp                                             268,900       6,483,179
        Royal Caribbean Cruises Ltd                               170,344       2,560,270
        Steiner Leisure Ltd(b)                                     93,000       1,050,900
==========================================================================================
                                                                               10,094,349
0.71    DIVERSIFIED FINANCIAL SERVICES
        Pargesa Holding AG Class B Shrs              SZ             2,708       4,688,831
==========================================================================================
0.66    DIVERSIFIED METALS & MINING
        Anglo American PLC ADR
          Representing Ord Shrs(a)                   UK           303,140       4,334,902
==========================================================================================
0.83    FOOTWEAR
        Foot Locker                                               151,000       1,615,700
        NIKE Inc Class B Shrs                                      75,000       3,856,500
==========================================================================================
                                                                                5,472,200
0.71    GENERAL MERCHANDISE STORES
        Target Corp                                                57,200       1,673,672
        Tuesday Morning(b)                                        152,400       2,999,232
==========================================================================================
                                                                                4,672,904
6.39    HOTELS & RESORTS
        Accor SA                                     FR           106,500       2,942,508
        Cendant Corp(b)                                           563,700       7,158,990
        Extended Stay America(b)                                  191,600       1,935,160
        Hilton Hotels                                             605,150       7,025,791
        Marriott International Class A Shrs                       279,100       8,878,171
        NH Hoteles SA(b)                             SP           418,600       3,416,687
        Starwood Hotels & Resorts Worldwide
          Paired Certificates SBI                                 445,860      10,607,009
==========================================================================================
                                                                               41,964,316
0.30    INDUSTRIAL CONGLOMERATES
        Campagnie Nationale a Portefeuille(a)        BE            20,300       1,962,610
==========================================================================================

                                                                  SHARES,
                                                COUNTRY      CONTRACTS OR
                                                CODE IF         PRINCIPAL
%       DESCRIPTION                              NON US            AMOUNT           VALUE
------------------------------------------------------------------------------------------
2.58    INVESTMENT COMPANIES
        iShares Trust
          Russell 3000 Index Fund                                 185,000  $    8,750,500
          S&P 500 Index Fund                                       96,300       8,167,203
==========================================================================================
                                                                               16,917,703
1.39    LEISURE FACILITIES
        Cedar Fair LP(a)                                           97,800       2,437,176
        Intrawest Corp                               CA           396,480       4,139,251
        Six Flags(b)                                              362,500       2,030,000
        Vail Resorts (b)                                           45,100         502,865
==========================================================================================
                                                                                9,109,292
8.31    LEISURE PRODUCTS
        Activision Inc(b)                                          88,300       1,275,935
        Electronic Arts(b)                                         30,500       1,788,520
        Hasbro Inc                                                138,400       1,922,376
        Leapfrog Enterprises(b)                                    51,100       1,218,224
        Mattel Inc                                              2,151,200      48,402,000
==========================================================================================
                                                                               54,607,055
9.83    MOVIES & ENTERTAINMENT
        AOL Time Warner(b)                                      1,169,500      12,700,770
        Groupe Bruxelles Lambert SA                  BE           363,900      13,103,894
        Metro-Goldwyn-Mayer Inc(b)                              1,054,900      11,076,450
        Pixar(b)                                                  103,700       5,608,096
        Regal Entertainment Group Class A Shrs                    129,900       2,331,705
        Viacom Inc
          Class A Shrs(b)                                         101,880       3,718,620
          Class B Shrs(b)                                         179,900       6,569,948
        Walt Disney                                               556,199       9,466,507
==========================================================================================
                                                                               64,575,990
7.53    PUBLISHING & PRINTING
        E. W. Scripps Class A Shrs                                 73,300       5,551,742
        Gannett Co                                                144,000      10,141,920
        Knight-Ridder Inc                                         232,800      13,618,800
        McClatchy Co Class A Shrs                                 131,900       7,068,521
        McGraw-Hill Cos                                            76,700       4,263,753
        Media General Class A Shrs                                 54,600       2,688,504
        New York Times Class A Shrs                               141,200       6,092,780
==========================================================================================
                                                                               49,426,020
1.65    RESTAURANTS
        CBRL Group                                                272,600       7,482,870
        Yum! Brands(b)                                            136,900       3,330,777
==========================================================================================
                                                                               10,813,647
0.35    SOFT DRINKS
        Coca-Cola Femsa SA de CV Sponsored ADR
          Representing 10 Ord Series L Shrs          MX           134,500       2,305,330
==========================================================================================
0.39    SPECIALTY STORES
        Hollywood Entertainment(b)                                122,300       1,961,692

                                                                  SHARES,
                                                COUNTRY      CONTRACTS OR
                                                CODE IF         PRINCIPAL
%       DESCRIPTION                              NON US            AMOUNT           VALUE
------------------------------------------------------------------------------------------
        Toys "R" Us(b)                                             74,900  $      626,913
==========================================================================================
                                                                                2,588,605
0.10    TELECOMMUNICATIONS EQUIPMENT
        General Motors Class H Shrs(b)                             60,600         678,720
==========================================================================================
0.60    TOBACCO
        Altria Group                                              130,900       3,921,764
==========================================================================================
        TOTAL COMMON STOCKS (COST $575,154,170)                               632,326,006
==========================================================================================
2.62    PREFERRED STOCKS
1.76    MOVIES & ENTERTAINMENT
        News Corp Ltd Sponsored ADR
          Representing 4 Pfd Ltd Voting Shrs         AS           542,178      11,597,187
==========================================================================================
0.86    SOFT DRINKS
        Companhia de Bebidas das Americas
          Sponsored ADR Representing 100 Pfd Shrs    BR           340,000       5,644,000
==========================================================================================
        TOTAL PREFERRED STOCKS (COST $19,368,824)                              17,241,187
==========================================================================================
2.97    SHORT-TERM INVESTMENTS
0.47    US GOVERNMENT OBLIGATIONS
        US Government Securities(c)
           (Cost $3,111,943)                               $    3,111,943       3,111,943
==========================================================================================
1.61    INVESTMENT COMPANIES
        INVESCO Treasurer's Series Money Market
          Reserve Fund(c)(f), 1.092% (Cost
          $10,594,794)                                         10,594,794      10,594,794
==========================================================================================
0.89    REPURCHASE AGREEMENTS
        Repurchase Agreement with State Street
          dated 3/31/2003 due 4/1/2003 at 1.230%,
          repurchased at $5,814,199 (Collateralized
          by Federal Home Loan Bank, Discount
          Notes, due 4/1/2003, value $5,935,000)
          (Cost $5,814,000)                                $    5,814,000       5,814,000
==========================================================================================
        TOTAL SHORT-TERM INVESTMENTS
          (COST $19,520,737)                                                   19,520,737
==========================================================================================
101.87  TOTAL INVESTMENTS AT VALUE
          (COST $614,043,731)                                                 669,087,930
==========================================================================================
(1.87)  OTHER ASSETS LESS LIABILITIES                                         (12,304,201)
==========================================================================================
100.00  NET ASSETS AT VALUE                                                $  656,783,729
==========================================================================================

REAL ESTATE OPPORTUNITY FUND
95.21   COMMON STOCKS
1.11    CASINOS & GAMING
        Park Place Entertainment(b)                                36,900  $      262,728
==========================================================================================
1.43    FOREST PRODUCTS
        Weyerhaeuser Co                                             7,100         339,593
==========================================================================================
1.00    HOMEBUILDING
        Ryland Group                                                5,500         237,545
==========================================================================================

                                                                  SHARES,
                                                COUNTRY      CONTRACTS OR
                                                CODE IF         PRINCIPAL
%       DESCRIPTION                              NON US            AMOUNT           VALUE
------------------------------------------------------------------------------------------
1.00    HOTELS & RESORTS
        Starwood Hotels & Resorts Worldwide Paired
          Certificates SBI                                          9,900  $      235,521
==========================================================================================
1.49    PAPER PRODUCTS
        Bowater Inc                                                 9,500         352,925
==========================================================================================
86.86   REAL ESTATE INVESTMENT TRUSTS
        Alexandria Real Estate Equities                            24,200       1,017,610
        Apartment Investment & Management Class A Shrs              9,200         335,616
        Archstone-Smith Trust                                      19,210         421,852
        Avalonbay Communities                                      12,100         446,490
        Boston Properties                                          29,900       1,133,210
        CarrAmerica Realty                                         36,400         922,740
        Developers Diversified Realty                              41,700       1,007,055
        EastGroup Properties                                       17,400         444,744
        Equity Office Properties Trust                             37,600         956,920
        Equity Residential SBI                                     32,200         775,054
        Essex Property Trust                                        7,000         365,750
        General Growth Properties                                  20,800       1,122,160
        Impac Mortgage Holdings                                    27,900         362,421
        iStar Financial                                            33,900         988,863
        Mack-Cali Realty                                           26,500         820,705
        Mid-Atlantic Realty Trust SBI                              34,200         623,466
        Mills Corp                                                 24,700         770,640
        Pan Pacific Retail Properties                               6,500         246,025
        Parkway Properties                                         19,800         746,064
        Post Properties                                            16,900         408,135
        Prentiss Properties Trust SBI                              22,800         617,880
        ProLogis SBI                                               43,270       1,095,596
        RFS Hotel Investors                                        56,400         547,080
        Rouse Co                                                   21,900         756,645
        Simon Property Group                                       21,000         752,430
        SL Green Realty                                            22,200         678,432
        Universal Health Realty Income Trust SBI                    4,700         121,730
        Vornado Realty Trust SBI                                   27,600         988,080
        Weingarten Realty Investors                                28,300       1,106,813
==========================================================================================
                                                                               20,580,206
2.32    REAL ESTATE MANAGEMENT & DEVELOPMENT
        Catellus Development(b)                                    12,300         258,300
        St Joe                                                     10,700         291,040
==========================================================================================
                                                                                  549,340
        TOTAL COMMON STOCKS (COST $21,860,776)                                 22,557,858
==========================================================================================
6.27    SHORT-TERM INVESTMENTS -- REPURCHASE AGREEMENTS
        Repurchase Agreement with State Street
          dated 3/31/2003 due 4/1/2003 at 1.230%,
          repurchased at $1,485,051 (Collateralized
          by Federal Home Loan Bank, Bonds, due
          3/26/2004 at 1.350%, value $1,515,587)
          (Cost $1,485,000)                                $    1,485,000       1,485,000
==========================================================================================

                                                                  SHARES,
                                                COUNTRY      CONTRACTS OR
                                                CODE IF         PRINCIPAL
%       DESCRIPTION                              NON US            AMOUNT           VALUE
------------------------------------------------------------------------------------------
101.48  TOTAL INVESTMENTS AT VALUE
          (COST $23,345,776)                                               $   24,042,858
==========================================================================================
(1.48)  OTHER ASSETS LESS LIABILITIES                                            (349,747)
==========================================================================================
100.00  NET ASSETS AT VALUE                                                $    23,693,111
==========================================================================================

TECHNOLOGY FUND
92.58   COMMON STOCKS
0.68    AEROSPACE & DEFENSE
        Lockheed Martin                                           226,300  $   10,760,565
==========================================================================================
10.47   APPLICATION SOFTWARE
        Amdocs Ltd(b)                                           1,204,720      15,998,682
        BEA Systems(b)                                          2,941,800      29,976,942
        Cadence Design Systems(b)                                 906,800       9,068,000
        Check Point Software Technologies Ltd(b)                  973,650      14,088,715
        Intuit Inc(b)                                             582,300      21,661,560
        Mercury Interactive(b)                                    808,500      23,996,280
        PeopleSoft Inc(b)                                       1,018,700      15,586,110
        SAP AG Sponsored ADR Representing 1/4
          Ord Shr                                                 114,900       2,178,504
        Siebel Systems(b)                                       1,343,600      10,762,236
        Software HOLDRs Trust(a)(e)(f)                            834,700      21,209,727
        Wipro Ltd Sponsored ADR Representing Ord Shrs(a)           84,000       2,360,400
==========================================================================================
                                                                              166,887,156
0.54    CABLE & SATELLITE OPERATORS
        Comcast Corp Class A Shrs(b)                              300,400       8,588,436
==========================================================================================
7.82    COMPUTER HARDWARE
        Apple Computer(b)                                       1,426,200      20,166,468
        Dell Computer(b)                                        1,685,700      46,036,467
        Hewlett-Packard Co                                      1,318,600      20,504,230
        International Business Machines                           428,900      33,638,627
        Sun Microsystems(b)                                     1,317,300       4,294,398
==========================================================================================
                                                                              124,640,190
5.55    COMPUTER STORAGE & PERIPHERALS
        EMC Corp(b)                                             3,713,000      26,844,990
        Emulex Corp(b)                                            830,600      15,905,990
        Lexmark International Class A Shrs(b)                     225,400      15,090,530
        McDATA Corp Class A Shrs(b)                               992,300       8,523,857
        Network Appliance(b)                                    1,974,500      22,094,655
==========================================================================================
                                                                               88,460,022
3.89    DATA PROCESSING SERVICES
        First Data                                                696,100      25,762,661
        Fiserv Inc(b)                                             627,450      19,752,126
        Paychex Inc                                               599,350      16,464,144
==========================================================================================
                                                                               61,978,931
0.98    DIVERSIFIED COMMERCIAL SERVICES
        CheckFree Corp(b)                                         696,800      15,664,064
==========================================================================================

                                                                  SHARES,
                                                COUNTRY      CONTRACTS OR
                                                CODE IF         PRINCIPAL
%       DESCRIPTION                              NON US            AMOUNT           VALUE
------------------------------------------------------------------------------------------
5.22    ELECTRONIC EQUIPMENT & INSTRUMENTS
        Celestica Inc(b)                                        1,326,200  $   15,158,466
        Flextronics International Ltd(b)                        2,564,400      22,361,568
        Jabil Circuit(b)                                        1,645,600      28,798,000
        MKS Instruments(b)                                         64,500         806,250
        Samsung Electronics Ltd Sponsored GDR
          Representing 1/2 Ord Shr(g)                             142,300      16,079,900
==========================================================================================
                                                                               83,204,184
0.36    HOTELS & RESORTS
        Hotels.com Class A Shrs(a)(b)                             100,000       5,767,500
==========================================================================================
0.36    INTEGRATED TELECOMMUNICATION SERVICES
        Verizon Communications                                    160,500       5,673,675
==========================================================================================
3.49    INTERNET RETAIL
        Amazon.com Inc(b)                                         451,000      11,739,530
        eBay Inc(b)                                               515,100      43,932,879
==========================================================================================
                                                                               55,672,409
0.83    INTERNET SOFTWARE & SERVICES
        Internet Security Systems(b)                              227,400       2,258,082
        VeriSign Inc(b)                                           344,700       3,012,678
        Yahoo! Inc(b)                                             329,700       7,919,394
==========================================================================================
                                                                               13,190,154
1.80    INVESTMENT COMPANIES
        Nasdaq-100 Trust Series 1 Shrs(b)                       1,138,900      28,757,225
==========================================================================================
1.92    IT CONSULTING & SERVICES
        Affiliated Computer Services Class A
          Shrs(b)                                                 412,000      18,235,120
        BISYS Group(b)                                            460,000       7,507,200
        Cognizant Tech Solutions Class A Shrs(b)                   72,900       4,909,815
==========================================================================================
                                                                               30,652,135
0.50    MOVIES & ENTERTAINMENT
        AOL Time Warner(b)                                        732,600       7,956,036
==========================================================================================
4.38    NETWORKING EQUIPMENT
        Cisco Systems(b)(i)                                     4,359,860      56,590,983
        Juniper Networks(b)                                       650,000       5,310,500
        NetScreen Technologies(b)                                 466,800       7,832,904
==========================================================================================
                                                                               69,734,387
4.21    SEMICONDUCTOR EQUIPMENT
        Applied Materials(b)                                    1,624,500      20,436,210
        ASML Holding NV New York Registered
          Shrs(b)                                                 363,300       2,386,881
        Cymer Inc(b)                                               35,400         837,210
        KLA-Tencor Corp(b)                                        416,300      14,962,655
        Lam Research(b)                                           735,100       8,372,054
        Novellus Systems(b)                                       733,800      20,010,726
==========================================================================================
                                                                               67,005,736
16.87   SEMICONDUCTORS
        Altera Corp(b)                                          1,188,600      16,093,644
        Analog Devices(b)                                         345,000       9,487,500

                                                                  SHARES,
                                                COUNTRY      CONTRACTS OR
                                                CODE IF         PRINCIPAL
%       DESCRIPTION                              NON US            AMOUNT           VALUE
------------------------------------------------------------------------------------------
        Broadcom Corp Class A Shrs(b)                             285,200  $    3,522,220
        Cypress Semiconductor(b)                                  252,200       1,740,180
        Fairchild Semiconductor International
          Class A Shrs(b)                                         603,400       6,311,564
        GlobespanVirata Inc(b)                                    468,200       2,106,900
        Intel Corp                                              3,736,800      60,835,104
        Intersil Corp Class A Shrs(b)                             282,400       4,394,144
        Linear Technology                                         982,900      30,342,123
        Maxim Integrated Products                                 715,900      25,858,308
        Microchip Technology                                    1,092,800      21,746,720
        National Semiconductor(b)                                 461,400       7,862,256
        PMC-Sierra Inc(b)                                         271,000       1,612,450
        QLogic Corp(b)                                            289,200      10,740,888
        RF Micro Devices(b)                                     1,026,900       6,191,180
        Skyworks Solutions(a)(b)                                  670,000       4,174,100
        Taiwan Semiconductor Manufacturing Ltd
          Sponsored ADR Representing 5 Ord Shrs                 1,952,136      13,352,610
        Texas Instruments                                         943,900      15,451,643
        United Microelectronics Sponsored ADR
          Representing 5 Ord Shrs                               1,693,300       5,096,833
        Vitesse Semiconductor(b)                                  674,100       1,442,574
        Xilinx Inc(b)(h)                                          871,800      20,408,838
==========================================================================================
                                                                              268,771,779
16.45   SYSTEMS SOFTWARE
        Adobe Systems                                             842,700      25,980,441
        BMC Software(b)                                         1,156,200      17,447,058
        Micromuse Inc(b)                                          607,000       3,156,400
        Microsoft Corp                                          4,327,200     104,761,512
        Networks Associates(b)                                    899,000      12,415,190
        Oracle Corp(b)                                          3,671,500      39,832,103
        Symantec Corp(b)                                        1,177,600      46,138,368
        VERITAS Software(b)                                       701,300      12,328,854
==========================================================================================
                                                                              262,059,926
4.92    TELECOMMUNICATIONS EQUIPMENT
        ADC Telecommunications(b)                               2,022,292       4,165,922
        Alcatel SA Sponsored ADR Representing
          Ord Shrs                                                981,300       6,761,157
        CIENA Corp(b)                                             591,900       2,586,603
        Corning Inc(b)                                            412,500       2,409,000
        Lucent Technologies(b)                                  2,375,800       3,492,426
        Nokia Corp Sponsored ADR Representing Ord
          Shrs(a)                                               1,561,900      21,882,219
        Nortel Networks(b)                                      2,589,900       5,386,992
        QUALCOMM Inc                                              711,950      25,672,917
        UTStarcom Inc(b)                                          303,600       6,068,964
==========================================================================================
                                                                               78,426,200
1.34    WIRELESS TELECOMMUNICATION SERVICES
        Nextel Communications Class A Shrs(b)                     530,700       7,106,073
        Vodafone Group PLC Sponsored ADR
          Representing 10 Ord Shrs                                781,200      14,233,464
==========================================================================================
                                                                               21,339,537
        TOTAL COMMON STOCKS (COST $1,730,029,294)                           1,475,190,247
==========================================================================================

                                                                  SHARES,
                                                COUNTRY      CONTRACTS OR
                                                CODE IF         PRINCIPAL
%       DESCRIPTION                              NON US            AMOUNT           VALUE
------------------------------------------------------------------------------------------
0.07    PREFERRED STOCKS
0.00    BIOTECHNOLOGY
        Ingenex Inc, Conv Pfd, Series B Shrs(b)(l)                 51,527  $            1
==========================================================================================
0.07    NETWORKING EQUIPMENT
        Calient Networks, Pfd, Series D
          Shrs(b)(f)(l)                                         1,925,754       1,106,133
==========================================================================================
        TOTAL PREFERRED STOCKS (COST $14,213,578)                               1,106,134
==========================================================================================
0.01    FIXED INCOME SECURITIES -- CORPORATE BONDS
0.01    NETWORKING EQUIPMENT
        Kestrel Solutions, Conv Sub Notes(g)(k)(l),
          5.500%, 7/15/2005 (Cost $2,500,000)              $   2,500,000          200,000
==========================================================================================
0.32    OTHER SECURITIES -- DIVERSIFIED FINANCIAL SERVICES
        BlueStream Ventures LP(b)(j)(l)(Cost
          $12,268,055)                                                          5,184,864
==========================================================================================
7.21    SHORT-TERM INVESTMENTS
4.96    COMMERCIAL PAPER
3.14    CONSUMER RECEIVABLES
        New Center Asset Trust, Series 1, Discount
          Notes 1.420%, 4/1/2003                           $   50,000,000      50,000,000
==========================================================================================
1.82    DIVERSIFIED FINANCIAL SERVICES
        State Street Boston, Discount Notes,
          1.390%, 4/1/2003                                 $   29,000,000      29,000,000
==========================================================================================
          TOTAL COMMERCIAL PAPER
            (AMORTIZED COST $79,000,000)                                       79,000,000
==========================================================================================
2.13    INVESTMENT COMPANIES
        INVESCO Treasurer's Series Money Market
          Reserve Fund(c)(f), 1.092% (Cost
          $33,984,450)                                         33,984,450      33,984,450
==========================================================================================
0.12    REPURCHASE AGREEMENTS
        Repurchase Agreement with State Street
          dated 3/31/2003 due 4/1/2003 at 1.230%,
          repurchased at $1,910,065 (Collateralized
          by Federal Home Loan Bank, Discount Notes,
          due 4/1/2003, value $1,950,000) (Cost
          $1,910,000)                                      $    1,910,000       1,910,000
==========================================================================================
        TOTAL SHORT-TERM INVESTMENTS
          (AMORTIZED COST $114,894,450)                                       114,894,450
==========================================================================================
100.19  TOTAL INVESTMENTS AT VALUE
          (COST $1,873,905,377)                                             1,596,575,695
==========================================================================================
(0.19)  OTHER ASSETS LESS LIABILITIES                                          (3,099,757)
==========================================================================================
100.00  NET ASSETS AT VALUE                                                $1,593,475,938
==========================================================================================

TELECOMMUNICATIONS FUND
89.63   COMMON STOCKS & WARRANTS
2.77    APPLICATION SOFTWARE
        Amdocs Ltd(b)                                UK           290,500  $    3,857,840
        BEA Systems(b)                                            246,100       2,507,759
        Software HOLDRs Trust(e)                                   52,500       1,334,025
==========================================================================================
                                                                                7,699,624

                                                                  SHARES,
                                                COUNTRY      CONTRACTS OR
                                                CODE IF         PRINCIPAL
%       DESCRIPTION                              NON US            AMOUNT           VALUE
------------------------------------------------------------------------------------------
5.92    BROADCASTING -- RADIO/TV
        Clear Channel Communications(b)                           100,000  $    3,392,000
        Fox Entertainment Group Class A Shrs(b)                   304,000       8,107,680
        Univision Communications Class A Shrs(b)                  202,400       4,960,824
==========================================================================================
                                                                               16,460,504
13.11   CABLE & SATELLITE OPERATORS
        Comcast Corp Class A Shrs(b)(i)                           454,552      12,995,642
        Cox Communications Class A Shrs(b)                        276,700       8,608,137
        EchoStar Communications Class A Shrs(b)                   375,500      10,844,440
        Liberty Media Series A Shrs(b)                            412,600       4,014,598
==========================================================================================
                                                                               36,462,817
2.08    ELECTRONIC EQUIPMENT & INSTRUMENTS
        Garmin Ltd(b)                                CJ             8,100         289,980
        Samsung Electronics Ltd GDR
          Representing 1/2 Ord Shr(g)                KS            48,600       5,491,800
==========================================================================================
                                                                                5,781,780
22.67   INTEGRATED TELECOMMUNICATION SERVICES
        ALLTEL Corp                                               139,400       6,239,544
        AT&T Corp                                                 195,300       3,163,860
        BCE Inc(a)                                   CA           286,200       5,253,340
        BellSouth Corp(i)                                         133,300       2,888,611
        CenturyTel Inc                                            212,800       5,873,280
        Deutsche Telekom AG                          GM           551,200       6,080,856
        France Telecom SA(a)                         FR            97,700       1,992,545
        France Telecom SA Warrants(b) (Exp 2003)     FR            97,700         383,797
        KT Corp Sponsored ADR
          Representing 1/2 Ord Shr                   KS           155,600       2,671,652
        Portugal Telecom SGPS SA Sponsored ADR
          Representing Ord Shrs                      PO           814,900       5,557,618
        Qwest Communications International(b)                     972,100       3,392,629
        SBC Communications(i)                                     147,186       2,952,551
        Sprint Corp                                               276,500       3,248,875
        Telefonos de Mexico SA de CV Sponsored ADR
          Representing 20 Series L ShrsMX                         111,100       3,301,892
        Verizon Communications(i)                                 284,200       10,046,470
==========================================================================================
                                                                               63,047,520
1.24    MOVIES & ENTERTAINMENT
        Viacom Inc Class B Shrs(b)                                 94,500       3,451,140
==========================================================================================
4.50    NETWORKING EQUIPMENT
        Cisco Systems(b)(i)                                       626,900       8,137,162
        Extreme Networks(b)                                       166,800         722,244
        Foundry Networks(b)                                       252,900       2,033,316
        Juniper Networks(b)                                       198,000       1,617,660
==========================================================================================
                                                                               12,510,382
2.15    SEMICONDUCTORS
        Agere Systems Class A Shrs(b)                             707,900       1,132,640
        RF Micro Devices(b)                                        91,100         549,242
        Semiconductor HOLDRs Trust(e)                             116,300       2,685,367

                                                                  SHARES,
                                                COUNTRY      CONTRACTS OR
                                                CODE IF         PRINCIPAL
%       DESCRIPTION                              NON US            AMOUNT           VALUE
------------------------------------------------------------------------------------------
        Skyworks Solutions(a)(b)                                  259,200  $    1,614,816
==========================================================================================
                                                                                5,982,065
3.13    SYSTEMS SOFTWARE
        Symantec Corp(b)                                          222,600       8,721,468
==========================================================================================
13.75   TELECOMMUNICATIONS EQUIPMENT
        ADC Telecommunications(b)                                 981,800       2,022,508
        ADTRAN Inc(b)                                              24,300         872,613
        Advanced Fibre Communications(b)                           52,900         800,906
        Alcatel SA Sponsored ADR
          Representing Ord Shrs                      FR           569,800       3,925,922
        Comverse Technology(b)                                     99,800       1,128,738
        Corning Inc(b)                                            513,600       2,999,424
        Lucent Technologies(b)                                    599,700         881,559
        Motorola Inc                                              333,500       2,754,710
        Nokia Corp Sponsored ADR
          Representing Ord Shrs(a)(i)                FI           629,700       8,822,097
        Nortel Networks(b)                           CA         1,516,900       3,155,152
        QUALCOMM Inc(h)                                           302,200      10,897,332
==========================================================================================
                                                                               38,260,961
18.31   WIRELESS TELECOMMUNICATION SERVICES
        America Movil SA Sponsored ADR
          Representing 20 Series L ShrsMX                         108,200       1,446,634
        AT&T Wireless Services(b)                               1,983,100      13,088,460
        Boston Communications Group(b)                             43,900         687,474
        Nextel Communications Class A Shrs(b)                     965,000      12,921,350
        Nextel Partners Class A Shrs(b)                           134,300         676,872
        Orange SA(b)                                 FR           451,200       3,618,768
        Sprint Corp-PCS Group Series 1 Shrs(b)                    698,800       3,046,768
        Telecom Italia Mobile SpA(a)                 IT           322,000       1,314,110
        Vodafone Group PLC Sponsored ADR
          Representing 10 Ord Shrs                   UK           775,571      14,130,904
==========================================================================================
                                                                               50,931,340
        TOTAL COMMON STOCKS & WARRANTS
          (COST $255,802,849)                                                 249,309,601
==========================================================================================
0.16    PREFERRED STOCKS
0.16    NETWORKING EQUIPMENT
        Calient Networks, Pfd, Series D Shrs(b)(l)
          (Cost $5,438,366)                                       752,715         432,352
==========================================================================================
0.07    FIXED INCOME SECURITIES -- CORPORATE BONDS
0.07    NETWORKING EQUIPMENT
        Kestrel Solutions, Conv Sub Notes(g)(k)(l)
          5.500%, 7/15/2005 (Cost $2,500,000)                  $2,500,000         200,000
==========================================================================================
1.84    OTHER SECURITIES -- DIVERSIFIED FINANCIAL SERVICES
        BlueStream Ventures LP(b)(j)(l) (Cost
          $12,072,288)                                                          5,102,127
==========================================================================================
15.09   SHORT-TERM INVESTMENTS
8.27    COMMERCIAL PAPER
3.60    CONSUMER RECEIVABLES
        New Center Asset Trust, Series 1, Discount
          Notes 1.420%, 4/1/2003                           $   10,000,000      10,000,000
==========================================================================================

                                                                  SHARES,
                                                COUNTRY      CONTRACTS OR
                                                CODE IF         PRINCIPAL
%       DESCRIPTION                              NON US            AMOUNT           VALUE
------------------------------------------------------------------------------------------
4.67    DIVERSIFIED FINANCIAL SERVICES
        State Street Boston, Discount Notes,
          1.390%, 4/1/2003                                 $   13,000,000  $   13,000,000
==========================================================================================
          TOTAL COMMERCIAL PAPER (Amortized
            Cost $23,000,000)                                                  23,000,000
==========================================================================================
6.62    INVESTMENT COMPANIES
        INVESCO Treasurer's Series Money Market
          Reserve Fund(c)(f), 1.092% (Cost
          $18,406,718)                                         18,406,718      18,406,718
==========================================================================================
0.20    REPURCHASE AGREEMENTS
        Repurchase Agreement with State Street
          dated 3/31/2003 due 4/1/2003 at 1.230%,
          repurchased at $571,020 (Collateralized
          by Federal Home Loan Bank, Discount
          Notes, due 4/1/2003, value $585,000)
          (Cost  $571,000)                                 $      571,000         571,000
==========================================================================================
        TOTAL SHORT-TERM INVESTMENTS
          (AMORTIZED COST $41,977,718)                                         41,977,718
==========================================================================================
0.11    OPTIONS PURCHASED -- PUTS
0.11    TELECOMMUNICATIONS EQUIPMENT
        QUALCOMM Inc, 7/19/2003, $35 (Cost $261,403)                1,511         309,755
==========================================================================================
106.90  TOTAL INVESTMENTS AT VALUE
          (COST $318,052,624)                                                 297,331,553
==========================================================================================
(6.90)  OTHER ASSETS LESS LIABILITIES                                         (19,188,925)
==========================================================================================
100.00  NET ASSETS AT VALUE                                              $    278,142,628
==========================================================================================

UTILITIES FUND
96.82   COMMON STOCKS
69.11   ELECTRIC UTILITIES
        Ameren Corp                                                55,700  $    2,175,085
        American Electric Power                                    35,600         813,460
        Cinergy Corp                                              103,700       3,489,505
        Consolidated Edison                                        78,100       3,004,507
        Dominion Resources                                         63,900       3,538,143
        DPL Inc                                                    58,600         730,156
        DTE Energy                                                 50,600       1,955,690
        Duke Energy                                                54,300         789,522
        Energy East                                               136,200       2,424,360
        Entergy Corp                                               73,600       3,543,840
        Exelon Corp                                                67,775       3,416,538
        FPL Group                                                  60,000       3,535,800
        Hawaiian Electric Industries                               41,900       1,707,844
        NiSource Inc                                               92,100       1,676,220
        Pepco Holdings                                             46,900         816,060
        Pinnacle West Capital                                      52,400       1,741,776
        PNM Resources                                              17,200         386,828
        PPL Corp                                                   98,500       3,507,585
        Progress Energy                                            69,500       2,720,925
        Public Service Enterprise Group                            60,800       2,230,752
        Puget Energy                                               93,200       1,986,092
        SCANA Corp                                                 86,600       2,591,072

                                                                  SHARES,
                                                COUNTRY      CONTRACTS OR
                                                CODE IF         PRINCIPAL
%       DESCRIPTION                              NON US            AMOUNT           VALUE
------------------------------------------------------------------------------------------
        Southern Co                                                84,400  $    2,400,336
==========================================================================================
                                                                               51,182,096
2.23    GAS UTILITIES
        KeySpan Corp                                               51,200       1,651,200
==========================================================================================
17.53   INTEGRATED TELECOMMUNICATION SERVICES
        AT&T Corp                                                  12,700         205,740
        BellSouth Corp                                            148,200       3,211,494
        CenturyTel Inc                                            127,600       3,521,760
        SBC Communications                                        135,712       2,722,383
        Verizon Communications                                     93,796       3,315,689
==========================================================================================
                                                                               12,977,066
5.78    NATURAL GAS PIPELINES
        Enbridge Energy Management LLC                             22,387         891,002
        Kinder Morgan Management LLC(b)                           104,771       3,389,342
==========================================================================================
                                                                                4,280,344
2.17    WATER UTILITIES
        Philadelphia Suburban                                      73,300       1,608,935
==========================================================================================
96.82   TOTAL INVESTMENTS AT VALUE
          (COST $73,529,285)                                                   71,699,641
==========================================================================================
3.18    OTHER ASSETS LESS LIABILITIES                                           2,358,450
==========================================================================================
100.00  NET ASSETS AT VALUE                                                $   74,058,091
==========================================================================================

(a) Loaned security, a portion or all of the security is on loan at March 31, 2003.
(b) Security is non-income producing.
(c) The security is purchased with the cash collateral received from securities on loan (Note 5).
(d) Represents troy ounces.
(e) HOLDRs - Holding Company Depositary Receipts
(f) Security is an affiliated company (Note 4).
(g) Securities aquired pursuant to Rule 144A. The Fund deems such securities to be "liquid" because an institutional market exists.
(h) Securities are pledged with broker as collateral for written options.
(i) A portion of the security has been designated as collateral for remaining commitments to purchase additional interests in BlueStream Ventures LP.
(j) The Technology and Telecommunications Funds have remaining commitments of $10,575,000 and $10,406,250, respectively, to purchase additional interests in BlueStream Ventures LP, which are subject to the terms of the limited partership agreement.
(k) Defaulted security. The issuer is in default with respect to interest payments and the Fund has stopped accruing interest income.

(l) The following are restricted and illiquid securities at March 31, 2003:

SCHEDULE OF RESTRICTED AND ILLIQUID
  SECURITIES
                                                                           % OF
                                       ACQUISITION      ACQUISITION  NET ASSETS
DESCRIPTION                                DATE(S)            COSTS    AT VALUE
--------------------------------------------------------------------------------
HEALTH SCIENCES FUND
Athersys Inc, Conv Pfd, Class F Shrs       4/17/00    $   5,000,000        0.56%
Ingenex Inc, Conv Pfd, Series B Shrs       9/27/94          600,000        0.00
Optimize Inc, Pfd, Series 5 Shrs          10/10/02          628,450        0.06
Scimagix Inc, Pfd, Series C Shrs           5/24/01        1,350,000        0.14
UltraGuide Inc, Pfd
    Series E Shrs                           6/1/01        1,348,502        0.01
    Series F Shrs                           6/1/01          151,500        0.00
================================================================================
                                                                           0.77%
================================================================================

TECHNOLOGY FUND
BlueStream Ventures LP                     8/3/00-
                                           12/9/02    $  12,268,055        0.32%
Calient Networks, Pfd, Series D Shrs       12/8/00       13,913,578        0.07
Ingenex Inc, Conv Pfd, Series B Shrs       9/27/94          300,000        0.00
Kestrel Solutions, Conv Sub Notes
   5.500%, 7/15/2005                       7/20/00        2,500,000        0.01
================================================================================
                                                                           0.40%
================================================================================

TELECOMMUNICATIONS FUND
BlueStream Ventures LP                     8/3/00-
                                           12/9/02    $  12,072,288        1.84%
Calient Networks, Pfd, Series D Shrs       12/8/00        5,438,366        0.16
Kestrel Solutions, Conv Sub Notes
   5.500%, 7/15/2005                       7/20/00        2,500,000        0.07
================================================================================
                                                                           2.07%
================================================================================

OPTION CONTRACTS


                      NUMBER OF   EXPIRATION    EXERCISE    PREMIUMS
                      CONTRACTS        DATES       PRICE    RECEIVED    VALUE
-------------------------------------------------------------------------------
TECHNOLOGY FUND

OPTIONS WRITTEN
CALLS
Xilinx Inc               (6,539)     4/19/03      $27.50    $928,509  $(114,433)
================================================================================

TELECOMMUNICATIONS FUND

OPTIONS WRITTEN
CALLS
QUALCOMM Inc             (1,511)     7/19/03      $42.50    $297,659  $(230,428)
================================================================================

SUMMARY OF INVESTMENTS BY COUNTRY

                                                 % OF
                               COUNTRY     NET ASSETS
COUNTRY                           CODE       AT VALUE                     VALUE
--------------------------------------------------------------------------------
ENERGY FUND
Bermuda                             BD           7.57%        $      19,053,300
Canada                              CA           5.72                14,378,720
France                              FR           3.45                 8,667,990
Italy                               IT           2.18                 5,475,140
Netherlands                         NL           3.70                 9,302,250
United Kingdom                      UK           4.23                10,650,840
United States                                   78.81               198,224,168
Other Assets Less Liabilities                   (5.66)              (14,240,725)
================================================================================
                                               100.00%        $     251,511,683
================================================================================

GOLD & PRECIOUS METALS FUND
Canada                              CA          55.08%        $      57,661,730
Ghana                               GH           3.58                 3,748,800
Peru                                PE           3.82                 4,000,000
South Africa                        SF          13.78                14,421,439
United States                                   35.05                36,685,995
Other Assets Less Liabilities                  (11.31)              (11,841,514)
================================================================================
                                               100.00%        $     104,676,450
================================================================================

LEISURE FUND
Australia                           AS           1.77%        $      11,597,187
Belgium                             BE           2.50                16,414,016
Brazil                              BR           0.86                 5,644,000
Canada                              CA           0.63                 4,139,251
Denmark                             DA           2.28                14,974,333
France                              FR           0.76                 5,015,875
Hong Kong                           HK           0.15                   946,869
Japan                               JA           0.37                 2,462,613
Mexico                              MX           0.35                 2,305,330
Netherlands                         NL           3.46                22,739,229
Spain                               SP           0.52                 3,416,687
Switzerland                         SZ           0.71                 4,688,831
United Kingdom                      UK           1.95                12,810,098
United States                                   85.56               561,933,611
Other Assets Less Liabilities                   (1.87)              (12,304,201)
================================================================================
                                               100.00%        $     656,783,729
================================================================================

SUMMARY OF INVESTMENTS BY COUNTRY
  (CONTINUED)

                                                 % OF
                               COUNTRY     NET ASSETS
COUNTRY                           CODE       AT VALUE                     VALUE
--------------------------------------------------------------------------------
TELECOMMUNICATIONS FUND
Canada                              CA           3.02%        $       8,408,492
Cayman Islands                      CJ           0.10                   289,980
Finland                             FI           3.17                 8,822,097
France                              FR           3.57                 9,921,032
Germany                             GM           2.19                 6,080,856
Italy                               IT           0.47                 1,314,110
South Korea                         KS           2.93                 8,163,452
Mexico                              MX           1.71                 4,748,526
Portugal                            PO           2.00                 5,557,618
United Kingdom                      UK           6.47                17,988,744
United States                                   81.27               226,036,646
Other Assets Less Liabilities                   (6.90)              (19,188,925)
================================================================================
                                               100.00%        $     278,142,628
================================================================================

See Notes to Financial Statements

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
INVESCO SECTOR FUNDS, INC.
MARCH 31, 2003

                                                                      FINANCIAL
                                                  ENERGY               SERVICES
                                                    FUND                   FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)(b)                          $   244,115,665        $   718,823,685
================================================================================
  At Value(a)(b)                         $   265,752,408        $   751,421,758
Cash                                                   0                  1,593
Receivables:
  Investment Securities Sold                     368,936              1,180,061
  Fund Shares Sold                               771,634                276,376
  Dividends and Interest                         152,418                960,379
Prepaid Expenses and Other Assets                 44,387                 75,452
================================================================================
TOTAL ASSETS                                 267,089,783            753,915,619
================================================================================
LIABILITIES
Payables:
  Custodian                                        9,741                      0
  Distribution to Shareholders                         0                123,047
  Investment Securities Purchased              9,872,390                      0
  Fund Shares Repurchased                      1,471,960              1,410,677
  Securities Loaned                            4,139,034                      0
Accrued Distribution Expenses
  Investor Class                                  46,874                147,069
  Class A                                          2,770                  1,253
  Class B                                          1,144                    764
  Class C                                          7,741                  8,177
  Class K                                            100                    465
Accrued Expenses and Other Payables               26,346                110,324
================================================================================
TOTAL LIABILITIES                             15,578,100              1,801,776
================================================================================
NET ASSETS AT VALUE                      $   251,511,683        $   752,113,843
================================================================================
NET ASSETS
Paid-in Capital(c)                       $   292,005,495        $   781,919,715
Accumulated Undistributed Net Investment
  Loss                                           (28,917)               (27,883)
Accumulated Undistributed Net Realized
  Loss on Investment Securities and
  Foreign Currency Transactions              (62,101,638)           (62,379,689)
Net Appreciation of Investment
  Securities and Foreign Currency
  Transactions                                21,636,743             32,601,700
================================================================================
NET ASSETS AT VALUE, Applicable to
  Shares Outstanding                     $   251,511,683        $   752,113,843
================================================================================
NET ASSETS AT VALUE:
  Investor Class                         $   231,023,351        $   734,439,759
================================================================================
  Class A                                $     9,130,699        $     5,310,648
================================================================================
  Class B                                $     1,501,954        $       989,629
================================================================================
  Class C                                $     9,566,346        $    10,026,026
================================================================================
  Class K                                $       289,333        $     1,347,781
================================================================================

STATEMENT OF ASSETS AND LIABILITIES
  (CONTINUED)
INVESCO SECTOR FUNDS, INC.
MARCH 31, 2003

                                                                      FINANCIAL
                                                  ENERGY               SERVICES
                                                    FUND                   FUND
                                              (CONTINUED)            (CONTINUED)
--------------------------------------------------------------------------------
Shares Outstanding
  Investor Class                              13,745,599             33,736,622
  Class A                                        542,002                244,946
  Class B                                         89,871                 45,528
  Class C                                        581,459                469,023
  Class K                                         18,602                 63,360
================================================================================
NET ASSET VALUE PER SHARE:
  Investor Class, Offering and
    Redemption Price per Share           $         16.81        $         21.77
  Class A
    Redemption Price per Share           $         16.85        $         21.68
    Offering Price per Share (Maximum
      sales charge of 5.50%)             $         17.83        $         22.94
  Class B, Offering and Redemption
    Price per Share                      $         16.71        $         21.74
  Class C, Offering and Redemption
    Price per Share                      $         16.45        $         21.38
  Class K, Offering and Redemption
    Price per Share                      $         15.55        $         21.27
================================================================================

(a) Investment securities at cost and value at March 31, 2003 include repurchase agreements of $360,000 and $533,000 for Energy and Financial Services Funds, respectively.
(b) Investment securities at cost and value at March 31, 2003 include $4,005,265 of securities loaned for Energy Fund (Note 5).
(c) The INVESCO Sector Funds, Inc. have 6.5 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 500 million have been allocated to Energy Fund and 700 million to Financial Services Fund: 100 million to each Class of Energy Fund, 300 million to Financial Services Fund
    - Investor Class and 100 million to each additional Class of Financial Services Fund.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
  (CONTINUED)
INVESCO SECTOR FUNDS, INC.
MARCH 31, 2003

                                                  GOLD &                 HEALTH
                                                PRECIOUS               SCIENCES
                                             METALS FUND                   FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)(b)(c)                       $   101,099,059        $   859,232,047
================================================================================
  At Value(a)(b)(c)                      $   116,517,964        $   990,684,158
Cash                                             245,147                 19,111
Receivables:
  Fund Shares Sold                             3,240,837              3,397,774
  Dividends and Interest                          25,635              1,197,618
Prepaid Expenses and Other Assets                 39,495                 92,854
================================================================================
TOTAL ASSETS                                 120,069,078            995,391,515
================================================================================
LIABILITIES
Payables:
  Investment Securities Purchased              3,848,188                      0
  Fund Shares Repurchased                        157,417              3,914,950
  Securities Loaned                           11,344,418             24,193,400
Depreciation on Forward Foreign
  Currency Contracts                               1,612                      0
Accrued Distribution Expenses
  Investor Class                                  19,287                185,484
  Class A                                            422                    577
  Class B                                          1,738                    467
  Class C                                          2,309                  5,182
  Class K                                             --                    737
Accrued Expenses and Other Payables               17,237                137,552
================================================================================
TOTAL LIABILITIES                             15,392,628             28,438,349
================================================================================
NET ASSETS AT VALUE                      $   104,676,450        $   966,953,166
================================================================================
NET ASSETS
Paid-in Capital(d)                       $   281,090,573        $ 1,200,414,039
Accumulated Undistributed Net Investment
  Loss                                          (140,069)              (158,098)
Accumulated Undistributed Net Realized
  Loss on Investment Securities and
  Foreign Currency Transactions             (191,693,016)          (364,758,358)
Net Appreciation of Investment
  Securities and Foreign Currency
  Transactions                                15,418,962            131,455,583
================================================================================
NET ASSETS AT VALUE, Applicable to
  Shares Outstanding                     $   104,676,450        $   966,953,166
================================================================================
NET ASSETS AT VALUE:
  Investor Class                         $    98,387,540        $   954,764,627
================================================================================
  Class A                                $     1,514,115        $     3,731,315
================================================================================
  Class B                                $     2,315,329        $       620,876
================================================================================
  Class C                                $     2,459,466        $     5,846,096
================================================================================
  Class K                                             --        $     1,990,252
================================================================================

STATEMENT OF ASSETS AND LIABILITIES
  (CONTINUED)
INVESCO SECTOR FUNDS, INC.
MARCH 31, 2003

                                                  GOLD &                 HEALTH
                                                PRECIOUS               SCIENCES
                                             METALS FUND                   FUND
                                              (CONTINUED)            (CONTINUED)
--------------------------------------------------------------------------------
Shares Outstanding
  Investor Class                              41,060,996             24,782,519
  Class A                                        633,436                 96,766
  Class B                                        968,914                 16,194
  Class C                                        976,679                156,852
  Class K                                             --                 52,636
================================================================================
NET ASSET VALUE PER SHARE:
  Investor Class, Offering and
    Redemption Price per Share           $          2.40        $         38.53
  Class A
    Redemption Price per Share           $          2.39        $         38.56
    Offering Price per Share (Maximum
      sales charge of 5.50%)             $          2.53        $         40.80
  Class B, Offering and Redemption
    Price per Share                      $          2.39        $         38.34
  Class C, Offering and Redemption
    Price per Share                      $          2.52        $         37.27
  Class K, Offering and Redemption
    Price per Share                                   --        $         37.81
================================================================================

(a) Investment securities at cost and value at March 31, 2003 include repurchase agreements of $8,531,000 and $4,424,000 for Gold & Precious Metals and Health Sciences Funds, respectively.
(b) Investment securities at March 31, 2003 includes gold bullion cost of $4,266,114 and value of $5,051,577 for Gold & Precious Metals Fund.
(c) Investment securities at cost and value at March 31, 2003 include $10,736,161 and $23,272,794 of securities loaned for Gold & Precious Metals and Health Sciences Funds, respectively (Note 5).
(d) The INVESCO Sector Funds, Inc. have 6.5 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 800 million have been allocated to Gold & Precious Metals Fund and 500 million to Health Sciences
    Fund: 200 million to each Class of Gold & Precious Metals Fund and 100 million to each Class of Health Sciences Fund.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
  (CONTINUED)
INVESCO SECTOR FUNDS, INC.
MARCH 31, 2003

                                                                    REAL ESTATE
                                                 LEISURE            OPPORTUNITY
                                                    FUND                   FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)(b)                          $   614,043,731        $    23,345,776
================================================================================
  At Value(a)(b)                         $   669,087,930        $    24,042,858
Cash                                               1,239                  1,861
Foreign Currency (Cost $6,207 and $0,
  respectively)                                    6,335                      0
Receivables:
  Investment Securities Sold                   2,468,771                106,648
  Fund Shares Sold                               707,448                 63,369
  Dividends and Interest                         508,967                127,465
  Foreign Tax Reclaims                            55,957                      0
Prepaid Expenses and Other Assets                 62,468                 21,265
================================================================================
TOTAL ASSETS                                 672,899,115             24,363,466
================================================================================
LIABILITIES
Payables:
  Distributions to Shareholders                        0                  6,503
  Investment Securities Purchased                672,936                      0
  Fund Shares Repurchased                      1,530,885                653,847
  Securities Loaned                           13,706,737                      0
Accrued Distribution Expenses
  Investor Class                                 105,106                  4,158
  Class A                                          7,193                    661
  Class B                                          6,290                    101
  Class C                                         14,074                    556
  Class K                                         23,460                     --
Accrued Expenses and Other Payables               48,705                  4,529
================================================================================
TOTAL LIABILITIES                             16,115,386                670,355
================================================================================
NET ASSETS AT VALUE                      $   656,783,729        $    23,693,111
================================================================================
NET ASSETS
Paid-in Capital(c)                       $   677,098,635        $    31,772,926
Accumulated Undistributed Net
  Investment Income (Loss)                       (48,343)                 9,823
Accumulated Undistributed Net Realized
  Loss on Investment Securities and
  Foreign Currency Transactions              (75,317,281)            (8,786,720)
Net Appreciation of Investment
  Securities and Foreign Currency
  Transactions                                55,050,718                697,082
================================================================================
NET ASSETS AT VALUE, Applicable to
  Shares Outstanding                     $   656,783,729        $    23,693,111
================================================================================
NET ASSETS AT VALUE:
  Investor Class                         $   536,108,142        $    20,313,257
================================================================================
  Class A                                $    27,174,768        $     2,408,721
================================================================================
  Class B                                $     8,268,127        $       133,437
================================================================================
  Class C                                $    17,767,841        $       837,696
================================================================================
  Class K                                $    67,464,851                     --
================================================================================

STATEMENT OF ASSETS AND LIABILITIES
  (CONTINUED)
INVESCO SECTOR FUNDS, INC.
MARCH 31, 2003

                                                                    REAL ESTATE
                                                 LEISURE            OPPORTUNITY
                                                    FUND                   FUND
--------------------------------------------------------------------------------
Shares Outstanding
  Investor Class                              17,391,376              2,697,435
  Class A                                        880,146                323,961
  Class B                                        269,777                 17,990
  Class C                                        592,268                108,422
  Class K                                      2,194,824                     --
================================================================================
NET ASSET VALUE PER SHARE:
  Investor Class, Offering and
    Redemption Price per Share           $         30.83        $          7.53
  Class A
    Redemption Price per Share           $         30.88        $          7.44
    Offering Price per Share (Maximum
      sales charge of 5.50%)             $         32.68        $          7.87
  Class B, Offering and Redemption
    Price per Share                      $         30.65        $          7.42
  Class C, Offering and Redemption
    Price per Share                      $         30.00        $          7.73
  Class K, Offering and Redemption
    Price per Share                      $         30.74                     --
================================================================================

(a) Investment securities at cost and value at March 31, 2003 include repurchase agreements of $5,814,000 and $1,485,000 for Leisure and Real Estate Opportunity Funds, respectively.
(b) Investment securities at cost and value at March 31, 2003 include $13,094,173 of securities loaned for Leisure Fund (Note 5).
(c) The INVESCO Sector Funds, Inc. have 6.5 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 500 million have been allocated to Leisure Fund and 400 million to Real Estate Opportunity Fund:
    100 million to each Class.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
  (CONTINUED)
INVESCO SECTOR FUNDS, INC.
MARCH 31, 2003

                                              TECHNOLOGY     TELECOMMUNICATIONS
                                                    FUND                   FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)(b)                          $ 1,873,905,377        $   318,052,624
================================================================================
  At Value(a)(b)                         $ 1,596,575,695        $   297,331,553
Cash                                               6,204                  6,580
Receivables:
  Investment Securities Sold                  54,863,674              1,457,710
  Fund Shares Sold                             5,018,934                137,164
  Dividends and Interest                         525,375                397,037
Prepaid Expenses and Other Assets                160,176                104,556
================================================================================
TOTAL ASSETS                               1,657,150,058            299,434,600
================================================================================
LIABILITIES
Options Written at Value (Premiums
  Received $928,509 and $297,659,
  respectively)                                  114,433                230,428
Payables:
  Investment Securities Purchased             20,722,456              1,953,643
  Fund Shares Repurchased                      8,425,828                562,373
  Securities Loaned                           33,984,450             18,406,718
Accrued Distribution Expenses
  Investor Class                                 174,578                 55,275
  Class A                                          1,194                    110
  Class B                                            423                     12
  Class C                                          4,925                  2,258
  Class K                                          8,100                    248
Accrued Expenses and Other Payables              237,733                 80,907
================================================================================
TOTAL LIABILITIES                             63,674,120             21,291,972
================================================================================
NET ASSETS AT VALUE                      $ 1,593,475,938        $   278,142,628
================================================================================
NET ASSETS
Paid-in Capital(c)                       $ 6,042,626,245        $ 1,955,452,313
Accumulated Undistributed Net
  Investment Loss                               (232,309)               (66,378)
Accumulated Undistributed Net Realized
  Loss on Investment Securities,
  Foreign Currency Transactions and
  Option Contracts                        (4,172,402,393)        (1,656,590,047)
Net Depreciation of Investment
  Securities, Foreign Currency
  Transactions and Option Contracts         (276,515,605)           (20,653,260)
================================================================================
NET ASSETS AT VALUE, Applicable to
  Shares Outstanding                     $ 1,593,475,938        $   278,142,628
================================================================================
NET ASSETS AT VALUE:
  Institutional Class                    $   707,040,240                     --
================================================================================
  Investor Class                         $   853,529,554        $   274,946,793
================================================================================
  Class A                                $     4,459,686        $       325,550
================================================================================
  Class B                                $       531,767        $        15,865
================================================================================
  Class C                                $     5,758,958        $     2,188,211
================================================================================
  Class K                                $    22,155,733        $       666,209
================================================================================

STATEMENT OF ASSETS AND LIABILITIES
  (CONTINUED)
INVESCO SECTOR FUNDS, INC.
MARCH 31, 2003

                                              TECHNOLOGY     TELECOMMUNICATIONS
                                                    FUND                   FUND
                                              (CONTINUED)            (CONTINUED)
--------------------------------------------------------------------------------
Shares Outstanding
  Institutional Class                         40,770,656                     --
  Investor Class                              50,510,923             34,558,571
  Class A                                        262,641                 41,098
  Class B                                         31,586                  2,011
  Class C                                        351,409                283,394
  Class K                                      1,320,710                 84,345
================================================================================
NET ASSET VALUE PER SHARE:
  Institutional Class, Offering and
    Redemption Price per Share           $         17.34                     --
  Investor Class, Offering and
    Redemption Price per Share           $         16.90        $          7.96
  Class A
    Redemption Price per Share           $         16.98        $          7.92
    Offering Price per Share (Maximum
      sales charge of 5.50%)             $         17.97        $          8.38
  Class B, Offering and Redemption
    Price per Share                      $         16.84        $          7.89
  Class C, Offering and Redemption
    Price per Share                      $         16.39        $          7.72
  Class K, Offering and Redemption
    Price per Share                      $         16.78        $          7.90
================================================================================

(a) Investment securities at cost and value at March 31, 2003 include repurchase agreements of $1,910,000 and $571,000 for the Technology and Telecommunications Funds, respectively.
(b) Investment securities at cost and value at March 31, 2003 include $31,829,843 and $17,205,652 of securities loaned for Technology and Telecommunications Funds, respectively (Note 5).
(c) The INVESCO Sector Funds, Inc. have 6.5 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 1 billion have been allocated to Technology Fund and 1.1 billion to Telecommunications Fund: 300 million to Technology Fund - Institutional Class and Investor Class, 100 million to each additional Class of Technology Fund, 300 million to Telecommunications Fund - Investor Class and 200 million to each additional Class of Telecommunications Fund.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
  (CONTINUED)
INVESCO SECTOR FUNDS, INC.
MARCH 31, 2003

                                                                      UTILITIES
                                                                           FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost                                                       $    73,529,285
================================================================================
  At Value                                                      $    71,699,641
Receivables:
  Investment Securities Sold                                            151,526
  Fund Shares Sold                                                       22,796
  Dividends and Interest                                                113,246
Loans to Affiliated Fund (Note 6)                                     2,200,000
Prepaid Expenses and Other Assets                                        38,582
================================================================================
TOTAL ASSETS                                                         74,225,791
================================================================================
LIABILITIES
Payables:
  Custodian                                                               8,843
  Distributions to Shareholders                                          23,888
  Fund Shares Repurchased                                               103,481
Accrued Distribution Expenses
  Investor Class                                                         14,474
  Class A                                                                   121
  Class B                                                                   157
  Class C                                                                   546
Accrued Expenses and Other Payables                                      16,190
================================================================================
TOTAL LIABILITIES                                                       167,700
================================================================================
NET ASSETS AT VALUE                                             $    74,058,091
================================================================================
NET ASSETS
Paid-in Capital(a)                                              $   116,412,319
Accumulated Undistributed Net Investment Loss                           (43,913)
Accumulated Undistributed Net Realized Loss on
  Investment Securities                                             (40,480,671)
Net Depreciation of Investment Securities                            (1,829,644)
================================================================================
NET ASSETS AT VALUE, Applicable to Shares Outstanding           $    74,058,091
================================================================================
NET ASSETS AT VALUE:
  Investor Class                                                $    72,749,091
================================================================================
  Class A                                                       $       449,557
================================================================================
  Class B                                                       $       192,632
================================================================================
  Class C                                                       $       666,811
================================================================================

STATEMENT OF ASSETS AND LIABILITIES
  (CONTINUED)
INVESCO SECTOR FUNDS, INC.
MARCH 31, 2003

                                                                      UTILITIES
                                                                           FUND
                                                                     (CONTINUED)
--------------------------------------------------------------------------------
Shares Outstanding
  Investor Class                                                      8,881,314
  Class A                                                                55,310
  Class B                                                                23,629
  Class C                                                                81,169
================================================================================
NET ASSET VALUE PER SHARE:
  Investor Class, Offering and Redemption Price per Share       $          8.19
  Class A
   Redemption Price per Share                                   $          8.13
   Offering Price per Share (Maximum sales charge of 5.50%)     $          8.60
  Class B, Offering and Redemption Price per Share              $          8.15
  Class C, Offering and Redemption Price per Share              $          8.22
================================================================================

(a) The INVESCO Sector Funds, Inc. have 6.5 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 400 million have been allocated to Utilities Fund: 100 million to each Class.

See Notes to Financial Statements

STATEMENT OF OPERATIONS
INVESCO SECTOR FUNDS, INC.
YEAR ENDED MARCH 31, 2003

                                                                      FINANCIAL
                                                  ENERGY               SERVICES
                                                    FUND                   FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                               $      3,070,714        $    15,953,262
Dividends from Affiliated Investment
  Companies                                        1,432                 13,560
Interest                                         179,899                683,454
Securities Loaned Income                          22,711                      0
  Foreign Taxes Withheld                         (64,984)               (14,787)
================================================================================
  TOTAL INCOME                                 3,209,772             16,635,489
================================================================================
EXPENSES
Investment Advisory Fees                       2,180,691              6,240,794
Distribution Expenses                            816,474              2,466,453
Transfer Agent Fees                            1,421,179              3,286,277
Administrative Services Fees                     141,109                434,701
Custodian Fees and Expenses                       63,123                154,671
Directors' Fees and Expenses                      28,463                 75,053
Interest Expenses                                  2,770                  6,158
Professional Fees and Expenses                    40,362                 70,249
Registration Fees and Expenses
  Investor Class                                  56,121                 68,158
  Class A                                             33                     14
  Class B                                              8                      6
  Class C                                            716                    700
  Class K                                          1,471                  1,471
Reports to Shareholders                          231,087                505,772
Other Expenses                                    17,972                 51,659
================================================================================
  TOTAL EXPENSES                               5,001,579             13,362,136
  Fees and Expenses Absorbed/Reimbursed
    by Investment Adviser                        (25,187)                (9,970)
  Fees and Expenses Paid Indirectly              (39,730)              (120,799)
================================================================================
    NET EXPENSES                               4,936,662             13,231,367
================================================================================
NET INVESTMENT INCOME (LOSS)                  (1,726,890)             3,404,122
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
  Investment Securities                      (15,930,670)           (63,593,616)
  Foreign Currency Transactions                    4,369              2,771,359
================================================================================
    Total Net Realized Loss                  (15,926,301)           (60,822,257)
================================================================================
Change in Net Appreciation/Depreciation of:
  Investment Securities                      (32,597,193)          (200,871,286)
  Foreign Currency Transactions                        0                578,729
================================================================================
    Total Change in Net Appreciation/
      Depreciation                           (32,597,193)          (200,292,557)
================================================================================
NET LOSS ON INVESTMENT SECURITIES
  AND FOREIGN CURRENCY TRANSACTIONS          (48,523,494)          (261,114,814)
================================================================================
NET DECREASE IN NET ASSETS FROM
  OPERATIONS                             $   (50,250,384)       $  (257,710,692)
================================================================================

See Notes to Financial Statements

INVESCO SECTOR FUNDS, INC.
YEAR ENDED MARCH 31, 2003

                                                  GOLD &                 HEALTH
                                                PRECIOUS               SCIENCES
                                             METALS FUND                   FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                               $      1,130,458        $     7,642,641
Dividends from Affiliated Investment
  Companies                                          193                      0
Interest                                          65,789              1,057,768
Securities Loaned Income                          81,867                 23,360
  Foreign Taxes Withheld                         (51,397)              (211,719)
================================================================================
  TOTAL INCOME                                 1,226,910              8,512,050
================================================================================
EXPENSES
Investment Advisory Fees                         872,426              7,301,319
Distribution Expenses                            317,235              2,912,258
Transfer Agent Fees                              663,698              4,499,468
Administrative Services Fees                      62,346                521,471
Custodian Fees and Expenses                       74,783                193,304
Directors' Fees and Expenses                      15,272                 93,700
Interest Expenses                                  3,928                 55,920
Professional Fees and Expenses                    30,114                 88,461
Registration Fees and Expenses
  Investor Class                                  28,521                 81,710
  Class A                                             26                     57
  Class B                                             16                      9
  Class C                                            709                    757
  Class K                                             --                  1,490
Reports to Shareholders                          127,695                744,825
Other Expenses                                    12,739                 54,025
================================================================================
  TOTAL EXPENSES                               2,209,508             16,548,774
  Fees and Expenses Absorbed/Reimbursed
    by Investment Adviser                           (431)               (46,227)
  Fees and Expenses Paid Indirectly              (35,642)              (149,727)
================================================================================
    NET EXPENSES                               2,173,435             16,352,820
================================================================================
NET INVESTMENT LOSS                             (946,525)            (7,840,770)
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
  Investment Securities                       13,253,503           (174,505,515)
  Foreign Currency Transactions                 (378,438)             2,888,105
================================================================================
    Total Net Realized Gain (Loss)            12,875,065           (171,617,410)
================================================================================
Change in Net Appreciation/Depreciation of:
  Investment Securities                      (13,851,974)           (86,875,175)
  Foreign Currency Transactions                3,527,175               (302,242)
================================================================================
    Total Change in Net Appreciation/
      Depreciation                           (10,324,799)           (87,177,417)
================================================================================
NET GAIN (LOSS) ON INVESTMENT SECURITIES
  AND FOREIGN CURRENCY TRANSACTIONS            2,550,266           (258,794,827)
================================================================================
NET INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                        $     1,603,741        $  (266,635,597)
================================================================================

See Notes to Financial Statements

INVESCO SECTOR FUNDS, INC.
YEAR ENDED MARCH 31, 2003

                                                                    REAL ESTATE
                                                 LEISURE            OPPORTUNITY
                                                    FUND                   FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                $     5,639,202        $     1,403,338
Dividends from Affiliated Investment
  Companies                                       13,503                      0
Interest                                         377,555                 22,419
Securities Loaned Income                         126,700                      0
  Foreign Taxes Withheld                        (242,648)                     0
================================================================================
  TOTAL INCOME                                 5,914,312              1,425,757
================================================================================
EXPENSES
Investment Advisory Fees                       5,033,513                192,643
Distribution Expenses                          2,130,359                 72,018
Transfer Agent Fees                            3,196,058                214,102
Administrative Services Fees                     337,249                 21,559
Custodian Fees and Expenses                      219,159                  9,627
Directors' Fees and Expenses                      53,937                  9,823
Interest Expenses                                     60                    122
Professional Fees and Expenses                    59,213                 29,278
Registration Fees and Expenses
  Investor Class                                  61,914                 14,355
  Class A                                             31                     40
  Class B                                             13                     12
  Class C                                            694                    710
  Class K                                          1,175                    --
Reports to Shareholders                          384,113                 58,243
Other Expenses                                    39,395                  4,429
================================================================================
  TOTAL EXPENSES                              11,516,883                626,961
  Fees and Expenses Absorbed/Reimbursed
    by Investment Adviser                       (213,960)              (207,889)
  Fees and Expenses Paid Indirectly                 (808)                  (730)
================================================================================
    NET EXPENSES                              11,302,115                418,342
================================================================================
NET INVESTMENT INCOME (LOSS)                  (5,387,803)             1,007,415
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
  Investment Securities                      (64,777,824)                33,309
  Foreign Currency Transactions                  947,408                      0
================================================================================
    Total Net Realized Gain (Loss)           (63,830,416)                33,309
================================================================================
Change in Net Appreciation/Depreciation of:
  Investment Securities                     (139,569,928)            (2,096,036)
  Foreign Currency Transactions               20,986,955                      0
================================================================================
    Total Change in Net Appreciation/
      Depreciation                          (118,582,973)            (2,096,036)
================================================================================
NET LOSS ON INVESTMENT SECURITIES
  AND FOREIGN CURRENCY TRANSACTIONS         (182,413,389)            (2,062,727)
================================================================================
NET DECREASE IN NET ASSETS
  FROM OPERATIONS                        $  (187,801,192)       $    (1,055,312)
================================================================================

See Notes to Financial Statements

INVESCO SECTOR FUNDS, INC.
YEAR ENDED MARCH 31, 2003

                                              TECHNOLOGY     TELECOMMUNICATIONS
                                                    FUND                   FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                $     3,714,705        $     3,913,369
Dividends from Affiliated Investment
  Companies                                            0                 40,672
Interest                                       2,433,548                714,980
Securities Loaned Income                         188,766                205,579
  Foreign Taxes Withheld                        (212,626)              (241,485)
================================================================================
  TOTAL INCOME                                 6,124,393              4,633,115
================================================================================
EXPENSES
Investment Advisory Fees                      11,673,473              2,309,149
Distribution Expenses                          2,900,084                915,538
Transfer Agent Fees                           10,338,284              5,386,698
Administrative Services Fees                     892,715                170,044
Custodian Fees and Expenses                      294,267                123,339
Directors' Fees and Expenses                     133,696                 31,221
Interest Expenses                                  8,418                  2,969
Professional Fees and Expenses                   134,083                 55,220
Registration Fees and Expenses
  Institutional                                   22,779                     --
  Investor Class                                 185,595                114,342
  Class A                                              7                     15
  Class B                                              4                      5
  Class C                                            677                    716
  Class K                                          1,452                  1,472
Reports to Shareholders                        1,017,230                779,158
Other Expenses                                    92,971                 26,364
================================================================================
  TOTAL EXPENSES                              27,695,735              9,916,250
  Fees and Expenses Absorbed/Reimbursed
    by Investment Adviser                       (233,001)            (3,453,759)
  Fees and Expenses Paid Indirectly               (2,015)               (74,314)
================================================================================
    NET EXPENSES                              27,460,719              6,388,177
================================================================================
NET INVESTMENT LOSS                          (21,336,326)            (1,755,062)
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
  Investment Securities                   (1,341,077,063)          (397,915,271)
  Foreign Currency Transactions                   (1,037)              (120,611)
  Option Contracts                            20,689,078                314,778
================================================================================
    Total Net Realized Loss               (1,320,389,022)          (397,721,104)
================================================================================
Change in Net Appreciation/Depreciation of:
  Investment Securities                      (32,763,181)           204,480,051
  Foreign Currency Transactions                        0              5,240,216
  Option Contracts                            (4,996,760)              (114,268)
================================================================================
    Total Change in Net Appreciation/
      Depreciation                           (37,759,941)           209,605,999
================================================================================
NET LOSS ON INVESTMENT SECURITIES,
  FOREIGN CURRENCY TRANSACTIONS AND
  OPTION CONTRACTS                        (1,358,148,963)          (188,115,105)
================================================================================
NET DECREASE IN NET ASSETS
  FROM OPERATIONS                        $(1,379,485,289)       $  (189,870,167)
================================================================================

See Notes to Financial Statements

INVESCO SECTOR FUNDS, INC.
YEAR ENDED MARCH 31, 2003

                                                                      UTILITIES
                                                                           FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                       $     3,192,572
Interest                                                                295,851
Securities Loaned Income                                                  1,380
  Foreign Taxes Withheld                                                 (4,252)
================================================================================
  TOTAL INCOME                                                        3,485,551
================================================================================
EXPENSES
Investment Advisory Fees                                                666,839
Distribution Expenses                                                   230,974
Transfer Agent Fees                                                     560,954
Administrative Services Fees                                             50,010
Custodian Fees and Expenses                                              16,960
Directors' Fees and Expenses                                             14,978
Interest Expenses                                                           266
Professional Fees and Expenses                                           28,014
Registration Fees and Expenses
  Investor Class                                                         21,891
  Class A                                                                    12
  Class B                                                                     9
  Class C                                                                   703
Reports to Shareholders                                                 104,971
Other Expenses                                                            7,734
================================================================================
  TOTAL EXPENSES                                                      1,704,315
  Fees and Expenses Absorbed/Reimbursed by Investment Adviser          (543,805)
  Fees and Expenses Paid Indirectly                                        (316)
================================================================================
    NET EXPENSES                                                      1,160,194
================================================================================
NET INVESTMENT INCOME                                                 2,325,357
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENT SECURITIES
Net Realized Loss on Investment Securities                          (13,056,963)
Change in Net Appreciation/Depreciation of Investment
  Securities                                                        (13,674,867)
================================================================================
NET LOSS ON INVESTMENT SECURITIES                                   (26,731,830)
================================================================================
NET DECREASE IN NET ASSETS FROM OPERATIONS                      $   (24,406,473)
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
ENERGY FUND

                                                        YEAR ENDED MARCH 31
--------------------------------------------------------------------------------
                                                    2003                   2002

OPERATIONS
Net Investment Loss                      $    (1,726,890)       $    (1,466,773)
Net Realized Loss                            (15,926,301)           (44,619,544)
Change in Net Appreciation/Depreciation      (32,597,193)             5,832,460
================================================================================
NET DECREASE IN NET
  ASSETS FROM OPERATIONS                     (50,250,384)           (40,253,857)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Investor Class                             218,874,059            644,971,752
  Class A                                     19,736,581                     --
  Class B                                      1,571,590                     --
  Class C                                     16,754,905             20,669,161
  Class K                                        343,185                 35,899
================================================================================
                                             257,280,320            665,676,812
Amounts Paid for Repurchases of Shares
  Investor Class                            (298,479,641)          (692,833,382)
  Class A                                     (9,898,155)                    --
  Class B                                        (50,708)                    --
  Class C                                    (17,803,340)           (16,337,642)
  Class K                                        (85,824)                (2,743)
================================================================================
                                            (326,317,668)          (709,173,767)
NET DECREASE IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS               (69,037,348)           (43,496,955)
================================================================================
TOTAL DECREASE IN NET ASSETS                (119,287,732)           (83,750,812)
NET ASSETS
Beginning of Period                          370,799,415            454,550,227
================================================================================
End of Period (Including Accumulated
  Undistributed Net Investment Loss of
  ($28,917) and ($23,683), respectively) $   251,511,683        $   370,799,415
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
  (CONTINUED)
FINANCIAL SERVICES FUND

                                                        YEAR ENDED MARCH 31
--------------------------------------------------------------------------------
                                                    2003                   2002

OPERATIONS
Net Investment Income                    $     3,404,122        $     3,116,228
Net Realized Gain (Loss)                     (60,822,257)            17,633,179
Change in Net Appreciation/Depreciation     (200,292,557)            15,800,834
================================================================================
NET INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                    (257,710,692)            36,550,241
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Investor Class                                (4,532,916)           (74,131,190)
Class A                                          (54,866)                    --
Class B                                           (6,424)                    --
Class C                                          (18,276)              (769,067)
Class K                                           (9,840)               (74,131)
================================================================================
TOTAL DISTRIBUTIONS                           (4,622,322)           (74,974,388)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Investor Class                           2,282,256,437          1,480,559,448
  Class A                                      8,745,135                     --
  Class B                                      1,184,600                     --
  Class C                                     19,297,579             27,338,396
  Class K                                        964,477              1,778,835
Reinvestment of Distributions
  Investor Class                               4,373,500             70,771,361
  Class A                                         46,662                     --
  Class B                                          5,986                     --
  Class C                                         15,533                715,041
  Class K                                          9,812                 74,046
================================================================================
                                           2,316,899,721          1,581,237,127
Amounts Paid for Repurchases of Shares
  Investor Class                          (2,529,161,658)        (1,647,802,644)
  Class A                                     (2,632,329)                    --
  Class B                                        (49,759)                    --
  Class C                                    (22,397,274)           (22,844,846)
  Class K                                       (355,893)              (825,978)
================================================================================
                                          (2,554,596,913)        (1,671,473,468)
NET DECREASE IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS              (237,697,192)           (90,236,341)
================================================================================
TOTAL DECREASE IN NET ASSETS                (500,030,206)          (128,660,488)
NET ASSETS
Beginning of Period                        1,252,144,049          1,380,804,537
================================================================================
End of Period (Including Accumulated
  Undistributed Net Investment Loss
  of ($27,883) and ($108,164),
  respectively)                          $   752,113,843        $ 1,252,144,049
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
  (CONTINUED)
GOLD & PRECIOUS METALS FUND

                                                        YEAR ENDED MARCH 31
--------------------------------------------------------------------------------
                                                    2003                   2002

OPERATIONS
Net Investment Loss                      $      (946,525)       $      (618,754)
Net Realized Gain (Loss)                      12,875,065               (561,100)
Change in Net Appreciation/Depreciation      (10,324,799)            38,665,964
================================================================================
NET INCREASE IN NET
  ASSETS FROM OPERATIONS                       1,603,741             37,486,110
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Investor Class                             288,729,638            250,552,619
  Class A                                      8,742,700                     --
  Class B                                      2,670,343                     --
  Class C                                     20,351,688              3,043,172
================================================================================
                                             320,494,369            253,595,791
Amounts Paid for Repurchases of Shares
  Investor Class                            (297,679,646)          (247,531,594)
  Class A                                     (6,894,638)                    --
  Class B                                       (228,708)                    --
  Class C                                    (17,964,744)            (2,690,754)
================================================================================
                                            (322,767,736)          (250,222,348)
NET INCREASE (DECREASE) IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                (2,273,367)             3,373,443
================================================================================
TOTAL INCREASE (DECREASE) IN NET ASSETS         (669,626)            40,859,553
NET ASSETS
Beginning of Period                          105,346,076             64,486,523
================================================================================
End of Period (Including Accumulated
  Undistributed Net Investment Loss
  of ($140,069) and ($789,954),
  respectively)                          $   104,676,450        $   105,346,076
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
  (CONTINUED)
HEALTH SCIENCES FUND

                                                        YEAR ENDED MARCH 31
--------------------------------------------------------------------------------
                                                    2003                   2002

OPERATIONS
Net Investment Loss                      $    (7,840,770)       $   (12,583,295)
Net Realized Loss                           (171,617,410)          (148,326,289)
Change in Net Appreciation/Depreciation      (87,177,417)           226,759,441
================================================================================
NET INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                    (266,635,597)            65,849,857
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Investor Class                                         0               (583,793)
Class C                                                0                 (8,161)
Class K                                                0                 (1,034)
================================================================================
TOTAL DISTRIBUTIONS                                    0               (592,988)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Investor Class                           3,275,394,183          2,819,831,341
  Class A                                     11,568,902                     --
  Class B                                        709,368                     --
  Class C                                     86,806,161            444,052,177
  Class K                                      1,290,276              3,560,641
Reinvestment of Distributions
  Investor Class                                       0                569,872
  Class C                                              0                  7,780
  Class K                                              0                  1,034
================================================================================
                                           3,375,768,890          3,268,022,845
Amounts Paid for Repurchases of Shares
  Investor Class                          (3,532,369,079)        (2,989,733,603)
  Class A                                     (7,580,049)                    --
  Class B                                        (38,094)                    --
  Class C                                    (94,578,217)          (440,088,546)
  Class K                                     (1,224,074)              (994,361)
================================================================================
                                          (3,635,789,513)        (3,430,816,510)
NET DECREASE IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS              (260,020,623)          (162,793,665)
================================================================================
TOTAL DECREASE IN NET ASSETS                (526,656,220)           (97,536,796)
NET ASSETS
Beginning of Period                        1,493,609,386          1,591,146,182
================================================================================
End of Period (Including Accumulated
  Undistributed Net Investment Loss
  of ($158,098) and ($124,891),
  respectively)                          $   966,953,166        $ 1,493,609,386
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
  (CONTINUED)
LEISURE FUND

                                                        YEAR ENDED MARCH 31
--------------------------------------------------------------------------------
                                                    2003                   2002
                                                                        (Note 1)
OPERATIONS
Net Investment Loss                      $    (5,387,803)       $    (4,636,576)
Net Realized Loss                            (63,830,416)           (11,436,792)
Change in Net Appreciation/Depreciation     (118,582,973)            43,733,217
================================================================================
NET INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                    (187,801,192)            27,659,849
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Investor Class                                         0             (6,606,439)
Class C                                                0                (83,069)
================================================================================
TOTAL DISTRIBUTIONS                                    0             (6,689,508)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Investor Class                             207,349,184            729,179,032
  Class A                                     37,428,048                     --
  Class B                                      9,606,745                     --
  Class C                                     42,717,603             54,801,929
  Class K                                     37,654,639             59,960,773
Reinvestment of Distributions
  Investor Class                                       0              6,410,599
  Class C                                              0                 79,560
================================================================================
                                             334,756,219            850,431,893
Amounts Paid for Repurchases of Shares
  Investor Class                            (306,714,154)          (561,176,279)
  Class A                                     (7,012,073)                    --
  Class B                                       (467,634)                    --
  Class C                                    (36,749,162)           (43,833,698)
  Class K                                    (17,226,143)            (1,210,408)
================================================================================
                                            (368,169,166)          (606,220,385)
NET INCREASE (DECREASE) IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS               (33,412,947)           244,211,508
================================================================================
TOTAL INCREASE (DECREASE) IN NET ASSETS     (221,214,139)           265,181,849
NET ASSETS
Beginning of Period                          877,997,868            612,816,019
================================================================================
End of Period (Including Accumulated
  Undistributed Net Investment Loss
  of ($48,343) and ($445,820),
  respectively)                          $   656,783,729        $   877,997,868
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
  (CONTINUED)
REAL ESTATE OPPORTUNITY FUND

                                                        YEAR ENDED MARCH 31
--------------------------------------------------------------------------------
                                                    2003                   2002

OPERATIONS
Net Investment Income                    $     1,007,415        $       959,897
Net Realized Gain (Loss)                          33,309             (1,776,058)
Change in Net Appreciation/Depreciation       (2,096,036)             3,077,128
================================================================================
NET INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                      (1,055,312)             2,260,967
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Investor Class                                  (869,479)              (883,840)
Class A                                          (66,360)                    --
Class B                                           (4,005)                    --
Class C                                          (17,981)               (19,583)
================================================================================
TOTAL DISTRIBUTIONS                             (957,825)              (903,423)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Investor Class                              40,930,071             65,554,193
  Class A                                      4,016,740                     --
  Class B                                        164,213                     --
  Class C                                      3,324,794              6,576,932
Reinvestment of Distributions
  Investor Class                                 812,836                847,345
  Class A                                         61,410                     --
  Class B                                          3,335                     --
  Class C                                         15,925                 17,365
================================================================================
                                              49,329,324             72,995,835
Amounts Paid for Repurchases of Shares
  Investor Class                             (39,958,634)           (75,885,547)
  Class A                                     (1,612,336)                    --
  Class B                                        (28,724)                    --
  Class C                                     (2,852,451)            (7,520,965)
================================================================================
                                             (44,452,145)           (83,406,512)
NET INCREASE (DECREASE) IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                 4,877,179            (10,410,677)
================================================================================
TOTAL INCREASE (DECREASE) IN NET ASSETS        2,864,042             (9,053,133)
NET ASSETS
Beginning of Period                           20,829,069             29,882,202
================================================================================
End of Period (Including Accumulated
  Undistributed Net Investment Income
  of $9,823 and $4,923, respectively)    $    23,693,111        $    20,829,069
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
  (CONTINUED)
TECHNOLOGY FUND

                                                        YEAR ENDED MARCH 31
--------------------------------------------------------------------------------
                                                    2003                   2002

OPERATIONS
Net Investment Loss                      $   (21,336,326)       $   (29,818,014)
Net Realized Loss                         (1,320,389,022)        (1,701,319,209)
Change in Net Appreciation/Depreciation      (37,759,941)         1,093,675,772
================================================================================
NET DECREASE IN NET ASSETS
  FROM OPERATIONS                         (1,379,485,289)          (637,461,451)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Institutional Class                        400,830,100          1,144,541,447
  Investor Class                           4,495,198,217          4,626,109,679
  Class A                                     39,607,123                     --
  Class B                                        784,386                     --
  Class C                                     16,773,376             98,155,680
  Class K                                     18,036,725             31,102,806
================================================================================
                                           4,971,229,927          5,899,909,612
Amounts Paid for Repurchases of Shares
  Institutional Class                       (460,489,454)          (884,671,106)
  Investor Class                          (4,742,030,065)        (4,604,480,513)
  Class A                                    (34,425,710)                    --
  Class B                                       (225,672)                    --
  Class C                                    (23,667,790)           (91,350,472)
  Class K                                     (9,475,180)            (4,487,304)
================================================================================
                                          (5,270,313,871)        (5,584,989,395)
NET INCREASE (DECREASE) IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS              (299,083,944)           314,920,217
================================================================================
TOTAL DECREASE IN NET ASSETS              (1,678,569,233)          (322,541,234)
NET ASSETS
Beginning of Period                        3,272,045,171          3,594,586,405
================================================================================
End of Period (Including Accumulated
  Undistributed Net Investment Loss
  of ($232,309) and ($771,569),
  respectively)                          $ 1,593,475,938        $ 3,272,045,171
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
  (CONTINUED)
TELECOMMUNICATIONS FUND

                                                        YEAR ENDED MARCH 31
--------------------------------------------------------------------------------
                                                    2003                   2002

OPERATIONS
Net Investment Loss                      $    (1,755,062)       $    (6,130,769)
Net Realized Loss                           (397,721,104)          (861,726,352)
Change in Net Appreciation/Depreciation      209,605,999            246,742,633
================================================================================
NET DECREASE IN NET ASSETS
  FROM OPERATIONS                           (189,870,167)          (621,114,488)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Investor Class                             921,394,710          2,027,191,892
  Class A                                      9,330,840                     --
  Class B                                         24,155                     --
  Class C                                     47,707,611            327,970,659
  Class K                                        632,772              1,234,228
================================================================================
                                             979,090,088          2,356,396,779
Amounts Paid for Repurchases of Shares
  Investor Class                          (1,033,252,143)        (2,325,417,357)
  Class A                                     (8,626,147)                    --
  Class B                                         (3,783)                    --
  Class C                                    (53,919,269)          (323,176,133)
  Class K                                       (500,459)              (104,957)
================================================================================
                                          (1,096,301,801)        (2,648,698,447)
NET DECREASE IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS              (117,211,713)          (292,301,668)
================================================================================
TOTAL DECREASE IN NET ASSETS                (307,081,880)          (913,416,156)
NET ASSETS
Beginning of Period                          585,224,508          1,498,640,664
================================================================================
End of Period (Including Accumulated
  Undistributed Net Investment Loss
  of ($66,378) and ($65,928),
  respectively)                          $   278,142,628        $   585,224,508
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
  (CONTINUED)
UTILITIES FUND

                                                        YEAR ENDED MARCH 31
--------------------------------------------------------------------------------
                                                    2003                   2002

OPERATIONS
Net Investment Income                    $     2,325,357        $     1,845,871
Net Realized Loss                            (13,056,963)           (22,801,292)
Change in Net Appreciation/Depreciation      (13,674,867)           (53,674,952)
================================================================================
NET DECREASE IN NET ASSETS
  FROM OPERATIONS                            (24,406,473)           (74,630,373)
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
  Investor Class                              (2,288,373)            (1,869,306)
  Class A                                        (16,410)                    --
  Class B                                         (4,725)                    --
  Class C                                         (9,547)                  (728)
================================================================================
TOTAL DISTRIBUTIONS                           (2,319,055)            (1,870,034)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Investor Class                             110,818,499            138,696,599
  Class A                                      2,519,233                     --
  Class B                                        263,926                     --
  Class C                                     11,010,192              8,575,353
Reinvestment of Distributions
  Investor Class                               2,165,716              1,774,320
  Class A                                         12,275                     --
  Class B                                          1,446                     --
  Class C                                          9,205                    718
================================================================================
                                             126,800,492            149,046,990
Amounts Paid for Repurchases of Shares
  Investor Class                            (138,522,409)          (173,267,204)
  Class A                                     (1,960,442)                    --
  Class B                                        (34,745)                    --
  Class C                                    (11,876,032)            (9,358,343)
================================================================================
                                            (152,393,628)          (182,625,547)
NET DECREASE IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS               (25,593,136)           (33,578,557)
================================================================================
TOTAL DECREASE IN NET ASSETS                 (52,318,664)          (110,078,964)
NET ASSETS
Beginning of Period                          126,376,755            236,455,719
================================================================================
End of Period (Including Accumulated
  Undistributed Net Investment Loss
  of ($43,913) and ($5,069),
  respectively)                          $    74,058,091        $   126,376,755
================================================================================

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

INVESCO SECTOR FUNDS, INC.

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Sector Funds, Inc. is incorporated in Maryland and presently consists of nine separate
Funds: Energy Fund, Financial Services Fund, Gold & Precious Metals Fund (formerly Gold Fund), Health Sciences Fund, Leisure Fund, Real Estate Opportunity Fund, Technology Fund, Telecommunications Fund and Utilities Fund (individually the "Fund" and collectively, the "Funds"). Effective July 31, 2002, Gold Fund's name changed to Gold & Precious Metals Fund. The investment objectives of the Funds are: to seek capital growth through investments in specific business sectors for Energy, Financial Services, Gold & Precious Metals, Health Sciences, Leisure and Technology Funds; to achieve capital growth and current income for Real Estate Opportunity, Telecommunications and Utilities Funds. INVESCO Sector Funds, Inc. is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company.

Effective April 1, 2002, the Funds began offering two additional classes of shares, referred to as Class A and Class B shares. Effective December 17, 2001, Leisure Fund began offering an additional class of shares, referred to as Class K shares. Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. Class A shares are sold with a front-end sales charge ranging from 5.50% to 2.00% of the offering price on purchases of less than $1,000,000. Class B shares and Class C shares are subject to a contingent deferred sales charge paid by the redeeming shareholder. Class B shares convert to Class A shares after eight years along with a pro rata portion of its reinvested dividends and distributions.

Effective April 1, 2002, the Investor Class shares are offered only to grandfathered investors who have established and maintained an account in any of the funds managed and distributed by INVESCO Funds Group, Inc. ("IFG") in Investor Class shares prior to April 1, 2002.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Domestic (U.S.) equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on the exchange (generally 4:00 p.m. Eastern time) where such securities are primarily traded. If last sales prices are not available, securities are valued at the closing bid price for the regular trading day as obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Foreign equity securities are valued at the closing price. The closing price is designated by the principal stock exchange in the country in which the securities are traded. In the event that closing prices are not available for foreign securities, a snapshot of prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

Gold bullion is valued at the close of the New York Stock Exchange and its valuation is obtained by a pricing service approved by the Fund's board of directors.

Option contracts are valued at the average of the closing bid and ask prices from the exchange with the highest trading volume on that particular day.

Debt securities are valued at evaluated bid prices as determined by a pricing service approved by the Fund's board of directors. If evaluated bid prices are not available, debt securities are valued by averaging the bid prices obtained from one or more dealers making a market for such securities.

Investments in shares of investment companies are valued at the net asset value of the respective fund as calculated each day.

If market quotations or pricing service valuations are not readily available, or events or circumstances that may affect the value of portfolio securities are identified between the closing of their principal markets and the time that the net asset value per share is determined, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors. Restricted and illiquid securities are valued in accordance with procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by securities issued by the U.S. Government, its agencies or instrumentalities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount or amortized premium, is recorded on the accrual basis. Discounts or premiums on debt securities purchased are amortized over the life of the respective security as adjustments to interest income. Cost is determined on the specific identification basis. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements. Income and expenses on foreign securities are translated into U.S. dollars at rates of exchange prevailing when accrued. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired. During the year ended March 31, 2003, Energy Fund was reimbursed for certain trading losses in the amount of $35,462.

Each Fund may invest in securities issued by other INVESCO investment companies that invest in short-term debt securities and seek to maintain a net asset value of one dollar per share. During the year ended March 31, 2003, Energy, Financial Services, Gold & Precious Metals, Leisure and Telecommunications Funds invested in INVESCO Treasurer's Series Money Market Reserve Fund. During that same period there were no such investments by Health Sciences, Real Estate Opportunity, Technology and Utilities Funds. The income from this investment is recorded in the Statement of Operations.

The Fund may have elements of risk due to investments in specific industries or foreign issuers located in a specific country. Such investments may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.

The Gold & Precious Metals Fund may invest in gold bullion which may have significant price movements over short periods of time and may be affected by unpredictable international monetary and political policies. Further, gold bullion may have storage and transaction costs associated with its ownership which may be higher than that of other types of securities.

Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security which each Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers.

E. TAX INFORMATION -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. The tax composition of distributions from ordinary income, long-term capital gains and of the ordinary income distributions declared for the year ended March 31, 2003, and amounts qualifying for the dividends received deduction available to the Fund's corporate shareholders were as follows:

                                    YEAR ENDED           YEAR ENDED       YEAR ENDED        YEAR ENDED             YEAR ENDED
                                MARCH 31, 2003       MARCH 31, 2003   MARCH 31, 2003    MARCH 31, 2002         MARCH 31, 2002
                               ORDINARY INCOME    LONG-TERM CAPITAL       QUALIFYING   ORDINARY INCOME      LONG-TERM CAPITAL
FUND                             DISTRIBUTIONS   GAIN DISTRIBUTIONS       PERCENTAGE     DISTRIBUTIONS     GAIN DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------------
Financial Services Fund         $    3,324,494      $     1,297,828          100.00%   $     6,877,940        $    68,096,448
Health Sciences Fund                         0                    0            0.00%           548,602                 44,386
Leisure Fund                                 0                    0            0.00%         1,613,479              5,076,029
Real Estate Opportunity Fund           957,825                    0            1.61%           903,423                      0
Utilities Fund                       2,319,055                    0            1.00%         1,870,034                      0

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States.

The tax components of the Fund at March 31, 2003 include:

                                                                                                NET TAX
                                        COST OF         GROSS TAX         GROSS TAX        APPRECIATION
                                INVESTMENTS FOR        UNREALIZED        UNREALIZED       (DEPRECIATION)
FUND                               TAX PURPOSES      APPRECIATION      DEPRECIATION      ON INVESTMENTS
--------------------------------------------------------------------------------------------------------
Energy Fund                     $   247,769,524   $    28,433,184   $    10,450,300     $    17,982,884
Financial Services Fund             719,839,008        77,427,623        45,844,873          31,582,750
Gold & Precious Metals Fund         104,610,389        21,144,944         9,237,369          11,907,575
Health Sciences Fund                895,666,927       140,758,771        45,741,540          95,017,231
Leisure Fund                        613,757,329       122,008,477        66,677,876          55,330,601
Real Estate Opportunity Fund         23,648,035           997,063           602,240             394,823
Technology Fund                   1,975,193,766        86,437,493       465,055,564        (378,618,071)
Telecommunications Fund             324,308,326        13,728,939        40,705,712         (26,976,773)
Utilities Fund                       73,840,716         3,212,948         5,354,023          (2,141,075)

                                                                        ACCUMULATED   CUMULATIVE EFFECT
                                                    UNDISTRIBUTED      CAPITAL LOSS            OF OTHER
FUND                                              ORDINARY INCOME        CARRYOVERS  TIMING DIFFERENCES
--------------------------------------------------------------------------------------------------------
Energy Fund                                       $             0   $   (58,447,779)    $       (28,917)
Financial Services Fund                                    93,812       (52,702,581)         (8,783,479)
Gold & Precious Metals Fund                             1,354,029      (189,650,608)            (25,176)
Health Sciences Fund                                            0      (297,476,816)        (31,004,760)
Leisure Fund                                                    0       (63,392,926)        (12,252,581)
Real Estate Opportunity Fund                               12,213        (8,274,056)           (212,795)
Technology Fund                                                 0    (3,791,182,138)       (279,350,098)
Telecommunications Fund                                         0    (1,622,403,229)        (27,997,494)
Utilities Fund                                                  0       (37,516,958)         (2,696,195)

The primary difference between book and tax appreciation/depreciation is wash sale loss deferrals. Telecommunications Fund has a partnership tax deferral in the amount of $2,267,247. The net tax appreciation/depreciation on investments excludes the effect of foreign currency transactions and written options activity.

Capital loss carryovers expire in the years 2005, 2006, 2007, 2008, 2009, 2010 and 2011. To the extent future capital gains and income are offset by capital loss carryovers and deferred post-October 31 losses, such gains and income will not be distributed to shareholders. Deferred post-October 31 capital and currency losses are: Financial Services Fund $8,661,785, Gold & Precious Metals Fund $2,834, Health Sciences Fund $30,846,662, Leisure Fund $12,210,757, Real Estate Opportunity Fund $210,405, Technology Fund $279,932,903, Telecommunications Fund $27,931,116 and Utilities Fund $2,652,282.

Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States and Federal income tax purposes, permanent and temporary differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. Energy, Health Sciences, Leisure, Technology and Telecommunications Funds reclassified $1,820,004, $7,795,809, $5,933,695, $22,459,448, $2,314,505, respectively, of net investment losses to paid-in capital. Gold & Precious Metals Fund reclassified $1,596,421 of net investment losses to accumulated undistributed net realized losses.

F. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities. Any realized gain or loss incurred by the Fund upon the sale of securities is included in the Statement of Operations.

G. OPTIONS -- The Funds may buy or write put and call options, including securities index options, on portfolio securities for hedging purposes or as a substitute for an investment. The Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

Securities designated to cover outstanding written options are noted in the Statement of Investment Securities where applicable. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

The risk in writing a call option is that the Fund gives up the opportunity to profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

Written option activity for the year ended March 31, 2003, was as follows:

                                                    CALL OPTIONS                   PUT OPTIONS
----------------------------------------------------------------------------------------------------
                                              NUMBER          AMOUNT         NUMBER          AMOUNT
                                          OF OPTIONS     OF PREMIUMS     OF OPTIONS     OF PREMIUMS
----------------------------------------------------------------------------------------------------
TECHNOLOGY FUND
Options outstanding at March 31, 2002        (43,575)  $  17,656,466              0   $           0
Options written                             (132,549)     33,132,524        (12,597)      1,519,455
Options closed or expired                    169,585     (49,860,481)        12,597      (1,519,455)
Options outstanding at March 31, 2003        (6,539)        $928,509              0               0

TELECOMMUNICATIONS FUND
Options outstanding at March 31, 2002         (1,600)  $     261,852
Options written                               (7,009)      1,017,875
Options closed or expired                      7,098        (982,068)
Options outstanding at March 31, 2003         (1,511)  $     297,659

H. EXPENSES -- Each Fund or Class bears expenses incurred specifically on its behalf and, in addition, each Fund or Class bears a portion of general expenses, based on the relative net assets of each Fund or Class.

Under an agreement between each Fund and the Fund's Custodian, certain Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Similarly, Custodian Fees and Expenses for Energy, Financial Services, Gold & Precious Metals, Health Sciences and Telecommunications Funds are reduced by credits earned from security brokerage transactions under certain broker/service arrangements with third parties. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. IFG serves as the Funds' investment adviser. As compensation for its services to the Funds, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of each Fund's average net assets as follows:

                                                           AVERAGE NET ASSETS
-----------------------------------------------------------------------------------------------------
                                                       $700         $2        $4         $6
                                 $0 TO    $350 TO   MILLION    BILLION   BILLION    BILLION      OVER
                                  $350       $700     TO $2      TO $4     TO $6      TO $8        $8
FUND                           MILLION    MILLION   BILLION    BILLION   BILLION    BILLION   BILLION
-----------------------------------------------------------------------------------------------------
Energy Fund                      0.75%      0.65%     0.55%      0.45%     0.40%     0.375%     0.35%
Financial Services Fund          0.75%      0.65%     0.55%      0.45%     0.40%     0.375%     0.35%
Gold & Precious Metals Fund      0.75%      0.65%     0.55%      0.45%     0.40%     0.375%     0.35%
Health Sciences Fund             0.75%      0.65%     0.55%      0.45%     0.40%     0.375%     0.35%
Leisure Fund                     0.75%      0.65%     0.55%      0.45%     0.40%     0.375%     0.35%
Technology Fund                  0.75%      0.65%     0.55%      0.45%     0.40%     0.375%     0.35%
Utilities Fund                   0.75%      0.65%     0.55%      0.45%     0.40%     0.375%     0.35%

                                                           AVERAGE NET ASSETS
-----------------------------------------------------------------------------------------------------
                                             $500        $1         $2        $4         $6
                                 $0 TO    MILLION   BILLION    BILLION   BILLION    BILLION      OVER
                                  $500      TO $1     TO $2      TO $4     TO $6      TO $8        $8
FUND                           MILLION    BILLION   BILLION    BILLION   BILLION    BILLION   BILLION
-----------------------------------------------------------------------------------------------------
Real Estate Opportunity Fund     0.75%      0.65%     0.55%      0.45%     0.40%     0.375%     0.35%
Telecommunications Fund          0.65%      0.55%     0.45%      0.45%     0.40%     0.375%     0.35%

A plan of distribution pursuant to Rule 12b-1 of the Act provides for compensation of marketing and advertising expenditures to INVESCO Distributors, Inc. ("IDI" or the "Distributor"), a wholly owned subsidiary of IFG, of 0.25% of annual average net assets of Investor Class shares. A master distribution plan and agreement for Class A, Class B and Class C shares pursuant to Rule 12b-1 of the Act provides for compensation of certain promotional and other sales related costs to IDI. Class A shares of the Fund pay compensation to IDI at a rate of 0.35% of annual average net assets. During any period that Class A shares of the Fund are closed to new investors, the Fund will reduce this payment for Class A shares from 0.35% to 0.25% per annum. Class B and Class C shares of the Fund pay compensation to IDI at a rate of 1.00% of annual average net assets. Of these amounts, IDI may pay a service fee of 0.25% of the average net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the applicable class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose caps on the total sales charges, including asset-based sales charges, that may be paid by the respective class. A plan of distribution pursuant to Rule 12b-1 of the Act provides for financing the distribution and continuing personal shareholder servicing of Class K shares of 0.45% of annual average net assets. Any unreimbursed expenses IDI incurs with respect to Investor Class, Class A, Class C and Class K shares in any fiscal year can not be recovered in subsequent years. For the year ended March 31, 2003, amounts paid to the Distributor were as follows:

                                        INVESTOR        CLASS        CLASS        CLASS      CLASS
FUND                                       CLASS            A            B            C          K
--------------------------------------------------------------------------------------------------
Energy Fund                          $   710,505  $    19,438  $     6,195  $   102,870  $     526
Financial Services Fund                2,428,349        9,547        5,826      134,199      5,109
Gold & Precious Metals Fund              279,306        4,965        6,902       22,606         --
Health Sciences Fund                   2,942,165        4,556        3,194       89,870      9,856
Leisure Fund                           1,625,603       52,465       44,957      176,639    277,058
Real Estate Opportunity Fund              59,074        3,327          580        8,070         --
Technology Fund                        2,923,222        6,303        1,332       88,805     98,700
Telecommunications Fund                  948,389        2,727           99       37,403      3,117
Utilities Fund                           230,252        1,046        1,559       10,094         --

If the Class B Plan is terminated, the Board of Directors may allow the Class B shares to continue payments of the asset-based sales charge to the Distributor for allowable unreimbursed expenses incurred for distributing shares before the Class B Plan was terminated. The Class B Plan allows for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods. Distribution fees related to the Distributor for the year ended March 31, 2003, for Class B were as follows:

                                                                    DISTRIBUTOR'S    DISTRIBUTOR'S
                                                                        AGGREGATE     UNREIMBURSED
                                                                     UNREIMBURSED    EXPENSES AS %
                                                 AMOUNT RETAINED         EXPENSES    OF NET ASSETS
FUND                                              BY DISTRIBUTOR       UNDER PLAN         OF CLASS
--------------------------------------------------------------------------------------------------
Energy Fund - Class B Plan                           $     7,253      $    50,817            3.38%
Financial Services Fund - Class B Plan                     6,587           38,040            3.84%
Gold & Precious Metals Fund - Class B Plan                 8,631           89,799            3.88%
Health Sciences Fund - Class B Plan                        3,649           22,662            3.65%
Leisure Fund - Class B Plan                               50,672          300,396            3.63%
Real Estate Opportunity Fund - Class B Plan                  672            5,126            3.84%
Technology Fund - Class B Plan                             1,736           20,563            3.87%
Telecommunications Fund - Class B Plan                       112              556            3.50%
Utilities Fund - Class B Plan                              1,712            7,112            3.69%

Distribution Expenses for each class as presented in the Statement of Operations for the year ended March 31, 2003 were as follows:

                                        INVESTOR        CLASS        CLASS        CLASS      CLASS
FUND                                       CLASS            A            B            C          K
--------------------------------------------------------------------------------------------------
Energy Fund                          $   685,019  $    22,209  $     7,338  $   101,292  $     616
Financial Services Fund                2,314,987       10,800        6,591      128,891      5,184
Gold & Precious Metals Fund              278,665        5,387        8,640       24,543         --
Health Sciences Fund                   2,810,808        5,134        3,661       82,986      9,669
Leisure Fund                           1,563,784       59,657       51,248      177,740    277,930
Real Estate Opportunity Fund              59,144        3,989          681        8,204         --
Technology Fund                        2,714,413        7,497        1,755       79,762     96,657
Telecommunications Fund                  877,339        2,837          112       32,223      3,027
Utilities Fund                           218,659        1,167        1,716        9,432         --

IFG receives a transfer agent fee from each Class at an annual rate of $22.50 per shareholder account, or, where applicable, per participant in an omnibus account, per year. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month. Transfer agent fees for each class as presented in the Statement of Operations for the year ended March 31, 2003 were as follows:

                          INSTITUTIONAL     INVESTOR      CLASS      CLASS       CLASS       CLASS
FUND                              CLASS        CLASS          A          B           C           K
--------------------------------------------------------------------------------------------------
Energy Fund                          --  $ 1,351,371  $  13,598  $   2,355  $   51,772  $    2,083
Financial Services Fund              --    3,201,855     10,460      2,419      66,317       5,226
Gold & Precious Metals Fund          --      640,022     10,637        898      12,141          --
Health Sciences Fund                 --    4,374,452      9,750      1,618      98,464      15,184
Leisure Fund                         --    2,455,246     39,891     15,848      85,622     599,451
Real Estate Opportunity Fund         --      202,193      2,124        285       9,500          --
Technology Fund             $ 1,921,921    7,981,678      7,798        857     136,791     289,239
Telecommunications Fund              --    5,273,178      3,544        131      99,233      10,612
Utilities Fund                       --      547,156      1,045        294      12,459          --

In accordance with an Administrative Services Agreement, each Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.045% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.

IFG has voluntarily agreed to absorb and assume certain fees and expenses incurred by the Funds. IFG is entitled to reimbursement from a Fund share class that has fees and expenses voluntarily absorbed pursuant to this arrangement if such reimbursements do not cause a share class to exceed voluntary expense limitations and the reimbursement is made within three years after IFG incurred the expense. For the year ended March 31, 2003, total fees and expenses voluntarily absorbed were as follows:

                          INSTITUTIONAL     INVESTOR      CLASS      CLASS       CLASS       CLASS
FUND                              CLASS        CLASS          A          B           C           K
--------------------------------------------------------------------------------------------------
Energy Fund                          --   $        0  $       0  $     582   $  20,103   $   4,502
Financial Services Fund              --            0      3,917      2,056           0       3,997
Gold & Precious Metals Fund          --            0        431          0           0          --
Health Sciences Fund                 --            0      6,829      1,648      37,750           0
Leisure Fund                         --            0          0      4,408           0     209,552
Real Estate Opportunity Fund         --      195,593          0        936      11,360          --
Technology Fund                $      0            0        818      1,027     100,306     130,850
Telecommunications Fund              --    3,343,479          0      1,069     100,846       8,365
Utilities Fund                       --      526,139      1,095        943      15,628          --

At March 31, 2003, the reimbursement that may potentially be made by the Funds to IFG that will expire during the calendar years ended 2005 and 2006, are as follows:

                          INSTITUTIONAL     INVESTOR      CLASS      CLASS       CLASS       CLASS
FUND                              CLASS        CLASS          A          B           C           K
--------------------------------------------------------------------------------------------------
Energy Fund                          --   $        0  $       0  $     582   $  20,103   $   4,502
Financial Services Fund              --            0      3,917      2,056           0       3,997
Gold & Precious Metals Fund          --            0        431          0           0          --
Health Sciences Fund                 --            0      6,829      1,648      37,750           0
Leisure Fund                         --            0          0      4,408           0     209,552
Real Estate Opportunity Fund         --      171,596          0        936      10,559          --
Technology Fund               $       0            0        818      1,027     100,306     130,850
Telecommunications Fund              --    3,015,954          0      1,069      90,199       8,022
Utilities Fund                       --      442,999      1,095        943      13,761          --

During the year ended March 31, 2003, the reimbursement that was made by the Funds to IFG were as follows:

                          INSTITUTIONAL     INVESTOR      CLASS      CLASS       CLASS       CLASS
FUND                              CLASS        CLASS          A          B           C           K
--------------------------------------------------------------------------------------------------
Energy Fund                          --    $       0  $       0  $      23   $       0   $       0
Financial Services Fund              --            0          0          0           0           0
Gold & Precious Metals Fund          --            0          0          0         495          --
Health Sciences Fund                 --            0         62          0           0       1,052
Leisure Fund                         --            0        345          0           0      81,554
Real Estate Opportunity Fund         --            0        431          0           0          --
Technology Fund               $ 146,221            0        717          0           0      72,949
Telecommunications Fund              --            0          0          0           0           0
Utilities Fund                       --            0          0         32           0          --

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the year ended March 31, 2003, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were as follows:

FUND                                                              PURCHASES                  SALES
--------------------------------------------------------------------------------------------------
Energy Fund                                                  $  408,740,450         $  482,197,618
Financial Services Fund                                         548,905,269            772,106,486
Gold & Precious Metals Fund                                      86,860,593             84,190,776
Health Sciences Fund                                          1,960,059,993          2,220,999,802
Leisure Fund                                                    143,284,512            161,229,805
Real Estate Opportunity Fund                                     64,102,072             59,811,861
Technology Fund                                               1,954,796,496          2,111,792,047
Telecommunications Fund                                         451,481,007            547,641,041
Utilities Fund                                                   53,521,881             67,293,763

There were no purchases or sales of U.S. Government Securities.

NOTE 4 -- TRANSACTIONS WITH AFFILIATES AND AFFILIATED COMPANIES. Certain of the Funds' officers and directors are also officers and directors of IFG or IDI.

Each Fund has adopted a retirement plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement, as amended March 1, 2001. Effective November 8, 2002, the plan provides that a director, prior to retirement, may elect to convert amounts accrued under this plan into a new deferred retirement plan.

Pension expenses for the year ended March 31, 2003, included in Directors' Fees and Expenses in the Statement of Operations and pension liability included in Accrued Expenses in the Statement of Assets and Liabilities were as follows:

                                                                    PENSION                PENSION
FUND                                                               EXPENSES              LIABILITY
--------------------------------------------------------------------------------------------------
Energy Fund                                                      $    8,483             $   17,442
Financial Services Fund                                              28,573                 74,609
Gold & Precious Metals Fund                                           2,306                 13,523
Health Sciences Fund                                                 38,593                 95,696
Leisure Fund                                                         16,795                 29,900
Real Estate Opportunity Fund                                            531                  1,469
Technology Fund                                                      47,637                141,768
Telecommunications Fund                                               8,540                 40,554
Utilities Fund                                                        3,050                 12,237

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

An affiliated company represents ownership by a Fund of at least 5% of the voting securities of the issuer or may be affiliated with other INVESCO investment companies during the period, as defined in the Act. A summary of the transactions during the year ended March 31, 2003, in which the issuer was an affiliate of the Fund, is as follows:

                                                                                        REALIZED
                                         PURCHASES                   SALES        GAIN (LOSS) ON
                                  ------------------------------------------------    INVESTMENT     VALUE AT
AFFILIATE                         SHARES          COST        SHARES      PROCEEDS    SECURITIES     3/31/2003
--------------------------------------------------------------------------------------------------------------
ENERGY FUND
INVESCO Treasurer's
  Series Money
  Market Reserve
  Fund                        93,897,299   $93,897,299    95,042,365   $95,042,365   $         0   $ 4,139,034

FINANCIAL SERVICES FUND
INVESCO Treasurer's
  Series Money
  Market Reserve
  Fund                        46,028,775    46,028,775    46,028,775    46,028,775             0            --

GOLD & PRECIOUS METALS FUND
INVESCO Treasurer's
  Series Money
  Market Reserve
  Fund                       233,983,415   233,983,415   237,869,295   237,869,295             0    11,344,418

HEALTH SCIENCES FUND
INVESCO Treasurer's
  Series Money
  Market Reserve
  Fund                       361,349,392   361,349,392   343,090,592   343,090,592             0    24,193,400
Pharmaceutical HOLDRs
  Trust                        2,205,300   174,015,044     1,760,000   140,744,454    (3,355,550)   42,888,360

LEISURE FUND
INVESCO Treasurer's
  Series Money
  Market Reserve
  Fund                       288,556,802   288,556,802   314,042,259   314,042,259             0    10,594,794

                                                                                        REALIZED
                                         PURCHASES                   SALES        GAIN (LOSS) ON
                                  ------------------------------------------------    INVESTMENT     VALUE AT
AFFILIATE                         SHARES          COST        SHARES      PROCEEDS    SECURITIES     3/31/2003
--------------------------------------------------------------------------------------------------------------
TECHNOLOGY FUND
Calient Networks, Pfd
  Series D Shrs                       --            --            --            --            --   $ 1,106,133
INVESCO Treasurer's
  Series Money
  Market Reserve
  Fund                       622,363,052  $622,363,052   670,243,884  $670,243,884   $         0    33,984,450
Software HOLDRs Trust            954,400    22,443,535       119,700     3,200,177       221,898    21,209,727

TELECOMMUNICATIONS FUND
Broadband HOLDRs Trust         1,057,500     9,494,055     1,057,500     8,652,026      (842,029)           --
INVESCO Treasurer's
  Series Money
  Market Reserve
  Fund                       453,774,284   453,774,284   472,945,556   472,945,556             0    18,406,718

UTILITIES FUND
INVESCO Treasurer's
  Series Money
  Market Reserve
  Fund                         2,633,600     2,633,600     4,842,800     4,842,800             0            --

Dividend income from INVESCO Treasurer's Series Money Market Reserve Fund is disclosed in the Statement of Operations. The following Funds received dividend income from affiliated investments: Health Sciences Fund received $352,761 from Pharmaceutical HOLDRs Trust and Technology Fund received $523,966 from Software HOLDRs Trust. No dividend income was received from any other affiliate.

NOTE 5 -- SECURITIES LOANED. The Funds have entered into a securities lending agreement with the custodian. Under the terms of the agreement, the Funds receive income, recorded monthly, after deduction of other amounts payable to the custodian or to the borrower from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Funds, against receipt of collateral at least equal in value to the value of securities loaned. Cash collateral is invested by the custodian in the INVESCO Treasurer's Series Money Market Reserve Fund or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. As of March 31, 2003, Energy, Gold & Precious Metals, Health Sciences, Leisure, Technology and Telecommunications Funds have on loan securities valued at $4,005,265, $10,736,161, $23,272,794, $13,094,173, $31,829,843 and $17,205,652,
respectively, and cash collateral of $4,139,034, $11,344,418, $24,193,400,
$13,706,737, $33,984,450 and $18,406,718, repectively, has been invested in the
INVESCO Treasurer's Series Money Market Reserve Fund or U.S. Government obligations and is disclosed in the Statement of Investment Securities. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. The securities loaned income is recorded in the Statement of Operations. Of the securities lending income received for Energy, Gold & Precious Metals, Health Sciences, Leisure, Technology, Telecommunications and Utilities Funds $22,711, $81,867, $23,360, $123,994, $187,904, $205,579 and $1,380, respectively, were received from investments in INVESCO Treasurer's Series Money Market Reserve Fund. During the year ended March 31, 2003, there were no such securities lending arrangements for Financial Services and Real Estate Opportunity Funds.

NOTE 6 -- INTERFUND BORROWING AND LENDING. Each Fund is party to an interfund lending agreement between each Fund and other INVESCO sponsored mutual funds, which permit it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing Fund's total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. The Funds may borrow up to 10% of its total net assets for temporary or emergency purposes. During the year ended March 31, 2003, Energy, Financial Services, Gold & Precious Metals, Health Sciences, Leisure, Real Estate Opportunity, Technology, Telecommunications and Utilities Funds borrowed cash at a weighted average rate ranging from 1.50% to 2.00% and interest expenses amounted to $2,770, $2,346, $4,423, $54,615, $60, $122,
$7,840, $3,044 and $266 respectively. During that same period, Energy, Health Sciences, Technology and Utilities Funds lent cash at a weighted average rate ranging from 1.58% to 2.06% and interest income amounted $609, $7,082, $24,118 and $95, respectively. At March 31, 2003, INVESCO Combination Stock & Bond Funds, Inc. - Total Return Fund had borrowed from Utilities Fund at an interest rate of 1.58%. The amount of the lending and the related accrued interest are presented in the Statement of Assets and Liabilities. On April 1, 2003, INVESCO Combination Stock & Bond Funds, Inc. - Total Return Fund paid the borrowing back to Utilities Fund in full including interest.

NOTE 7 -- LINE OF CREDIT. Each Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the net assets at value of each respective Fund. Each Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. During the year ended March 31, 2003, Financial Services and Technology Funds borrowed cash at a weighted average rate of 2.31%, and interest expenses amounted to $450 and $578, respectively. During that same period, there were no such borrowings for Energy, Gold & Precious Metals, Health Sciences, Leisure, Real Estate Opportunity, Telecommunications and Utilities Funds.

NOTE 8 -- CONTINGENT DEFERRED SALES CHARGE ("CDSC"). Class A shares may charge a 1.00% CDSC if a shareholder purchased $1,000,000 or more and redeemed these shares within 18 months from the date of purchase. Effective November 15, 2002, qualified plans investing in Class A shares may pay a 1.00% CDSC and Class K shares may pay a 0.70% CDSC if a shareholder redeemed these shares within 12 months from the date of purchase. A CDSC is charged by Class B shares on redemptions or exchanges of shares at a maximum of 5.00% beginning at the time of purchase to 0.00% at the beginning of the seventh year. A 1.00% CDSC is charged by Class C shares on redemptions or exchanges held thirteen months or less. Shares acquired through reinvestment of dividends or other distributions are not charged a CDSC. The CDSC may be reduced or certain sales charge exceptions may apply. The CDSC is paid by the redeeming shareholder and therefore it is not an expense of the Fund. For the year ended March 31, 2003, the Distributor received the following CDSC from Class A, Class B, Class C and Class K shareholders:

FUND                                           CLASS A       CLASS B       CLASS C       CLASS K
------------------------------------------------------------------------------------------------
Energy Fund                                 $        0    $    1,393    $    7,690    $        0
Financial Services Fund                              0         1,307        13,978             0
Gold & Precious Metals Fund                          0             1         2,197            --
Health Sciences Fund                                 0           747        11,340             0
Leisure Fund                                         0        12,171        16,172             0
Real Estate Opportunity Fund                         0           243           770            --
Technology Fund                                      0           276         7,494             0
Telecommunications Fund                              0           181        18,384             0
Utilities Fund                                       0         1,250           578            --

NOTE 9 -- SHARE INFORMATION. Changes in fund share transactions during the years ended March 31, 2003 and 2002 were as follows:

                                       ENERGY FUND           FINANCIAL SERVICES FUND  GOLD & PRECIOUS METALS FUND
                                   YEAR ENDED MARCH 31         YEAR ENDED MARCH 31        YEAR ENDED MARCH 31
------------------------------------------------------------------------------------------------------------------
                                    2003          2002          2003          2002             2003          2002
Shares Sold
  Investor Class              12,665,097    33,986,047    92,466,548    52,167,572      113,839,180   141,069,920
  Class A                      1,144,145            --       357,198            --        3,326,766            --
  Class B                         93,080            --        47,478            --        1,053,937            --
  Class C                        984,511     1,099,872       774,225       981,786        7,482,496     1,500,683
  Class K                         22,288         2,143        41,708        64,647               --            --
Shares Issued from
  Reinvestment of Distributions
     Investor Class                    0             0       196,653     2,638,995                0             0
     Class A                           0            --         2,132            --                0            --
     Class B                           0            --           267            --                0            --
     Class C                           0             0           673        27,003                0             0
     Class K                           0             0           454         2,787               --            --
==================================================================================================================
                              14,909,121    35,088,062    93,887,336    55,882,790      125,702,379   142,570,603
Shares Repurchased
  Investor Class             (17,525,270)  (37,979,338) (102,655,456)  (58,464,938)    (118,596,254) (140,424,339)
  Class A                      (602,143)            --      (114,384)           --       (2,693,330)           --
  Class B                        (3,209)            --        (2,217)           --          (85,023)           --
  Class C                    (1,052,371)      (895,102)     (911,176)     (829,034)      (6,718,167)   (1,325,678)
  Class K                        (5,719)          (170)      (16,126)      (30,145)              --            --
==================================================================================================================
                             (19,188,712)  (38,874,610) (103,699,359)  (59,324,117)    (128,092,774) (141,750,017)
NET INCREASE
  (DECREASE) IN
  FUND SHARES                 (4,279,591)   (3,786,548)   (9,812,023)   (3,441,327)      (2,390,395)      820,586
==================================================================================================================

NOTE 9 -- SHARE INFORMATION (CONTINUED)

                                   HEALTH SCIENCES FUND           LEISURE FUND       REAL ESTATE OPPORTUNITY FUND
                                   YEAR ENDED MARCH 31         YEAR ENDED MARCH 31       YEAR ENDED MARCH 31
------------------------------------------------------------------------------------------------------------------
                                    2003          2002          2003          2002             2003          2002
                                                                           (Note 1)
Shares Sold
  Investor Class              79,949,743    57,443,476     6,136,558    19,352,726        5,248,092     8,923,885
  Class A                        287,786            --     1,104,358            --          527,534            --
  Class B                         17,220            --       284,942            --           21,438            --
  Class C                      2,159,153     9,130,105     1,250,725     1,453,013          417,652       908,498
  Class K                         32,296        71,569     1,128,435     1,628,033               --            --
Shares Issued from
  Reinvestment of Distributions
     Investor Class                    0        10,932             0       178,618          105,846       116,421
     Class A                           0            --             0            --            8,241            --
     Class B                           0            --             0            --              444            --
     Class C                           0           152             0         2,249            1,932         2,433
     Class K                           0            20             0             0               --            --
=================================================================================================================
                              82,446,198    66,656,254     9,905,018    22,614,639        6,331,179     9,951,237
Shares Repurchased
  Investor Class             (86,187,098)  (60,958,816)   (9,267,982)  (15,369,925)      (5,234,590)  (10,471,115)
  Class A                       (191,020)           --      (224,212)           --         (211,814)           --
  Class B                         (1,026)           --       (15,165)           --           (3,892)           --
  Class C                     (2,342,780)   (9,026,936)   (1,084,357)   (1,175,755)        (372,001)   (1,038,382)
  Class K                        (30,847)      (20,420)     (529,876)      (31,768)              --            --
=================================================================================================================
                             (88,752,771)  (70,006,172)  (11,121,592)  (16,577,448)      (5,822,297)  (11,509,497)
NET INCREASE
  (DECREASE) IN
  FUND SHARES                 (6,306,573)   (3,349,918)   (1,216,574)   (6,037,191)         508,882    (1,558,260)
=================================================================================================================

                                     TECHNOLOGY FUND         TELECOMMUNICATIONS FUND            UTILITIES FUND
                                   YEAR ENDED MARCH 31         YEAR ENDED MARCH 31            YEAR ENDED MARCH 31
-----------------------------------------------------------------------------------------------------------------
                                    2003          2002          2003          2002             2003          2002
Shares Sold
  Institutional Class         19,889,258    31,869,203            --            --               --            --
  Investor Class             224,764,422   139,817,995   104,306,735   113,031,996       12,818,438    10,812,169
  Class A                      2,174,042            --     1,088,209            --          282,591            --
  Class B                         44,687            --         2,489            --           27,752            --
  Class C                        788,820     3,082,019     5,665,489    19,484,375        1,261,896       679,313
  Class K                        920,699     1,038,923        70,829        77,229               --            --
Shares Issued from
  Reinvestment of Distributions
     Investor Class                    0             0             0             0          254,574       154,281
     Class A                           0            --             0            --            1,448            --
     Class B                           0            --             0            --              172            --
     Class C                           0             0             0             0            1,058            50
=================================================================================================================
                             248,581,928   175,808,140   111,133,751   132,593,600       14,647,929    11,645,813

Shares Repurchased
  Institutional Class        (23,113,782)  (26,698,958)           --            --               --            --
  Investor Class            (235,589,807) (139,766,344) (116,174,811) (128,834,470)     (15,880,668)  (13,656,118)
  Class A                     (1,911,401)           --    (1,047,111)           --         (228,729)           --
  Class B                        (13,101)           --          (478)           --           (4,295)           --
  Class C                      1,073,531)   (2,897,877)   (6,240,763)  (19,131,108)      (1,350,991)     (732,739)
  Class K                       (498,359)     (140,570)      (56,707)       (7,033)              --            --
=================================================================================================================
                            (262,199,981) (169,503,749) (123,519,870) (147,972,611)     (17,464,683)  (14,388,857)
NET INCREASE
  (DECREASE) IN
  FUND SHARES                (13,618,053)    6,304,391   (12,386,119)  (15,379,011)      (2,816,754)   (2,743,044)
=================================================================================================================

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of INVESCO Sector Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the statement of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INVESCO Energy Fund, INVESCO Financial Services Fund, INVESCO Gold & Precious Metals Fund, INVESCO Health Sciences Fund, INVESCO Leisure Fund, INVESCO Real Estate Opportunity Fund, INVESCO Technology Fund, INVESCO Telecommunications Fund and INVESCO Utilities Fund (constituting INVESCO Sector Funds, Inc., hereafter referred to as the "Fund") at March 31, 2003, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2003 by correspondence with the custodian, transfer agent and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Denver, Colorado
April 30, 2003

FINANCIAL HIGHLIGHTS

ENERGY FUND -- INVESTOR CLASS
------------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                            PERIOD
                                                                                             ENDED
                                                    YEAR ENDED MARCH 31                   MARCH 31           YEAR ENDED OCTOBER 31
------------------------------------------------------------------------------------------------------------------------------------
                                                 2003           2002           2001           2000(a)           1999          1998
PER SHARE DATA
Net Asset Value -- Beginning of Period    $     19.26    $     19.73    $     17.40    $     13.68       $     11.30   $     19.38
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Income (Loss)(c)                 (0.10)         (0.07)         (0.08)         (0.00)            (0.00)         0.00
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                (2.35)         (0.40)          3.84           3.72              2.39         (5.04)
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                (2.45)         (0.47)          3.76           3.72              2.39         (5.04)
====================================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                 0.00           0.00           1.43           0.00              0.01          3.04
====================================================================================================================================
Net Asset Value -- End of Period          $     16.81    $     19.26    $     19.73    $     17.40       $     13.68   $     11.30
====================================================================================================================================

TOTAL RETURN                                   (12.72%)        (2.38%)        23.09%         27.19%(d)         21.19%       (28.51%)

RATIOS
Net Assets -- End of Period
   ($000 Omitted)                         $   231,023    $   358,439    $   445,845    $   221,432       $   196,136   $   137,455
Ratio of Expenses to Average Net Assets(e)       1.69%          1.53%          1.41%          1.60%(f)          1.68%         1.58%
Ratio of Net Investment Income (Loss) to
  Average Net Assets                            (0.57%)        (0.34%)        (0.35%)        (0.26%)(f)        (0.05%)        0.01%
Portfolio Turnover Rate                           144%           144%           166%           109%(d)           279%          192%

(a) From November 1, 1999 to March 31, 2000.
(b) The per share information was computed based on average shares for the years ended March 31, 2003, 2002 and 2001.
(c) Net Investment Income (Loss) aggregated less than $0.01 on a per share basis for the period ended March 31, 2000 and the years ended October 31, 1999 and 1998.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian, distribution and transfer agent fees).
(f) Annualized

FINANCIAL HIGHLIGHTS

ENERGY FUND -- CLASS A & CLASS B
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                        CLASS A        CLASS B

                                                           YEAR          YEAR
                                                          ENDED         ENDED
                                                       MARCH 31      MARCH 31
--------------------------------------------------------------------------------
                                                           2003(a)       2003(a)

PER SHARE DATA
Net Asset Value -- Beginning of Period                $   19.26      $   19.26
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                       (0.05)         (0.17)
Net Losses on Securities (Both Realized
  and Unrealized)                                         (2.36)         (2.38)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                          (2.41)         (2.55)
================================================================================
Net Asset Value -- End of Period                      $   16.85      $   16.71
================================================================================

TOTAL RETURN(c)                                          (12.51%)       (13.24%)

RATIOS
Net Assets -- End of Period ($000 Omitted)            $   9,131      $   1,502
Ratio of Expenses to Average Net Assets(d)(e)              1.46%          2.33%
Ratio of Net Investment Loss to Average Net Assets(e)     (0.33%)        (1.16%)
Portfolio Turnover Rate                                     144%           144%

(a) Class commenced operations on April 1, 2002.
(b) The per share information was computed based on average shares.
(c) The applicable sales charges for Class A or CDSC for Class B is not included in the Total Return calculation.
(d) Ratio is based on Total Expenses of the Class, less Expenses absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(e) Various expenses of Class B were voluntarily absorbed by IFG for the year ended March 31, 2003. If such expenses had not been voluntarily absorbed for Class B, ratio of expenses to average net assets would have been 2.41% and ratio of net investment loss to average net assets would have been (1.24%).

FINANCIAL HIGHLIGHTS

ENERGY FUND -- CLASS C
---------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                   PERIOD
                                                                                                    ENDED
                                                                     YEAR ENDED MARCH 31         MARCH 31
--------------------------------------------------------------------------------------------------------------
                                                             2003         2002          2001         2000(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period                 $    18.98   $    19.58    $    17.39   $    14.35
==============================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                         (0.11)       (0.07)        (0.05)       (0.01)
Net Gains or (Losses) on Securities (Both
  Realized and Unrealized)                                  (2.42)       (0.53)         3.67         3.05
==============================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                            (2.53)       (0.60)         3.62         3.04
==============================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                             0.00         0.00          1.43         0.00
==============================================================================================================
NET ASSET VALUE -- END OF PERIOD                       $    16.45   $    18.98    $    19.58   $    17.39
==============================================================================================================

TOTAL RETURN(c)                                            (13.33%)      (3.06%)       22.35%       21.11%(d)

RATIOS
Net Assets -- End of Period ($000 Omitted)             $    9,566   $   12,324    $    8,704   $       16
Ratio of Expenses to Average Net Assets(e)(f)                2.33%        2.27%         2.05%        2.05%(g)
Ratio of Net Investment Loss to Average Net Assets(f)       (1.22%)      (1.08%)       (1.10%)      (1.11%)(g)
Portfolio Turnover Rate                                       144%         144%          166%         109%(h)

(a) From February 15, 2000, since inception of Class, to March 31, 2000.
(b) The per share information was computed based on average shares for the period ended March 31, 2000.
(c) The applicable CDSC is not included in the Total Return calculation.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(f) Various expenses of the Class were voluntarily absorbed by IFG for the year ended March 31, 2003. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 2.53%
    and ratio of net investment loss to average net assets would have been (1.42%).
(g) Annualized
(h) Portfolio Turnover is calculated at the Fund level. Represents the period from November 1, 1999 to March
    31, 2000.

FINANCIAL HIGHLIGHTS

ENERGY FUND -- CLASS K
-----------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                              PERIOD
                                                                               ENDED
                                                       YEAR ENDED MARCH 31  MARCH 31
-----------------------------------------------------------------------------------------
                                                          2003       2002       2001(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period                 $ 17.98    $ 19.62    $ 16.76
=========================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                      (0.14)     (0.05)     (0.15)
Net Gains or (Losses) on Securities (Both Realized
  and Unrealized)                                        (2.29)     (1.59)      3.01
=========================================================================================
TOTAL FROM INVESTMENT OPERATIONS                         (2.43)     (1.64)      2.86
=========================================================================================
Net Asset Value -- End of Period                       $ 15.55    $ 17.98    $ 19.62
=========================================================================================

TOTAL RETURN                                            (13.52%)    (8.36%)    17.06%(c)

RATIOS
Net Assets -- End of Period ($000 Omitted)             $   289    $    37    $     1
Ratio of Expenses to Average Net Assets(d)(e)             2.07%     11.62%      3.11%(f)
Ratio of Net Investment Loss to Average Net Assets(e)    (0.90%)   (10.45%)    (2.34%)(f)
Portfolio Turnover Rate                                    144%       144%       166%(g)

(a) From December 1, 2000, since inception of Class, to March 31, 2001.
(b) The per share information was computed based on average shares for the year ended
    March 31, 2003.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment
    Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(e) Various expenses of the Class were voluntarily absorbed by IFG for the year ended
    March 31, 2003. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 5.36% and ratio of net investment loss to average net assets would have been (4.19%).
(f) Annualized
(g) Portfolio turnover is calculated at the Fund level. Represents the year ended March
    31, 2001.

FINANCIAL HIGHLIGHTS

FINANCIAL SERVICES FUND -- INVESTOR CLASS
------------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                              PERIOD
                                                                                               ENDED
                                                             YEAR ENDED MARCH 31            MARCH 31          YEAR ENDED OCTOBER 31
------------------------------------------------------------------------------------------------------------------------------------
                                                       2003         2002          2001          2000(a)          1999          1998
PER SHARE DATA
Net Asset Value -- Beginning of Period            $   28.22  $     28.88   $     27.13   $     29.73      $     28.45   $     29.14
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                  0.10         0.07          0.10          0.03             0.08          0.25
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                      (6.42)        0.94          2.97          0.05             3.52          3.01
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                      (6.32)        1.01          3.07          0.08             3.60          3.26
====================================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                       0.13         1.67          1.32          2.68             2.32          3.95
====================================================================================================================================
Net Asset Value -- End of Period                  $   21.77  $     28.22   $     28.88   $     27.13      $     29.73   $     28.45
====================================================================================================================================

TOTAL RETURN                                         (22.39%)       3.82%        11.25%        0.60%(b)         13.52        11.76%

RATIOS

Net Assets -- End of Period ($000 Omitted)        $ 734,440  $ 1,234,230   $ 1,368,583   $ 1,133,350      $ 1,242,555   $ 1,417,655
Ratio of Expenses to Average Net Assets(c)             1.40%        1.27%         1.25%         1.29%(d)         1.26%         1.05%
Ratio of Net Investment Income to Average
  Net Assets                                           0.38%        0.24%         0.36%         0.25%(d)         0.25%         0.85%
Portfolio Turnover Rate                                  60%          81%           99%           38%(b)           83%           52%

(a) From November 1, 1999 to March 31, 2000.
(b) Based on operations for the period shown and, accordingly, is not representative of a full year.
(c) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian, distribution and transfer agent fees).
(d) Annualized

FINANCIAL HIGHLIGHTS

FINANCIAL SERVICES FUND -- CLASS A & CLASS B
-----------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                  CLASS A      CLASS B

                                                                     YEAR         YEAR
                                                                    ENDED        ENDED
                                                                 MARCH 31     MARCH 31
-----------------------------------------------------------------------------------------
                                                                     2003(a)      2003(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period                          $   28.22    $   28.22
=========================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                                         0.06        (0.03)
Net Losses on Securities (Both Realized
  and Unrealized)                                                   (6.37)       (6.30)
=========================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                    (6.31)       (6.33)
=========================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                                     0.23         0.15
=========================================================================================
Net Asset Value -- End of Period                                $   21.68    $   21.74
=========================================================================================

TOTAL RETURN(b)                                                    (22.36%)     (22.48%)

RATIOS
Net Assets -- End of Period ($000 Omitted)                      $   5,311    $     990
Ratio of Expenses to Average Net Assets(c)(d)                        1.38%        2.09%
Ratio of Net Investment Income (Loss) to Average Net Assets(d)       0.49%       (0.20%)
Portfolio Turnover Rate                                                60%          60%

(a) Class commenced operations on April 1, 2002.
(b) The applicable sales charges for Class A or CDSC for Class B is not included in the
    Total Return calculation.
(c) Ratio is based on Total Expenses of the Class, less Expenses absorbed by Investment
    Adviser, which is before any expense offset arrangements (which may include custodian fees).
(d) Various expenses of each Class were absorbed by IFG for the year ended March 31,
    2003. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.51% for Class A and 2.40% for Class B and ratio of net investment income (loss) to average net assets would have been 0.36% for Class
    A and (0.51%) for Class B.

FINANCIAL HIGHLIGHTS

FINANCIAL SERVICES FUND -- CLASS C
-------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                               PERIOD
                                                                                                                ENDED
                                                                          YEAR ENDED MARCH 31                MARCH 31
-------------------------------------------------------------------------------------------------------------------------
                                                                    2003          2002          2001             2000(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period                        $    27.89     $    28.72     $    27.06     $    23.66
=========================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Income (Loss)(c)                                    (0.25)         (0.10)         (0.09)          0.00
Net Gains or (Losses) on Securities (Both Realized
  and Unrealized)                                                  (6.22)          0.87           3.05           3.48
=========================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                   (6.47)          0.77           2.96           3.48
=========================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                                    0.04           1.60           1.30           0.08
=========================================================================================================================
Net Asset Value -- End of Period                              $    21.38     $    27.89     $    28.72     $    27.06
=========================================================================================================================

TOTAL RETURN(d)                                                   (23.22%)         2.98%         10.87%         14.72%(e)

RATIOS
Net Assets -- End of Period ($000 Omitted)                    $   10,026     $   16,880     $   12,221     $      138
Ratio of Expenses to Average Net Assets(f)                          2.45%          2.07%          1.85%          1.63%(g)
Ratio of Net Investment Income (Loss) to Average Net Assets        (0.68%)        (0.57%)        (0.31%)         0.39%(g)
Portfolio Turnover Rate                                               60%            81%            99%            38%(h)

(a) From February 15, 2000, since inception of Class, to March 31, 2000.
(b) The per share information was computed based on average shares for the year ended March 31, 2001.
(c) Net Investment Income aggregated less than $0.01 on a per share basis for the period ended March 31, 2000.
(d) The applicable CDSC is not included in the Total Return calculation.
(e) Based on operations for the period shown and, accordingly, is not representative of a full year.
(f) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).
(g) Annualized
(h) Portfolio Turnover is calculated at the Fund level. Represents the period from November 1, 1999 to March 31, 2000.

FINANCIAL HIGHLIGHTS

FINANCIAL SERVICES FUND -- CLASS K
---------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                                                    PERIOD
                                                                                                     ENDED
                                                                         YEAR ENDED MARCH 31      MARCH 31
---------------------------------------------------------------------------------------------------------------
                                                                          2003          2002          2001(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period                               $   27.69     $   28.67     $   29.35
===============================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Income (Loss)                                              0.15         (0.03)        (0.17)
Net Gains or (Losses) on Securities (Both Realized and Unrealized)       (6.41)         0.90         (0.38)
===============================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                         (6.26)         0.87         (0.55)
===============================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                                          0.16          1.85          0.13
===============================================================================================================
Net Asset Value -- End of Period                                     $   21.27     $   27.69     $   28.67
===============================================================================================================

TOTAL RETURN                                                            (22.62%)        3.38%        (1.97%)(c)

RATIOS
Net Assets -- End of Period ($000 Omitted)                           $   1,348     $   1,033     $       1
Ratio of Expenses to Average Net Assets(d)(e)                             1.78%         1.63%         3.35%(f)
Ratio of Net Investment Income (Loss) to Average Net Assets(e)            0.18%        (0.12%)       (1.80%)(f)
Portfolio Turnover Rate                                                     60%           81%           99%(g)

(a) From December 1, 2000, since inception of Class, to March 31, 2001.
(b) The per share information was computed based on average shares for the year ended March 31, 2002.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(e) Various expenses of the Class were voluntarily absorbed by IFG for the year ended March 31, 2003. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 2.13%
    and ratio of net investment loss to average net assets would have been (0.17%).
(f) Annualized
(g) Portfolio Turnover is calculated at the Fund level. Represents the year ended March 31, 2001.

FINANCIAL HIGHLIGHTS

GOLD & PRECIOUS METALS FUND -- INVESTOR CLASS
------------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                            PERIOD
                                                                                             ENDED
                                                          YEAR ENDED MARCH 31             MARCH 31            YEAR ENDED OCTOBER 31
------------------------------------------------------------------------------------------------------------------------------------
                                                  2003           2002           2001          2000(a)           1999          1998
PER SHARE DATA
Net Asset Value -- Beginning of Period     $      2.29    $      1.43    $      1.60   $      1.83       $      1.90   $      3.21
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Income (Loss)                     (0.02)         (0.01)         (0.01)        (0.01)            (0.03)         0.01
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                  0.13           0.87          (0.12)        (0.22)            (0.04)        (1.29)
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                  0.11           0.86          (0.13)        (0.23)            (0.07)        (1.28)
====================================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                  0.00           0.00           0.04          0.00              0.00          0.03
====================================================================================================================================
Net Asset Value -- End of Period           $      2.40    $      2.29    $      1.43   $      1.60       $      1.83   $      1.90
====================================================================================================================================

TOTAL RETURN                                      4.80%         60.14%         (8.38%)      (12.58%)(c)        (3.68%)      (39.98%)

RATIOS

Net Assets -- End of Period ($000 Omitted) $    98,388    $   104,831    $    64,429   $    81,470       $    99,753   $   107,249
Ratio of Expenses to Average Net Assets(d)        1.88%          2.10%          2.34%         2.08%(e)          2.20%         1.90%
Ratio of Net Investment Loss to Average
  Net Assets                                     (0.79%)        (0.80%)        (0.99%)       (0.76%)(e)        (1.60%)       (0.93%)
Portfolio Turnover Rate                             84%            46%            90%           37%(c)           141%          133%

(a) From November 1, 1999 to March 31, 2000.
(b) The per share information was computed based on average shares for the years ended March 31, 2003, 2001 and October 31, 1999.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian, distribution and transfer agent fees).
(e) Annualized

FINANCIAL HIGHLIGHTS

GOLD & PRECIOUS METALS FUND -- CLASS A & CLASS B
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                         CLASS A      CLASS B

                                                            YEAR         YEAR
                                                           ENDED        ENDED
                                                        MARCH 31     MARCH 31
--------------------------------------------------------------------------------
                                                            2003(a)      2003(a)

PER SHARE DATA
Net Asset Value -- Beginning of Period                 $    2.29    $    2.29
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                        (0.02)       (0.02)
Net Gains on Securities (Both Realized and Unrealized)      0.12         0.12
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                            0.10         0.10
================================================================================
Net Asset Value -- End of Period                       $    2.39    $    2.39
================================================================================

TOTAL RETURN(c)                                             4.37%        4.37%

RATIOS
Net Assets -- End of Period ($000 Omitted)             $   1,514    $   2,315
Ratio of Expenses to Average Net Assets(d)(e)               2.09%        2.18%
Ratio of Net Investment Loss to Average Net Assets(e)      (1.09%)      (1.12%)
Portfolio Turnover Rate                                       84%          84%

(a) Class commenced operations on April 1, 2002.
(b) The per share information was computed based on average shares.
(c) The applicable sales charges for Class A or CDSC for Class B is not included in the Total Return calculation.
(d) Ratio is based on Total Expenses of the Class, less Expenses absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(e) Various expenses of Class A were voluntarily absorbed by IFG for the year ended March 31, 2003. If such expenses had not been voluntarily absorbed for Class A, ratio of expenses to average net assets would have been 2.11% and ratio of net investment loss to average net assets would have been (1.11%).

GOLD & PRECIOUS METALS FUND -- CLASS C

------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                             PERIOD
                                                                                              ENDED
                                                               YEAR ENDED MARCH 31         MARCH 31
------------------------------------------------------------------------------------------------------
                                                          2003          2002        2001       2000(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period               $    2.42     $    1.53   $    1.60  $    1.75
======================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss(c)                                   (0.00)        (0.07)      (0.01)     (0.00)
Net Gains or (Losses) on Securities (Both Realized
  and Unrealized)                                         0.10          0.96       (0.02)     (0.15)
======================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                          0.10          0.89       (0.03)     (0.15)
======================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                          0.00          0.00        0.04       0.00
======================================================================================================
Net Asset Value -- End of Period                     $    2.52     $    2.42   $    1.53  $    1.60
======================================================================================================

TOTAL RETURN(d)                                           4.13%        58.17%      (1.95%)    (8.57%)(e)

RATIOS
Net Assets -- End of Period ($000 Omitted)           $   2,459     $     515   $      57  $       1
Ratio of Expenses to Average Net Assets(f)                2.65%         3.33%       3.38%      3.54%(g)
Ratio of Net Investment Loss to Average Net Assets       (1.60%)       (1.67%)     (1.41%)    (0.82%)(g)
Portfolio Turnover Rate                                     84%           46%         90%        37%(h)

(a) From February 15, 2000, since inception of Class, to March 31, 2000.
(b) The per share information was computed based on average shares for the year ended March 31, 2001.
(c) Net Investment Loss aggregated less than $0.01 on a per share basis for the year ended March 31,
    2003 and the period ended March 31, 2000.
(d) The applicable CDSC is not included in the Total Return calculation.
(e) Based on operations for the period shown and, accordingly, is not representative of a full year.
(f) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements
    (which may include custodian fees).
(g) Annualized
(h) Portfolio Turnover is calculated at the Fund level. Represents the period from November 1, 1999 to
    March 31, 2000.

FINANCIAL HIGHLIGHTS

HEALTH SCIENCES FUND -- INVESTOR CLASS
------------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                             PERIOD
                                                                                              ENDED
                                                         YEAR ENDED MARCH 31               MARCH 31           YEAR ENDED OCTOBER 31
------------------------------------------------------------------------------------------------------------------------------------
                                                 2003          2002             2001           2000(a)           1999          1998
PER SHARE DATA
Net Asset Value -- Beginning of Period      $   47.56   $     45.78      $     55.52    $     58.39       $     62.12   $     57.50
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Income (Loss)                    (0.28)        (0.38)           (0.12)         (0.06)             0.14          0.13
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                (8.75)         2.18            (0.51)          3.53              5.02         13.55
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                (9.03)         1.80            (0.63)          3.47              5.16         13.68
====================================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                 0.00          0.02(c)          9.11           6.34              8.89          9.06
====================================================================================================================================
Net Asset Value -- End of Period            $   38.53   $     47.56      $     45.78    $     55.52       $     58.39   $     62.12
====================================================================================================================================

TOTAL RETURN                                   (18.99%)        3.95%           (4.12%)         6.30%(d)          8.44%        28.58%

RATIOS
Net Assets -- End of Period ($000 Omitted)  $ 954,765   $ 1,475,313      $ 1,580,378    $ 1,622,624       $ 1,574,020   $ 1,328,196
Ratio of Expenses to Average Net Assets(e)       1.44%         1.31%            1.23%          1.18%(f)          1.22%         1.12%
Ratio of Net Investment Income (Loss)
  to Average Net Assets                         (0.68%)       (0.75%)          (0.20%)        (0.22%)(f)         0.07%         0.25%
Portfolio Turnover Rate                           179%          160%             177%           107%(d)           127%           92%

(a) From November 1, 1999 to March 31, 2000.
(b) The per share information was computed based on average shares for the years ended March 31, 2003, 2002 and 2001 and the period ended March 31, 2000.
(c) Distribution was a tax return of capital.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian, distribution and transfer agent fees).
(f) Annualized

FINANCIAL HIGHLIGHTS

HEALTH SCIENCES FUND -- CLASS A & CLASS B
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                         CLASS A      CLASS B

                                                            YEAR         YEAR
                                                           ENDED        ENDED
                                                        MARCH 31     MARCH 31
--------------------------------------------------------------------------------
                                                            2003(a)      2003(a)

PER SHARE DATA
Net Asset Value -- Beginning of Period                 $   47.56    $   47.56
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                        (0.22)       (0.44)
Net Losses on Securities (Both Realized and Unrealized)    (8.78)       (8.78)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                           (9.00)       (9.22)
================================================================================
Net Asset Value -- End of Period                       $   38.56    $   38.34
================================================================================

TOTAL RETURN(c)                                           (18.92%)     (19.39%)

RATIOS
Net Assets -- End of Period ($000 Omitted)             $   3,731    $     621
Ratio of Expenses to Average Net Assets(d)(e)               1.41%        2.06%
Ratio of Net Investment Loss to Average Net Assets(e)      (0.69%)      (1.22%)
Portfolio Turnover Rate                                      179%         179%

(a) Class commenced operations on April 1, 2002.
(b) The per share information was computed based on average shares.
(c) The applicable sales charges for Class A or CDSC for Class B is not included in the Total Return calculation.
(d) Ratio is based on Total Expenses of the Class, less Expenses absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).
(e) Various expenses of each Class were voluntarily absorbed by IFG for the year ended March 31, 2003. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.88% for Class A and 2.51% for Class B and ratio of net investment loss to average net assets would have been (1.16%) for Class A and (1.67%) for Class B.

FINANCIAL HIGHLIGHTS

HEALTH SCIENCES FUND -- CLASS C
-----------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                      PERIOD
                                                                                                       ENDED
                                                                    YEAR ENDED MARCH 31             MARCH 31
-----------------------------------------------------------------------------------------------------------------
                                                             2003         2002            2001          2000(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period                 $    46.68   $    45.40      $    55.50    $    62.05
=================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                         (1.20)       (0.35)          (0.05)        (0.03)
Net Gains or (Losses) on Securities (Both Realized
  and Unrealized)                                           (8.21)        1.65           (0.94)        (6.52)
=================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                            (9.41)        1.30           (0.99)        (6.55)
=================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                             0.00         0.02(c)         9.11          0.00
=================================================================================================================
Net Asset Value -- End of Period                       $    37.27   $    46.68      $    45.40    $    55.50
=================================================================================================================

TOTAL RETURN(d)                                            (20.16%)       2.85%          (4.79%)      (10.56%)(e)

RATIOS
Net Assets -- End of Period ($000 Omitted)             $    5,846   $   15,892      $   10,767    $      470
Ratio of Expenses to Average Net Assets(f)(g)                2.81%        2.26%           2.03%         1.65%(h)
Ratio of Net Investment Loss to Average Net Assets(g)       (2.04%)      (1.70%)         (1.08%)       (0.54%)(h)
Portfolio Turnover Rate                                       179%         160%            177%          107%(i)

(a) From February 15, 2000, since inception of Class, to March 31, 2000.
(b) The per share information was computed based on average shares for the period ended March 31, 2000.
(c) Distribution was a tax return of capital.
(d) The applicable CDSC is not included in the Total Return calculation.
(e) Based on operations for the period shown and, accordingly, is not representative of a full year.
(f) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(g) Various expenses of the Class were voluntarily absorbed by IFG for the year ended March 31, 2003. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 3.27% and ratio of net investment loss to average net assets would have been (2.50%).
(h) Annualized
(i) Portfolio Turnover is calculated at the Fund level. Represents the period from November 1, 1999 to March 31,
    2000.

FINANCIAL HIGHLIGHTS

HEALTH SCIENCES FUND -- CLASS K
--------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                       PERIOD
                                                                                        ENDED
                                                            YEAR ENDED MARCH 31      MARCH 31
--------------------------------------------------------------------------------------------
                                                             2003          2002          2001(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period               $      46.98  $      45.43    $    55.84
==================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                         (0.23)        (0.48)        (0.22)
Net Gains or (Losses) on Securities (Both Realized
  and Unrealized)                                           (8.94)         2.05        (10.19)
==================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                            (9.17)         1.57        (10.41)
==================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                             0.00          0.02(c)       0.00
==================================================================================================
Net Asset Value -- End of Period                     $      37.81  $      46.98    $    45.43
==================================================================================================

TOTAL RETURN                                               (19.50%)        3.42%       (18.64%)(d)

RATIOS
Net Assets -- End of Period ($000 Omitted)           $      1,990     $   2,405    $        1
Ratio of Expenses to Average Net Assets(e)                   2.07%         1.71%         3.62%(f)
Ratio of Net Investment Loss to Average Net Assets          (1.29%)       (1.09%)       (2.75%)(f)
Portfolio Turnover Rate                                    179%          160%          177%(g)

(a) From December 1, 2000, since inception of Class, to March 31, 2001.
(b) The per share information was computed based on average shares for the year ended March 31,
    2002.
(c) Distribution was a tax return of capital.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements
    (which may include custodian fees).
(f) Annualized
(g) Portfolio turnover is calculated at the Fund level. Represents the year ended March 31, 2001.

FINANCIAL HIGHLIGHTS

LEISURE FUND -- INVESTOR CLASS
------------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                              PERIOD
                                                                                               ENDED
                                                             YEAR ENDED MARCH 31            MARCH 31          YEAR ENDED OCTOBER 31
------------------------------------------------------------------------------------------------------------------------------------
                                                      2003          2002          2001          2000(a)          1999          1998
PER SHARE DATA
Net Asset Value -- Beginning of Period           $   38.95     $   37.13     $   47.12     $   43.21        $   27.92     $   27.21
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss(c)                               (0.23)        (0.03)        (0.00)        (0.13)           (0.00)        (0.00)
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                     (7.89)         2.21         (3.05)         7.27            17.20          3.69
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                     (8.12)         2.18         (3.05)         7.14            17.20          3.69
====================================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                      0.00          0.36          6.94          3.23             1.91          2.98
====================================================================================================================================
Net Asset Value -- End of Period                 $   30.83     $   38.95     $   37.13     $   47.12        $   43.21     $   27.92
====================================================================================================================================

TOTAL RETURN                                        (20.87%)        6.01%        (5.50%)       17.34%(d)        65.13%        15.16%

RATIOS
Net Assets -- End of Period ($000 Omitted)       $ 536,108     $ 799,465     $ 607,428     $ 549,523        $ 443,348     $ 228,681
Ratio of Expenses to Average Net Assets(e)            1.50%         1.40%         1.36%         1.28%(f)         1.44%         1.41%
Ratio of Net Investment Loss to Average
  Net Assets                                        (0.69%)       (0.64%)       (0.51%)       (0.65%)(f)       (0.68%)       (0.09%)
Portfolio Turnover Rate                                20%           27%           28%           23%(d)           35%           31%

(a) From November 1, 1999 to March 31, 2000.
(b) The per share information was computed based on average shares for the year ended March 31, 2003 and the period ended March 31,
    2000.
(c) Net Investment Loss aggregated less than $0.01 on a per share basis for the year ended March 31, 2001 and the years ended
    October 31, 1999 and 1998.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian, distribution and transfer agent fees).
(f) Annualized

FINANCIAL HIGHLIGHTS

LEISURE FUND -- CLASS A & CLASS B
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                         CLASS A     CLASS B

                                                            YEAR        YEAR
                                                           ENDED       ENDED
                                                        MARCH 31    MARCH 31
--------------------------------------------------------------------------------
                                                            2003(a)     2003(a)

PER SHARE DATA
Net Asset Value -- Beginning of Period                $    38.96    $    38.96
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                        (0.17)        (0.38)
Net Losses on Securities (Both Realized
  and Unrealized)                                          (7.91)        (7.93)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                           (8.08)        (8.31)
================================================================================
Net Asset Value -- End of Period                      $    30.88    $    30.65
================================================================================

TOTAL RETURN(c)                                           (20.74%)      (21.33%)

RATIOS
Net Assets -- End of Period ($000 Omitted)            $   27,175    $    8,268
Ratio of Expenses to Average Net Assets(d)(e)               1.42%         2.14%
Ratio of Net Investment Loss to Average Net Assets(e)      (0.56%)       (1.29%)
Portfolio Turnover Rate                                       20%           20%

(a) Class commenced operations on April 1, 2002.
(b) The per share information was computed based on average shares.
(c) The applicable sales charges for Class A or CDSC for Class B is not included in the Total Return calculation.
(d) Ratio is based on Total Expenses of the Class, less Expenses absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(e) Various expenses of Class B were voluntarily absorbed by IFG for the year ended March 31, 2003. If such expenses had not been voluntarily absorbed for Class B, ratio of expenses to average net assets would have been 2.23% and ratio of net investment loss to average net assets would have been (1.38%).

FINANCIAL HIGHLIGHTS

LEISURE FUND -- CLASS C
----------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                     PERIOD
                                                                                                      ENDED
                                                                  YEAR ENDED MARCH 31              MARCH 31
----------------------------------------------------------------------------------------------------------------
                                                           2003           2002           2001          2000(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period               $    38.29     $    36.80     $    47.09    $    45.51
================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                       (0.18)         (0.17)         (0.13)        (0.02)
Net Gains or (Losses) on Securities (Both Realized
  and Unrealized)                                         (8.11)          2.02          (3.22)         1.60
================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                          (8.29)          1.85          (3.35)         1.58
================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                           0.00           0.36           6.94          0.00
================================================================================================================
Net Asset Value -- End of Period                     $    30.00     $    38.29     $    36.80    $    47.09
================================================================================================================

TOTAL RETURN(c)                                          (21.65%)         5.10%         (6.18%)        3.47%(d)

RATIOS
Net Assets -- End of Period ($000 Omitted)            $   17,768     $   16,307     $    5,388    $       84
Ratio of Expenses to Average Net Assets(e)                 2.44%          2.26%          2.08%         1.71%(f)
Ratio of Net Investment Loss to Average Net Assets        (1.62%)        (1.48%)        (1.08%)       (0.42%)(f)
Portfolio Turnover Rate                                      20%            27%            28%           23%(g)

(a) From February 15, 2000, since inception of Class, to March 31, 2000.
(b) The per share information was computed based on average shares for the period ended March 31, 2000.
(c) The applicable CDSC is not included in the Total Return calculation.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).
(f) Annualized
(g) Portfolio Turnover is calculated at the Fund level. Represents the period from November 1, 1999 to March 31,
    2000.

FINANCIAL HIGHLIGHTS

LEISURE FUND -- CLASS K
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                          YEAR       PERIOD
                                                         ENDED        ENDED
                                                      MARCH 31     MARCH 31
--------------------------------------------------------------------------------
                                                          2003         2002(a)

PER SHARE DATA
Net Asset Value -- Beginning of Period               $   38.98    $   36.11
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                      (0.06)       (0.09)
Net Gains or (Losses) on Securities (Both Realized
  and Unrealized)                                        (8.18)        2.96
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                         (8.24)        2.87
================================================================================
Net Asset Value -- End of Period                     $   30.74    $   38.98
================================================================================

TOTAL RETURN                                            (21.14%)       7.95%(c)

RATIOS
Net Assets -- End of Period ($000 Omitted)           $  67,465    $  62,226
Ratio of Expenses to Average Net Assets(d)(e)             1.87%        1.23%(f)
Ratio of Net Investment Loss to Average Net Assets(e)    (1.05%)      (0.48%)(f)
Portfolio Turnover Rate                                     20%          27%(g)

(a) From December 17, 2001, since inception of Class, to March 31, 2002.
(b) The per share information was computed based on average shares for the period ended March 31, 2002.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(e) Various expenses of the Class were voluntarily absorbed by IFG for the year ended March 31, 2003. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 2.21% and ratio of net investment loss to average net assets would have been (1.39%).
(f) Annualized
(g) Portfolio turnover is calculated at the Fund level. Represents the year ended March 31, 2002.

FINANCIAL HIGHLIGHTS

REAL ESTATE OPPORTUNITY FUND -- INVESTOR CLASS
------------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                              PERIOD
                                                                                               ENDED
                                                                YEAR ENDED MARCH 31         MARCH 31            YEAR ENDED JULY 31
------------------------------------------------------------------------------------------------------------------------------------
                                                            2003        2002       2001         2000(a)          1999         1998

PER SHARE DATA
Net Asset Value -- Beginning of Period                  $   7.89    $   7.12   $   6.63     $   6.90         $   9.15     $  10.99
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                       0.28        0.24       0.26         0.27             0.33         0.38
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                           (0.37)       0.78       0.48        (0.28)           (1.56)       (0.96)
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                           (0.09)       1.02       0.74        (0.01)           (1.23)       (0.58)
====================================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                            0.27        0.25       0.25         0.26             1.02         1.26
====================================================================================================================================
Net Asset Value -- End of Period                        $   7.53    $   7.89   $   7.12     $   6.63         $   6.90     $   9.15
====================================================================================================================================

TOTAL RETURN                                               (1.12%)     14.67%     11.05%       (0.03%)(b)      (13.29%)      (6.49%)

RATIOS
Net Assets -- End of Period ($000 Omitted)              $ 20,313    $ 20,345   $ 28,546     $ 20,046         $ 17,406     $ 23,548
Ratio of Expenses to Average Net Assets(c)(d)               1.60%       1.61%      1.60%        1.34%(e)         1.34%        1.22%
Ratio of Net Investment Income to Average Net Assets(d)     3.92%       3.58%      3.52%        5.54%(e)         4.23%        3.53%
Portfolio Turnover Rate                                      248%        196%       338%(f)      272%(b)(f)       697%(f)      258%

(a) From August 1, 1999 to March 31, 2000.
(b) Based on operations for the period shown and, accordingly, is not representative of a full year.
(c) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).
(d) Various expenses of the Class were voluntarily absorbed by IFG for the years ended March 31, 2003, 2002 and 2001, the period ended March 31, 2000 and the years ended July 31, 1999 and 1998. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 2.43%, 2.25%, 2.03%, 2.73% (annualized), 2.76% and 1.97%, respectively, and ratio of net investment income to average net assets would have been 3.09%, 2.94%, 3.09%, 4.15% (annualized), 2.81% and 2.78%, respectively.
(e) Annualized
(f) Portfolio Turnover was greater than expected during the year due to active trading undertaken in response to market conditions.

FINANCIAL HIGHLIGHTS

REAL ESTATE OPPORTUNITY FUND -- CLASS A & CLASS B
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                          CLASS A     CLASS B

                                                             YEAR        YEAR
                                                            ENDED       ENDED
                                                         MARCH 31    MARCH 31
--------------------------------------------------------------------------------
                                                             2003(a)     2003(a)

PER SHARE DATA
Net Asset Value -- Beginning of Period                  $    7.89   $    7.89
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                        0.28        0.21
Net Losses on Securities (Both Realized
  and Unrealized)                                           (0.39)      (0.36)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                            (0.11)      (0.15)
================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                             0.34        0.32
================================================================================
Net Asset Value -- End of Period                        $    7.44   $    7.42
================================================================================

TOTAL RETURN(b)                                             (1.45%)     (1.94%)

RATIOS
Net Assets -- End of Period ($000 Omitted)              $   2,409   $     133
Ratio of Expenses to Average Net Assets(c)(d)                1.66%       2.36%
Ratio of Net Investment Income to Average Net Assets(d)      4.57%       3.49%
Portfolio Turnover Rate                                       248%        248%

(a) Class commenced operations on April 1, 2002.
(b) The applicable sales charges for Class A or CDSC for Class B is not included in the Total Return calculation.
(c) Ratio is based on Total Expenses of the Class, less Expenses absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(d) Various expenses of Class B were voluntarily absorbed by IFG for the year ended March 31, 2003. If such expenses had not been voluntarily absorbed for Class B, ratio of expenses to average net assets would have been 3.73% and ratio of net investment income to average net assets would have been 2.12%.

FINANCIAL HIGHLIGHTS

REAL ESTATE OPPORTUNITY FUND -- CLASS C
----------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                               PERIOD
                                                                                                                ENDED
                                                                              YEAR ENDED MARCH 31            MARCH 31
----------------------------------------------------------------------------------------------------------------------------
                                                                          2003        2002       2001            2000(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period                               $    7.95   $    7.10  $    6.62       $    6.58
============================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                                     0.14        0.14       0.20            0.08
Net Gains or (Losses) on Securities (Both Realized and Unrealized)       (0.28)       0.82       0.48            0.06
============================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                         (0.14)       0.96       0.68            0.14
============================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                                          0.08        0.11       0.20            0.10
============================================================================================================================
Net Asset Value -- End of Period                                     $    7.73   $    7.95  $    7.10       $    6.62
============================================================================================================================

TOTAL RETURN(b)                                                          (1.81%)     13.69%     10.20%           2.10%(c)

RATIOS
Net Assets -- End of Period ($000 Omitted)                           $     838   $     484  $   1,336       $     143
Ratio of Expenses to Average Net Assets(d)(e)                             2.35%       2.37%      2.26%           1.77%(f)
Ratio of Net Investment Income to Average Net Assets(e)                   3.25%       2.72%      2.90%          19.13%(f)
Portfolio Turnover Rate                                                    248%        196%       338%(g)         272%(g)(h)


(a) From February 15, 2000, since inception of Class, to March 31, 2000.
(b) The applicable CDSC is not included in the Total Return calculation.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).
(e) Various expenses of the Class were voluntarily absorbed by IFG for the years ended March 31, 2003, 2002 and 2001 and the period ended March 31, 2000. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 3.74%, 2.72%, 2.26% and 2.04% (annualized), respectively, and ratio of net investment income to average net assets would have been 1.86%, 2.37%, 2.90% and 18.86% (annualized), respectively.
(f) Annualized
(g) Portfolio Turnover was greater than expected during the year due to active trading undertaken in response to market conditions.
(h) Portfolio Turnover is calculated at the Fund level. Represents the period from August 1, 1999 to March 31, 2000.

FINANCIAL HIGHLIGHTS

TECHNOLOGY FUND -- INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                        PERIOD           PERIOD
                                                                                                         ENDED            ENDED
                                                                   YEAR ENDED MARCH 31                MARCH 31       OCTOBER 31
------------------------------------------------------------------------------------------------------------------------------------
                                                            2003          2002            2001            2000(a)          1999(b)
PER SHARE DATA
Net Asset Value -- Beginning of Period                 $   30.93   $     35.98     $    102.55     $     58.43        $   33.85
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(c)
Net Investment Loss                                        (0.12)        (0.16)          (0.06)          (0.04)           (0.16)
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                          (13.47)        (4.89)         (63.87)          48.07            24.74
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                          (13.59)        (5.05)         (63.93)          48.03            24.58
====================================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                            0.00          0.00            2.64            3.91             0.00
====================================================================================================================================
Net Asset Value -- End of Period                       $   17.34   $     30.93     $     35.98     $    102.55        $   58.43
====================================================================================================================================

TOTAL RETURN                                              (43.94%)      (14.04%)        (63.39%)         86.14%(d)        72.61%(d)

RATIOS
Net Assets -- End of Period ($000 Omitted)             $ 707,040   $ 1,360,738     $ 1,396,788     $ 4,453,520        $ 951,925
Ratio of Expenses to Average Net Assets(e)                  0.90%         0.74%           0.58%           0.56%(f)         0.74%(f)
Ratio of Net Investment Loss to Average Net Assets         (0.59%)       (0.46%)         (0.08%)         (0.15%)(f)       (0.36%)(f)
Portfolio Turnover Rate                                      107%           79%             85%             28%(d)          143%(g)

(a) From November 1, 1999 to March 31, 2000.
(b) From December 22, 1998, since inception of Class, to October 31, 1999.
(c) The per share information was computed based on average shares for the years ended March 31, 2003 and 2002 and the period ended
    October 31, 1999.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).
(f) Annualized
(g) Portfolio Turnover is calculated at the Fund level. Represents the year ended October 31, 1999.

FINANCIAL HIGHLIGHTS

TECHNOLOGY FUND -- INVESTOR CLASS
------------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                           PERIOD
                                                                                            ENDED
                                                       YEAR ENDED MARCH 31               MARCH 31             YEAR ENDED OCTOBER 31
------------------------------------------------------------------------------------------------------------------------------------
                                                2003          2002           2001            2000(a)           1999           1998
PER SHARE DATA
Net Asset Value -- Beginning of Period     $   30.41   $     35.60    $    101.92     $     58.17       $     28.07    $     35.97
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Loss(b)                         (0.14)        (0.08)         (0.10)          (0.03)            (0.07)         (0.00)
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)              (13.37)        (5.11)        (63.58)          47.69             30.17          (1.45)
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS              (13.51)        (5.19)        (63.68)          47.66             30.10          (1.45)
====================================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                0.00          0.00           2.64            3.91              0.00           6.45
====================================================================================================================================
Net Asset Value -- End of Period           $   16.90   $     30.41    $     35.60     $    101.92       $     58.17    $     28.07
====================================================================================================================================

TOTAL RETURN                                  (44.43%)      (14.58%)       (63.54%)         85.87%(c)        107.23%         (2.47%)

RATIOS

Net Assets -- End of Period ($000 Omitted) $ 853,530   $ 1,865,251    $ 2,181,879     $ 5,034,087       $ 2,081,613    $ 1,008,771
Ratio of Expenses to Average Net Assets(d)      1.77%         1.37%          0.98%           0.88%(e)          1.20%          1.17%
Ratio of Net Investment Loss
  to Average Net Assets                        (1.46%)       (1.08%)        (0.47%)         (0.48%)(e)        (0.79%)        (0.49%)
Portfolio Turnover Rate                          107%           79%            85%             28%(c)           143%           178%

(a) From November 1, 1999 to March 31, 2000.
(b) Net Investment Loss aggregated less than $0.01 on a per share basis for the year ended October 31, 1998.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian, distribution and transfer agent fees).
(e) Annualized

FINANCIAL HIGHLIGHTS

TECHNOLOGY FUND -- CLASS A & CLASS B
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                        CLASS A       CLASS B

                                                           YEAR          YEAR
                                                          ENDED         ENDED
                                                       MARCH 31      MARCH 31
--------------------------------------------------------------------------------
                                                           2003(a)       2003(a)

PER SHARE DATA
Net Asset Value -- Beginning of Period                 $   30.41     $   30.41
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                       (0.20)        (0.27)
Net Losses on Securities
  (Both Realized and Unrealized)                         (13.23)       (13.30)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                         (13.43)       (13.57)
================================================================================
Net Asset Value -- End of Period                      $   16.98     $   16.84
================================================================================

TOTAL RETURN(c)                                          (44.16%)      (44.62%)

RATIOS
Net Assets -- End of Period ($000 Omitted)            $   4,460     $     532
Ratio of Expenses to Average Net Assets(d)(e)              1.47%         2.15%
Ratio of Net Investment Loss to Average Net Assets(e)     (1.12%)       (1.71%)
Portfolio Turnover Rate                                     107%          107%

(a) Class commenced operations on April 1, 2002.
(b) The per share information was computed based on average shares.
(c) The applicable sales charges for Class A or CDSC for Class B is not included in the Total Return calculation.
(d) Ratio is based on Total Expenses of each Class, less Expenses absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).
(e) Various expenses of each Class were voluntarily absorbed by IFG for the year ended March 31, 2003. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.51% for Class A and 2.74% for Class B and ratio of net investment loss to average net assets would have been (1.16%) for Class A and (2.30%) for Class B.

FINANCIAL HIGHLIGHTS

TECHNOLOGY FUND -- CLASS C
-------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                        PERIOD
                                                                                                         ENDED
                                                                     YEAR ENDED MARCH 31              MARCH 31
-------------------------------------------------------------------------------------------------------------------
                                                              2003          2002           2001           2000(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period                  $    29.73    $    35.22     $   101.85     $    95.51
===================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                          (0.62)        (0.22)         (0.18)         (0.15)
Net Gains or (Losses) on Securities (Both Realized
  and Unrealized)                                           (12.72)        (5.27)        (63.81)          6.49
===================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                            (13.34)        (5.49)        (63.99)          6.34
===================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                              0.00          0.00           2.64           0.00
===================================================================================================================
Net Asset Value -- End of Period                        $    16.39    $    29.73     $    35.22     $   101.85
===================================================================================================================

TOTAL RETURN(c)                                             (44.87%)      (15.59%)       (63.89%)         6.63%(d)

RATIOS
Net Assets -- End of Period ($000 Omitted)              $    5,759    $   18,910     $   15,919     $    2,970
Ratio of Expenses to Average Net Assets(e)(f)                 2.69%         2.54%          1.86%          1.45%(g)
Ratio of Net Investment Loss to Average Net Assets(f)        (2.39%)       (2.26%)        (1.30%)        (1.03%)(g)
Portfolio Turnover Rate                                        107%           79%            85%            28%(h)

(a) From February 15, 2000, since inception of Class, to March 31, 2000.
(b) The per share information was computed based on average shares for the period ended March 31, 2000.
(c) The applicable CDSC is not included in the Total Return calculation.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(f) Various expenses of the Class were voluntarily absorbed by IFG for the year ended March 31, 2003. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 3.95%, and ratio of net investment loss to average net assets would have been (3.65%).
(g) Annualized
(h) Portfolio Turnover is calculated at the Fund level. Represents the period from November 1, 1999 to March 31,
    2000.

FINANCIAL HIGHLIGHTS

TECHNOLOGY FUND -- CLASS K
-------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                            PERIOD
                                                                                             ENDED
                                                                YEAR ENDED MARCH 31       MARCH 31
-------------------------------------------------------------------------------------------------------
                                                                2003           2002           2001(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period                    $    30.22     $    35.09     $    60.01
=======================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                            (0.07)         (0.27)         (0.82)
Net Losses on Securities (Both Realized and Unrealized)       (13.37)         (4.60)        (24.10)
=======================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                              (13.44)         (4.87)        (24.92)
=======================================================================================================
Net Asset Value -- End of Period                          $    16.78     $    30.22     $    35.09
=======================================================================================================

TOTAL RETURN                                                  (44.47%)       (13.85%)       (41.54%)(c)

RATIOS
Net Assets -- End of Period ($000 Omitted)                $   22,156     $   27,147     $        1
Ratio of Expenses to Average Net Assets(d)(e)                   1.88%          1.28%          5.18%(f)
Ratio of Net Investment Loss to Average Net Assets(e)          (1.55%)        (1.15%)        (4.67%)(f)
Portfolio Turnover Rate                                          107%            79%            85%(g)

(a) From December 1, 2000, since inception of Class, to March 31, 2001.
(b) The per share information was computed based on average shares for the year ended March 31, 2002.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(e) Various expenses of the Class were voluntarily absorbed by IFG for the year ended March 31, 2003.
    If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 2.49%, and ratio of net investment loss to average net assets would have been (2.16%).
(f) Annualized
(g) Portfolio Turnover is calculated at the Fund level. Represents the year ended March 31, 2001.

FINANCIAL HIGHLIGHTS

TELECOMMUNICATIONS FUND -- INVESTOR CLASS
------------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                           PERIOD
                                                                                            ENDED
                                                        YEAR ENDED MARCH 31              MARCH 31               YEAR ENDED JULY 31
------------------------------------------------------------------------------------------------------------------------------------
                                                   2003        2002          2001            2000(a)            1999          1998
PER SHARE DATA
Net Asset Value -- Beginning of Period        $   12.36   $   23.89   $     64.42     $     31.80        $     19.60     $   15.31
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Income (Loss)(c)                   (0.04)      (0.11)        (0.16)          (0.10)             (0.00)         0.01
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                  (4.36)     (11.42)       (38.91)          32.87              12.57          5.32
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                  (4.40)     (11.53)       (39.07)          32.77              12.57          5.33
====================================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                   0.00        0.00          1.46            0.15               0.37          1.04
====================================================================================================================================
Net Asset Value -- End of Period              $    7.96   $   12.36   $     23.89     $     64.42        $     31.80     $   19.60
====================================================================================================================================

TOTAL RETURN                                     (35.60%)    (48.26%)      (61.42%)        103.25%(d)          65.52%        36.79%

RATIOS

Net Assets -- End of Period ($000 Omitted)    $ 274,947   $ 573,969   $ 1,486,660     $ 4,125,890        $ 1,029,256     $ 276,577
Ratio of Expenses to Average Net Assets(e)(f)      1.81%       1.70%         1.10%           0.99%(g)           1.24%         1.32%
Ratio of Net Investment Loss
  to Average Net Assets(f)                        (0.49%)     (0.57%)       (0.32%)         (0.32%)(g)         (0.49%)       (0.16%)
Portfolio Turnover Rate                             137%         91%           61%             24%(d)             62%           55%

(a) From August 1, 1999 to March 31, 2000.
(b) The per share information was computed based on average shares for the years ended March 31, 2003, 2002 and 2001 and the period ended March 31, 2000.
(c) Net Investment Loss aggregated less than $0.01 on a per share basis for the year ended July 31, 1999.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian, distribution and transfer agent fees).
(f) Various expenses of the Class were voluntarily absorbed by IFG for the year ended March 31, 2003. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 2.76% and ratio of net investment loss to average net assets would have been (1.44%).
(g) Annualized

FINANCIAL HIGHLIGHTS

TELECOMMUNICATIONS FUND-- CLASS A & CLASS B
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                          CLASS A     CLASS B

                                                             YEAR        YEAR
                                                            ENDED       ENDED
                                                         MARCH 31    MARCH 31
--------------------------------------------------------------------------------
                                                             2003(a)     2003(a)

PER SHARE DATA
Net Asset Value -- Beginning of Period                    $ 12.36     $ 12.36
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Loss                                         (0.08)      (0.03)
Net Losses on Securities (Both Realized and Unrealized)     (4.36)      (4.44)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                            (4.44)      (4.47)
================================================================================
Net Asset Value -- End of Period                          $  7.92     $  7.89
================================================================================

TOTAL RETURN(b)                                            (35.92%)    (36.17%)

RATIOS
Net Assets -- End of Period ($000 Omitted)                $   326     $    16
Ratio of Expenses to Average Net Assets(c)(d)                1.66%       2.57%
Ratio of Net Investment Loss to Average Net Assets(d)       (0.65%)     (1.44%)
Portfolio Turnover Rate                                       137%        137%

(a) Class commenced operations on April 1, 2002.
(b) The applicable sales charges for Class A or CDSC for Class B is not included in the Total Return calculation.
(c) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by the Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(d) Various expenses of Class B were voluntarily absorbed by IFG for the year ended March 31, 2003. If such expenses had not been voluntarily absorbed for Class B, ratio of expenses to average net assets would have been 12.15% and ratio of net investment loss to average net assets would have been (11.02%).

FINANCIAL HIGHLIGHTS

TELECOMMUNICATIONS FUND -- CLASS C
-------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                        PERIOD
                                                                                                         ENDED
                                                                     YEAR ENDED MARCH 31              MARCH 31
-------------------------------------------------------------------------------------------------------------------
                                                              2003          2002           2001           2000(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period                  $    12.10    $    23.70     $    64.37     $    59.28
===================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                          (0.34)        (0.04)         (0.13)         (0.06)
Net Gains or (Losses) on Securities (Both Realized
  and Unrealized)                                            (4.04)       (11.56)        (39.08)          5.15
===================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                             (4.38)       (11.60)        (39.21)          5.09
===================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                              0.00          0.00           1.46           0.00
===================================================================================================================
Net Asset Value -- End of Period                        $     7.72    $    12.10     $    23.70     $    64.37
===================================================================================================================

TOTAL RETURN(c)                                             (36.20%)      (48.95%)       (61.69%)         8.59%(d)

RATIOS
Net Assets -- End of Period ($000 Omitted)              $    2,188    $   10,392     $   11,980     $    2,530
Ratio of Expenses to Average Net Assets(e)(f)                 2.63%         2.60%          1.99%          1.49%(g)
Ratio of Net Investment Loss to Average Net Assets(f)        (1.18%)       (1.52%)        (1.18%)        (0.86%)(g)
Portfolio Turnover Rate                                        137%           91%            61%            24%(h)

(a) From February 15, 2000, since inception of Class, to March 31, 2000.
(b) The per share information was computed based on average shares for the period ended March 31, 2000.
(c) The applicable CDSC is not included in the Total Return calculation.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(f) Various expenses the Class were voluntarily absorbed by IFG for the year ended March 31, 2003. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 5.76% and ratio of net investment loss to average net assets would have been (4.31%).
(g) Annualized
(h) Portfolio Turnover is calculated at the Fund level. Represents the period from August 1, 1999 to March 31,
    2000.

FINANCIAL HIGHLIGHTS

TELECOMMUNICATIONS FUND -- CLASS K
--------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                 PERIOD
                                                                                  ENDED
                                                         YEAR ENDED MARCH 31   MARCH 31
--------------------------------------------------------------------------------------------
                                                           2003        2002        2001(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period                  $ 12.30     $ 23.80     $ 36.43
============================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Loss(b)                                    (0.02)      (0.15)      (0.19)
Net Losses on Securities (Both Realized
  and Unrealized)                                         (4.38)     (11.35)     (12.44)
============================================================================================
TOTAL FROM INVESTMENT OPERATIONS                          (4.40)     (11.50)     (12.63)
============================================================================================
Net Asset Value -- End of Period                        $  7.90     $ 12.30     $ 23.80
============================================================================================

TOTAL RETURN                                             (35.77%)    (48.32%)    (34.67%)(c)

RATIOS
Net Assets -- End of Period ($000 Omitted)              $   666     $   864     $     1
Ratio of Expenses to Average Net Assets(d)(e)              2.06%       2.21%       2.30%(f)
Ratio of Net Investment Loss to Average Net Assets(e)     (0.77%)     (1.32%)     (1.52%)(f)
Portfolio Turnover Rate                                     137%         91%         61%(g)

(a) From December 1, 2000, since inception of Class, to March 31, 2001.
(b) The per share information was computed based on average shares for the year ended March
    31, 2002.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment
    Adviser, which is before any expense offset arrangements (which may include custodian fees).
(e) Various expenses of the Class were voluntarily absorbed by IFG for the years ended March
    31, 2003 and 2002 and the period ended March 31, 2001. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 3.30%,
    2.42% and 3.38% (annualized), respectively, and ratio of net investment loss to average net assets would have been (2.01%), (1.53%) and (2.60%) (annualized), respectively.
(f) Annualized
(g) Portfolio Turnover is calculated at the Fund level. Represents the year ended March 31,
    2001.

FINANCIAL HIGHLIGHTS

UTILITIES FUND -- INVESTOR CLASS
------------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                               PERIOD
                                                                                                ENDED
                                                             YEAR ENDED MARCH 31             MARCH 31        YEAR ENDED OCTOBER 31
------------------------------------------------------------------------------------------------------------------------------------
                                                      2003           2002          2001          2000(a)         1999         1998
PER SHARE DATA
Net Asset Value -- Beginning of Period            $  10.66      $   16.20     $   20.42     $   17.68       $   14.73    $   12.42
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                 0.23           0.15          0.13          0.04            0.17         0.30
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                     (2.46)         (5.54)        (3.22)         3.95            3.20         2.56
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                     (2.23)         (5.39)        (3.09)         3.99            3.37         2.86
====================================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                      0.24(b)        0.15          1.13          1.25            0.42         0.55
====================================================================================================================================
Net Asset Value -- End of Period                  $   8.19      $   10.66     $   16.20     $   20.42       $   17.68    $   14.73
====================================================================================================================================

TOTAL RETURN                                        (20.99%)       (33.34%)      (15.18%)       23.99%(c)       23.22%       23.44%

RATIOS
Net Assets -- End of Period ($000 Omitted)        $ 72,749      $ 124,578     $ 232,877     $ 260,554       $ 223,334    $ 177,309
Ratio of Expenses to Average Net Assets(d)(e)         1.30%          1.30%         1.30%         1.24%(f)        1.26%        1.29%
Ratio of Net Investment Income
  to Average Net Assets(e)                            2.63%          1.09%         0.74%         0.50%(f)        1.02%        1.82%
Portfolio Turnover Rate                                 64%            56%           49%           18%(c)          32%          47%

(a) From November 1, 1999 to March 31, 2000.
(b) Dividends and Distributions included a tax return of capital which aggregated less than $0.01 on a per share basis.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian and transfer agent fees).
(e) Various expenses of the Class were voluntarily absorbed by IFG for the years ended March 31, 2003, 2002 and 2001, the period ended March 31, 2000 and the years ended October 31, 1999 and 1998. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.90%, 1.57%, 1.40%, 1.33% (annualized), 1.43% and 1.36%, respectively, and ratio of net investment income to average net assets would have been 2.03%, 0.82%, 0.64%, 0.41% (annualized), 0.85% and 1.75%, respectively.
(f) Annualized

FINANCIAL HIGHLIGHTS

UTILITIES FUND -- CLASS A & CLASS B
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                         CLASS A      CLASS B

                                                            YEAR         YEAR
                                                           ENDED        ENDED
                                                        MARCH 31     MARCH 31
--------------------------------------------------------------------------------
                                                            2003(a)      2003(a)


PER SHARE DATA
Net Asset Value -- Beginning of Period                   $ 10.66      $ 10.66
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                       0.16         0.13
Net Losses on Securities (Both Realized
  and Unrealized)                                          (2.40)       (2.43)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                           (2.24)       (2.30)
================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                            0.29(b)      0.21(b)
================================================================================
Net Asset Value -- End of Period                         $  8.13      $  8.15
================================================================================

TOTAL RETURN(c)                                           (21.05%)     (21.67%)

RATIOS
Net Assets -- End of Period ($000 Omitted)               $   450      $   193
Ratio of Expenses to Average Net Assets(d)(e)               1.41%        2.14%
Ratio of Net Investment Income to Average Net Assets(e)     2.79%        1.84%
Portfolio Turnover Rate                                       64%          64%

(a) Class commenced operations on April 1, 2002.
(b) Dividends and Distributions included a tax return of capital which aggregated less than $0.01 on a per share basis.
(c) The applicable sales charges for Class A or CDSC for Class B is not included in the Total Return calculation.
(d) Ratio is based on Total Expenses of the Class, less Expensed Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).
(e) Various expenses of each Class were voluntarily absorbed by IFG for the year ended March 31, 2003. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.74% for Class A and 2.69% for Class B and ratio of net investment income to average net assets would have been 2.46% for Class A and 1.29% for Class B.

FINANCIAL HIGHLIGHTS

UTILITIES FUND -- CLASS C
-----------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                            PERIOD
                                                                                                             ENDED
                                                                           YEAR ENDED MARCH 31            MARCH 31
-----------------------------------------------------------------------------------------------------------------------
                                                                      2003        2002          2001          2000(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period                           $   10.63   $   16.08     $   20.40     $   19.91
=======================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Income (Loss)(c)                                       0.15        0.03         (0.00)        (0.01)
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                                     (2.47)      (5.48)        (3.22)         0.52
=======================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                     (2.32)      (5.45)        (3.22)         0.51
=======================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                                      0.09        0.00          1.10          0.02
=======================================================================================================================
Net Asset Value -- End of Period                                 $    8.22   $   10.63     $   16.08     $   20.40
=======================================================================================================================

TOTAL RETURN(d)                                                     (21.85%)    (33.87%)      (15.83%)        2.58%(e)

RATIOS
Net Assets -- End of Period ($000 Omitted)                       $     667   $   1,799     $   3,579     $     248
Ratio of Expenses to Average Net Assets(f)(g)                         2.05%       2.04%         2.07%         1.83%(h)
Ratio of Net Investment Income (Loss) to Average Net Assets(g)        1.75%       0.32%        (0.02%)       (0.32%)(h)
Portfolio Turnover Rate                                                 64%         56%           49%           18%(i)

(a) From February 15, 2000, since inception of Class, to March 31, 2000.
(b) The per share information was computed based on average shares for the year ended March 31, 2001.
(c) Net Investment Loss aggregated less than $0.01 on a per share basis for the year ended March 31, 2001.
(d) The applicable CDSC is not included in the Total Return calculation.
(e) Based on operations for the period shown and, accordingly, is not representative of a full year.
(f) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).
(g) Various expenses of the Class were voluntarily absorbed by IFG for the years ended March 31, 2003, 2002 and 2001 and the period ended March 31, 2000. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 3.70%, 2.45%, 2.11% and 1.83% (annualized), respectively, and ratio of net investment income (loss) to average net assets would have been 0.10%, (0.09%), (0.06%) and (0.32%) (annualized), respectively.
(h) Annualized
(i) Portfolio Turnover is calculated at the Fund level. Represents the period from November 1, 1999 to March 31, 2000.

OTHER INFORMATION

UNAUDITED

The table below provides information about each of the Independent and Interested Directors. Their affiliations represent their principal occupations.

                                                                                      NUMBER OF
                                                                                      FUNDS IN
                          POSITION(S) HELD WITH                                       FUND
                          COMPANY, TERM OF                                            COMPLEX         OTHER
                          OFFICE AND LENGTH          PRINCIPAL OCCUPATION(S)          OVERSEEN BY     DIRECTORSHIPS
NAME, ADDRESS AND AGE     OF TIME SERVED*            DURING PAST FIVE YEARS*          DIRECTOR        HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS

Bob A. Baker              Vice Chairman of           Consultant (2000-present).       47
37 Castle Pines Dr. N.    the Board                  Formerly, President and
Castle Rock, Colorado                                Chief Executive Officer
                                                     (1988-2000) of AMC Cancer
Age: 66                                              Research Center, Denver,
                                                     Colorado. Until Mid-December
                                                     1988, Vice Chairman of the
                                                     Board of First Columbia
                                                     Financial Corporation,
                                                     Englewood, Colorado;
                                                     formerly, Chairman of the
                                                     Board and Chief Executive
                                                     Officer of First Columbia
                                                     Financial Corporation.

Sueann Ambron, Ph.D.      Director                   Dean of the Business School,     47
University of Colorado    (Since 2003)               College of Business,
at Denver                                            University of Colorado of
1250 14th Street                                     Denver (2000-present).
Denver, Colorado                                     Formerly, President and
                                                     Chief Executive Officer of
Age: 58                                              Avulet, Inc., Sunnyvale,
                                                     California (1998-1999), Vice
                                                     President and General
                                                     Manager, Multimedia Services
                                                     Division, Motorola, Inc.,
                                                     Schoumburg, Illinois
                                                     (1996-1998).

Victor L. Andrews, Ph.D.  Director                   Professor Emeritus, Chairman     47              Director of The
34 Seawatch Drive                                    Emeritus and Chairman and                        Sheffield Funds, Inc.
Savannah, Georgia                                    CFO of the Roundtable of the
                                                     Department of Finance of
Age: 72                                              Georgia State University;
                                                     and President, Andrews
                                                     Financial Associates, Inc.
                                                     (consulting firm). Formerly,
                                                     member of the faculties of
                                                     the Harvard Business School;
                                                     and the Sloan School of
                                                     Management of MIT.

Lawrence H. Budner        Director                   Trust Consultant. Formerly,      47
7608 Glen Albens Circle                              Senior Vice President and
Dallas, Texas                                        Senior Trust Officer of
                                                     InterFirst Bank, Dallas,
Age: 72                                              Texas.

OTHER INFORMATION

UNAUDITED

                                                                                      NUMBER OF
                                                                                      FUNDS IN
                          POSITION(S) HELD WITH                                       FUND
                          COMPANY, TERM OF                                            COMPLEX         OTHER
                          OFFICE AND LENGTH          PRINCIPAL OCCUPATION(S)          OVERSEEN BY     DIRECTORSHIPS
NAME, ADDRESS AND AGE     OF TIME SERVED*            DURING PAST FIVE YEARS*          DIRECTOR        HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
James T. Bunch            Director                   Co-President and Founder of       47
                                                     Green, Manning & Bunch,
3600 Republic Plaza       (since 2000)               Ltd., Denver, Colorado
370 Seventeenth Street                               (1988-present); Director and
Denver, Colorado                                     Vice President of Western
                                                     Golf Association and Evans
Age: 60                                              Scholars Foundation; and
                                                     Excutive Committee, United
                                                     States Golf Association.
                                                     Formerly, General Counsel
                                                     and Director of Boettcher &
                                                     Company, Denver, Colorado;
                                                     and formerly, Chairman and
                                                     Managing Partner of Davis,
                                                     Graham & Stubbs, Denver,
                                                     Colorado.

Gerald J. Lewis           Director                   Chairman of Lawsuit              47              Director of General Chemical
701 "B" Street            (since 2000)               Resolution Services, San                         Group, Inc., Hampdon, New
Suite 2100                                           Diego, California                                Hampshire (1996-present).
San Diego, California                                (1987-present). Formerly,                        Director of Wheelabrator
                                                     Associate Justice of the                         Technologies, Inc., Fisher
                                                     California Court of Appeals;                     Scientific, Inc., Henley
Age: 69                                              and of Counsel, Latham &                         Manufacturing, Inc., and
                                                     Watkins, San Diego,                              California CoastalProperties,
                                                     California (1987-1997).                          Inc.

John W. McIntyre          Director                   Retired. Trustee of Gables       47
7 Piedmont Center                                    Residential Trust.  Trustee
Suite 100                                            and Chairman of the J.M. Tull
Atlanta, Georgia                                     Charitable Foundation;
                                                     Director of Kaiser Foundation
Age: 72                                              Health Plans of Georgia, Inc.
                                                     Formerly, Vice Chairman of
                                                     the Board of Directors of The
                                                     Citizens and Southern
                                                     Corporation and Chairman of
                                                     the Board and Chief Executive
                                                     Officer of The Citizens and
                                                     Southern Georgia Corporation
                                                     and The Citizens and Southern
                                                     National Bank. Formerly,
                                                     Trustee of INVESCO Global
                                                     Health Sciences Fund and
                                                     Trustee of Employee's
                                                     Retirement System of Georgia,
                                                     Emory University.

Larry Soll, Ph. D.        Director                   Retired. Formerly, Chairman       47             Director of Synergen since
2358 Sunshine Canyon Dr.  (since 1997)               of the Board (1987-1994),                        incorporation in 1982;
Boulder, Colorado                                    Chief Executive Officer                          Director of Isis
                                                     (1982-1989 and 1993-1994) and                    Pharmaceuticals, Inc.
Age: 60                                              President (1982-1989) of
                                                     Synergen Inc.; and formerly,
                                                     Trustee of INVESCO Global
                                                     Health Sciences Fund.

OTHER INFORMATION

UNAUDITED

                                                                                      NUMBER OF
                                                                                      FUNDS IN
                          POSITION(S) HELD WITH                                       FUND
                          COMPANY, TERM OF                                            COMPLEX         OTHER
                          OFFICE AND LENGTH          PRINCIPAL OCCUPATION(S)          OVERSEEN BY     DIRECTORSHIPS
NAME, ADDRESS AND AGE     OF TIME SERVED*            DURING PAST FIVE YEARS*          DIRECTOR        HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS AND OFFICERS

These directors are "interested persons" of IFG as defined in the Act, and they are interested persons by virtue of the fact that he/she is an officer or director of IFG, IDI or an affiliate of IFG.

Mark H. Williamson        Chairman of the Board      President and Chief Executive    47
4350 South Monaco Street  (since 1999). Formerly,    Officer AIM Investment
Denver, Colorado          President (1998-2002);     Management and Chief
                          and Chief Executive        Executive Officer of the AIM
Age: 51                   Officer (1998-2002).       Division of AMVESCAP PLC
                                                     (2003-present). Formerly,
                                                     Chief Executive Officer,
                                                     Managed Products Division,
                                                     AMVESCAP PLC (2001-present).
                                                     Formerly, Chairman of the
                                                     Board (1998-2002), President
                                                     (1998-2002), and Chief
                                                     Executive Officer (1998-2002)
                                                     of INVESCO Funds Group, Inc.
                                                     and of INVESCO Distributors,
                                                     Inc. Formerly, Chief
                                                     Operating Officer and
                                                     Chairman of the Board of
                                                     INVESCO Global Health
                                                     Sciences Fund; formerly,
                                                     Chairman and Chief Executive
                                                     Officer of NationsBanc
                                                     Advisors, Inc.; and formerly,
                                                     Chairman of NationsBanc
                                                     Investments, Inc.

Raymond R. Cunningham     President (2003-present),  President (2003-present) and     47              Director of INVESCO Funds
4350 South Monaco Street  Chief Executive Officer    Chief Executive Officer                          Group, Inc. and Chairman of
Denver, Colorado          (2003-present) and         (2003-present) of INVESCO                        the Board of INVESCO
                          Director (2001-present).   Funds Group, Inc.;                               Distributors, Inc.
Age: 51                   Formerly, Vice President   Chairman of the Board (2003-
                          (2001-2002).               present), President
                                                     (2003-present), and Chief
                                                     Executive Officer
                                                     (2003-present) of INVESCO
                                                     Distributors, Inc. Formerly,
                                                     Chief Operating Officer
                                                     (2002-2003) and Senior Vice
                                                     President (1999-2002) of
                                                     INVESCO Funds Group, Inc. and
                                                     INVESCO Distributors, Inc.;
                                                     and Formerly, Senior Vice
                                                     President of GT Global -
                                                     North America (1992-1998).

Richard W. Healey         Director                   Senior Vice President of         39              Director of INVESCO Funds
4350 South Monaco Street  (since 2000)               INVESCO Funds Group, Inc.;                       Group, Inc. and INVESCO
Denver, Colorado                                     Senior Vice President of                         Distributors, Inc.
                                                     INVESCO Distributors, Inc.
Age: 48                                              Formerly, Senior Vice
                                                     President of GT Global -
                                                     North America (1996-1998) and
                                                     The Boston Company
                                                     (1993-1996).

OTHER INFORMATION

UNAUDITED

                                                                                      NUMBER OF
                                                                                      FUNDS IN
                          POSITION(S) HELD WITH                                       FUND
                          COMPANY, TERM OF                                            COMPLEX         OTHER
                          OFFICE AND LENGTH          PRINCIPAL OCCUPATION(S)          OVERSEEN BY     DIRECTORSHIPS
NAME, ADDRESS AND AGE     OF TIME SERVED*            DURING PAST FIVE YEARS*          DIRECTOR        HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Glen A. Payne             Secretary                  Senior Vice President,
4350 South Monaco Street                             General Counsel and Secretary
Denver, Colorado                                     of INVESCO Funds Group, Inc.;
                                                     Senior Vice President,
Age: 55                                              Secretary and General Counsel
                                                     of INVESCO Distributors, Inc.
                                                     Formerly, Secretary of
                                                     INVESCO Global Health
                                                     Sciences Fund; General
                                                     Counsel of INVESCO Trust
                                                     Company (1989-1998); and
                                                     employee of a U.S. regulatory
                                                     agency, Washington, D.C.
                                                     (1973-1989).

Ronald L. Grooms          Chief Accounting           Senior Vice President and                        Director of INVESCO Funds
4350 South Monaco Street  Officer, Chief             Treasurer of INVESCO Funds                       Group, Inc. and INVESCO
Denver, Colorado          Financial Officer          Group, Inc.; and Senior Vice                     Distributors, Inc.
                          and Treasurer              President and Treasurer of
Age: 56                                              INVESCO Distributors, Inc.
                                                     Formerly, Treasurer and
                                                     Principal Financial and
                                                     Accounting Officer of INVESCO
                                                     Global Health Sciences Fund;
                                                     and Senior Vice President and
                                                     Treasurer of INVESCO Trust
                                                     Company (1988-1998).

William J. Galvin, Jr.    Assistant Secretary        Senior Vice President and                        Director of INVESCO Funds
4350 South Monaco Street                             Assistant Secretary of                           Group, Inc. and INVESCO
Denver, Colorado                                     INVESCO Funds Group, Inc.;                       Distributors, Inc.
                                                     and Senior Vice President and
Age: 46                                              Assistant Secretary of
                                                     INVESCO Distributors, Inc.
                                                     Formerly, Trust Officer of
                                                     INVESCO Trust Company
                                                     (1995-1998).

Pamela J. Piro            Assistant Treasurer        Vice President and Assistant
4350 South Monaco Street                             Treasurer of INVESCO Funds
Denver, Colorado                                     Group, Inc.; and Assistant
                                                     Treasurer of INVESCO
Age: 42                                              Distributors, Inc. Formerly,
                                                     Assistant Vice President
                                                     (1996-1997).

Tane T. Tyler             Assistant Secretary        Vice President and Assistant
4350 South Monaco Street  (since 2002)               General Counsel of INVESCO
Denver, Colorado                                     Funds Group, Inc.

Age: 37

* Except as otherwise indicated, each individual has held the position(s) shown for at least the last five years.

The Statement of Additional Information ("SAI") includes additional information about Fund directors and is available, without charge, upon request. To obtain a free copy of the current SAI, call 1-800-525-8085.

[INVESCO ICON] INVESCO(R)


1-800-525-8085
Personal Account Line: 1-800-424-8085
Advisor Services: 1-800-6-INVESCO
invescofunds.com

INVESCO Distributors, Inc.,(SM) Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

This information must be preceded or accompanied by a current prospectus.

ASEC   900466    4/03